UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00121

Name of Registrant:	Vanguard Wellington Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:  November 30

Date of reporting period: December 1, 2017—November 30, 2018

Item 1: Reports to Shareholders

Annual Report | November 30, 2018 Vanguard WellingtonTM Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our CEO	1
Your Fund’s Performance at a Glance	2
Advisor’s Report	3
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	12
Trustees Approve Advisory Arrangement	37

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our CEO

Tim Buckley

President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

It’s important to be prepared for that turbulence, whenever it appears. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

President and Chief Executive Officer

December 18, 2018

1

Your Fund’s Performance at a Glance

•  For the 12 months ended November 30, 2018, Vanguard Wellington Fund returned 2.80% for Investor Shares and 2.88% for Admiral™ Shares. It lagged the return of its benchmark index.

•  The broadly diversified fund has about 65% of its assets invested in stocks and 35% in bonds.

•  The stock portfolio returned 5.44%, behind the 6.27% return of its benchmark, the Standard & Poor’s 500 Index. Communication services, real estate, and consumer staples contributed the most to relative performance. Financials and consumer discretionary detracted.

•  The fixed income portfolio returned –1.93%, above the –2.39% return of its benchmark, the Bloomberg Barclays U.S. Credit A or Better Bond Index. It benefited on a relative basis from strong corporate bond selection in the industrial sector but was held back somewhat by its positioning in other credits.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	5.92%	11.94%	10.89%
Russell 2000 Index (Small-caps)	0.57	10.08	7.50
Russell 3000 Index (Broad U.S. market)	5.53	11.80	10.62
FTSE All-World ex US Index (International)	-7.98	5.59	2.17

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.34%	1.33%	2.03%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	1.13	2.13	3.52
FTSE Three-Month U.S. Treasury Bill Index	1.76	0.92	0.55

CPI
Consumer Price Index	2.18%	2.02%	1.58%

2

Advisor’s Report

Vanguard Wellington Fund’s Investor Shares returned 2.80% for the 12 months ended November 30, 2018. The fund beat the –0.15% average return of its peers. The index is weighted 65% large-capitalization stocks (as measured by the Standard & Poor’s 500 Index) and 35% high-quality corporate bonds (as measured by the Bloomberg Barclays U.S. Credit A or Better Bond Index). The equity portfolio trailed its benchmark, while the fixed income portfolio outperformed.

Investment environment

Stock markets in the United States did better than those abroad. The S&P 500 Index returned 6.27%, the MSCI World Index returned 0.68%, and the MSCI EAFE Index returned –7.94%.

Despite continued uncertainty in Washington and heightened U.S. tensions with Russia, China, and North Korea, strong employment data and corporate earnings helped propel the market to new highs during the first half of the fiscal year. Positive sentiment persisted for much of the summer, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the United States and Mexico, and expectations for relatively stronger U.S. economic growth.

In the United States, large-cap growth stocks outpaced large-cap value stocks, as measured by the Russell 1000 Growth and Russell 1000 Value Indexes. The Federal Reserve raised its benchmark interest rate by 25 basis points four times during the 12 months, in line with expectations.

Concerns surrounding slowing global growth, rich valuations, and volatile U.S.-China trade relations weighed heavily on investor confidence.

The broad fixed income markets experienced extended volatility, particularly in the second half of the fiscal year, and generated negative total returns. The Bloomberg Barclays U.S. Aggregate Bond Index returned –1.34% for the year. The higher-quality credit market lagged this index: The Bloomberg Barclays U.S. Credit A or Better Bond Index returned –2.39%. The yield on the 10-year U.S. Treasury note rose, beginning at 2.41% and ending at 2.99%.

Our successes

Stock selection was positive overall, helped most by the communication services and information technology sectors. Within communication services, an overweight to Verizon Communications and not holding benchmark constituent Facebook boosted performance. In information technology, our position in Microsoft and not owning NVIDIA helped. In terms of sector allocation, our underweight to real estate was positive.

Our avoidance of Facebook, the U.S.-based social networking platform operator, was the top relative contributor. Its share price suffered because of concerns about privacy and potential regulatory and reputational risk. In addition, the company reported a slowdown in revenue growth and provided disappointing forward guidance in connection with quarterly

3

earnings. We are monitoring Facebook’s performance closely but believe the risks outweigh the potential benefits.

Verizon, the U.S.-based communications technology company, reduced its capital expenditure guidance and reported strong quarterly results, with earnings per share ahead of estimates. The stock has also been strong as the market anticipates the launch of 5G fixed wireless service. We are maintaining our position and believe that the company is a market leader in an industry experiencing reduced competitive intensity. We expect this to continue and believe the valuation allows for further upside.

Our lack of holdings in General Electric, a U.S.-based multinational conglomerate operating in the technology infrastructure, capital finance, and consumer/industrial products industries, also helped. The company had a series of disappointing earnings results driven primarily by misses in the power segment. We eliminated our modest position at the beginning of the period.

In the fixed income portfolio, our short duration/yield curve positioning added the most as rates rose across the curve, particularly at the front end. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.) Our underweight to investment-grade credit also boosted relative returns. In investment-grade corporates, our allocation to and security selection in industrials helped. Out-of-benchmark allocations to collateralized loan obligations, commercial mortgage-backed securities, and agency mortgage-backed securities further aided performance.

Our shortfalls

In the stock portfolio, our selection was weakest in financials and consumer discretionary. Sector allocation overall detracted from performance; our overweight to financials and underweight to consumer discretionary were the most costly. In financials, the most notable laggards were insurance companies, including Prudential, Chubb, and American International Group. In consumer discretionary, not holding benchmark constituent Amazon.com also hurt. Bristol-Myers Squibb was another top relative detractor.

Amazon outperformed based on strong earnings results attributable to continued market share gains and improving profitability. While we saw some weakness toward the end of the period, we believe the current valuation reflects significant optimism about the trajectory and predictability of future growth. Amazon is a high price-to-earnings non-yielder and, despite being an impressive company, is taking on increasingly complicated end-markets and so does not fit our investment approach. We also believe it may face increasing regulation in the future.

Shares of Prudential, the U.S. life insurance and financial services company, detracted despite higher earnings estimates. The stock fell along with that of other insurers on concerns over potential

4

charges associated with long-term care insurance and the fear of economic recession. While we foresee some slowdown in economic growth, we do not expect a recession. We believe Prudential’s strong cash flow, cost cutting, and share repurchase plans will provide upside to an attractive valuation.

Pharmaceutical company Bristol-Myers Squibb underperformed after reporting disappointing drug trial results. However, we expect many more trials and data points that will support its strong position in immuno-oncology. Although competition may increase, we expect the company to remain a leader, with a significant share of a market that is potentially larger than we initially believed. Additionally, we believe Bristol-Myers’ combination therapies will continue to revolutionize cancer treatment.

On the fixed income side, security selection in investment-grade corporate bonds, specifically those of utilities and financial institutions, detracted from performance. Our allocations to supranationals and local agencies, as well as a small out-of-benchmark allocation to Treasury inflation-protected securities, also hurt.

The fund’s positioning

Investors are currently being buffeted by many crosscurrents. On the positive side, we have strong employment, less regulation, lower taxes, and generally strong business and consumer confidence. On the negative side are concerns over potential trade wars and a housing slowdown attributable to higher rates and tax law changes.

We believe housing will eventually regain strength as wages rise and price increases moderate. We expect economic growth to remain healthy but progress at a slower pace than in 2018. The volatility we experienced at the end of the fiscal year will be more common in the year ahead, and as a result we expect valuation and stability to garner greater attention.

At the end of the period, our largest sector overweights were to financials, energy, and utilities. Within financials, we continue to favor banks and insurers, where large companies are gaining share from smaller competitors and costs are well-controlled.

Our greatest underweights were in information technology and consumer discretionary. A combination of low-to-moderate dividend yields and fair-to-premium valuations tends to produce fewer opportunities for our investment approach in these sectors than in other areas of the market.

Over the course of the year, we initiated new positions in companies including Simon Property Group, Halliburton, and Deere & Company. We eliminated holdings in Honeywell, Johnson & Johnson, and 21st Century Fox, among others.

We continue to rely on our process and philosophy as we construct the fund. We maintain a portfolio of what we believe to be reasonably valued, resilient businesses with favorable industry and competitive dynamics. We remain cautiously optimistic about the investment outlook and our current holdings.

5

On the fixed income side, we are taking a cautious view of risk assets through reduced exposure to corporate bonds and, within them, a bias toward higher quality and lower volatility. Much of the rise in short-term rates is behind us and the rest appears fairly priced. Amid increased uncertainty, we have limited our interest rate risk relative to the benchmark and reduced our short-duration positioning to neutral.

Credit remains the main focus of our fixed income portfolio. U.S. investment-grade corporates have underperformed this year because of increased volatility, weaker overseas demand, and continued headline risk. We are underweight corporate credit relative to the all-credit benchmark. However, we favor higher-quality, less-cyclical sectors and expect our positioning to benefit from the effects of tax reform, deregulation, and fiscal stimulus.

We favor U.S. financials and utilities, which we view as attractively valued and likely to gain when the cycle turns. We have an overweight to taxable municipal bonds for their diversification benefit. We have a modest out-of-benchmark allocation to agency mortgage-backed security pass-throughs, where valuations are attractive.

Despite the prolonged economic cycle and persistently good earnings from the corporate sector, we view the credit cycle as mature. We believe most of the narrowing of spreads (of corporates as compared with Treasuries) is behind us.

We continue to be disciplined in the application of our investment process, which allows us to create a balanced portfolio that we believe should perform well in a variety of environments. We remain focused on long-term, low-turnover investing—features that we believe have served the fund’s shareholders well over time.

Edward P. Bousa, CFA,

Senior Managing Director and

Equity Portfolio Manager

John C. Keogh,

Senior Managing Director and Fixed

Income Portfolio Manager

Loren L. Moran, CFA,

Managing Director and Fixed Income

Portfolio Manager

Michael E. Stack, CFA,

Senior Managing Director and Fixed

Income Portfolio Manager

Wellington Management Company LLP

December 17, 2018

6

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•  Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

7

Six Months Ended November 30, 2018
Wellington Fund	Beginning Account Value 5/31/2018	Ending Account Value 11/30/2018	Expenses Paid During Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,025.75	$1.27
Admiral Shares	1,000.00	1,026.09	0.86
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.82	$1.27
Admiral Shares	1,000.00	1,024.22	0.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

8

Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2008, Through November 30, 2018

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Wellington Fund Investor Shares	2.80%	7.59%	10.84%	$27,991
Wellington Composite Index	3.30	8.19	11.26	29,065
Bloomberg Barclays U.S. Aggregate Bond Index	-1.34	2.03	3.67	14,336
Dow Jones U.S. Total Stock Market Float Adjusted Index	5.50	10.56	14.53	38,847

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Credit A or Better Bond Index thereafter.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Wellington Fund Admiral Shares	2.88%	7.68%	10.93%	$141,092
Wellington Composite Index	3.30	8.19	11.26	145,326
Bloomberg Barclays U.S. Aggregate Bond Index	-1.34	2.03	3.67	71,682
Dow Jones U.S. Total Stock Market Float Adjusted Index	5.50	10.56	14.53	194,237

See Financial Highlights for dividend and capital gains information.

9

Wellington Fund

Average Annual Total Returns: Periods Ended September 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1929	8.28%	9.04%	3.01%	6.39%	9.40%
Admiral Shares	5/14/2001	8.35	9.12	3.10	6.39	9.49

10

Wellington Fund

Sector Diversification

As of November 30, 2018

Equity Exposure
Communication Services	9.6%
Consumer Discretionary	4.0
Consumer Staples	6.7
Energy	8.7
Financials	22.7
Health Care	16.0
Industrials	9.8
Information Technology	11.6
Materials	3.4
Real Estate	2.6
Utilities	4.9

The table reflects the fund’s equity exposure, based on its investments in stocks and stock futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Fixed Income Exposure
Asset-Backed	4.1%
Commercial Mortgage-Backed	0.6
Finance	26.4
Foreign	6.2
Government Mortgage-Backed	1.9
Industrial	30.6
Treasury/Agency	17.4
Utilities	7.6
Other	5.2

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

11

Wellington Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of November 30, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website.

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Communication Services
Verizon Communications Inc.	42,295,368	2,550,411	2.5%
* Alphabet Inc. Class A	1,635,879	1,815,253	1.8%
Comcast Corp. Class A	42,404,884	1,654,214	1.6%
Communication Services—Other †		355,946	0.3%
		6,375,824	6.2%
Consumer Discretionary
Lowe’s Cos. Inc.	6,340,097	598,315	0.6%
Consumer Discretionary—Other †		2,095,294	2.0%
		2,693,609	2.6%
Consumer Staples
PepsiCo Inc.	7,878,517	960,706	0.9%
Unilever NV	12,546,124	696,242	0.7%
Sysco Corp.	8,507,469	573,403	0.5%
Consumer Staples—Other †		2,224,035	2.2%
		4,454,386	4.3%
Energy
Chevron Corp.	15,112,060	1,797,428	1.7%
Exxon Mobil Corp.	13,679,891	1,087,551	1.0%
ConocoPhillips	9,007,321	596,105	0.6%
^ Suncor Energy Inc.	18,175,851	586,049	0.6%
Energy—Other †		1,725,087	1.7%
		5,792,220	5.6%
Financials
JPMorgan Chase & Co.	21,525,538	2,393,425	2.3%
Bank of America Corp.	76,323,330	2,167,583	2.1%
Chubb Ltd.	10,420,692	1,393,663	1.4%
Prudential Financial Inc.	13,348,138	1,251,521	1.2%
PNC Financial Services Group Inc.	8,005,552	1,086,994	1.1%
Intercontinental Exchange Inc.	10,197,166	8 33,312	0.8%
Northern Trust Corp.	6,964,627	691,100	0.7%

12

Wellington Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Citigroup Inc.	9,690,138	627,824	0.6%
BlackRock Inc.	1,413,215	604,870	0.6%
American International Group Inc.	13,584,382	587,525	0.6%
Financials—Other †		3,496,167	3.4%
		15,133,984	14.8%
Health Care
AstraZeneca plc ADR	32,460,280	1,292,568	1.3%
Bristol-Myers Squibb Co.	24,056,304	1,286,050	1.3%
Pfizer Inc.	26,280,551	1,214,950	1.2%
Merck & Co. Inc.	14,582,142	1,156,947	1.1%
Medtronic plc	11,649,050	1,136,132	1.1%
UnitedHealth Group Inc.	3,800,444	1,069,293	1.0%
CVS Health Corp.	10,655,600	854,579	0.8%
Novartis AG	9,300,971	849,192	0.8%
Eli Lilly & Co.	6,237,996	740,076	0.7%
Abbott Laboratories	7,645,741	566,167	0.6%
Health Care—Other †		502,868	0.5%
		10,668,822	10.4%
Industrials
Union Pacific Corp.	5,581,902	858,385	0.8%
United Parcel Service Inc. Class B	6,604,112	761,388	0.8%
Deere & Co.	4,852,469	751,550	0.7%
United Technologies Corp.	5,467,195	666,123	0.7%
Lockheed Martin Corp.	2,086,152	626,743	0.6%
Schneider Electric SE	8,298,047	604,852	0.6%
Industrials—Other †		2,263,795	2.2%
		6,532,836	6.4%
Information Technology
Microsoft Corp.	25,337,737	2,809,702	2.7%
Intel Corp.	25,353,481	1,250,180	1.2%
Cisco Systems Inc.	20,456,302	979,243	1.0%
Apple Inc.	3,881,381	693,137	0.7%
Information Technology—Other †		1,968,451	1.9%
		7,700,713	7.5%
Materials
International Paper Co.	14,129,722	652,652	0.6%
Materials—Other †		1,648,628	1.6%
		2,301,280	2.2%
Real Estate
American Tower Corp.	5,406,695	889,347	0.9%
Simon Property Group Inc.	4,534,970	842,099	0.8%
		1,731,446	1.7%
Utilities
NextEra Energy Inc.	7,146,090	1,298,516	1.3%
Dominion Energy Inc.	12,617,485	940,003	0.9%
Exelon Corp.	15,543,622	721,068	0.7%
Utilities—Other †		291,443	0.3%
		3,251,030	3.2%
Total Common Stocks (Cost $44,572,899)		66,636,150	64.9%

13

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
1	United States Treasury Note/Bond	2.250%	2/29/20	1,244,000	1,235,839	1.2%
	United States Treasury Note/Bond	2.875%	11/15/21	1,000,000	1,001,410	1.0%
1	United States Treasury Note/Bond	1.250%–3.375%	2/29/20–8/15/48	3,287,861	3,141,206	3.1%
	U.S. Government Securities—Other †				308,768	0.3%
					5,687,223	5.6%

Conventional Mortgage-Backed Securities †					632,337	0.6%

Nonconventional Mortgage-Backed Securities †					197,649	0.2%
Total U.S. Government and Agency Obligations (Cost $6,600,083)					6,517,209	6.4%
[2]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,458,770) †					1,447,275	1.4%
Corporate Bonds
Finance
	Banking
3	Bank of America Corp.	2.816%–5.875%	1/11/23–1/21/44	346,984	338,751	0.3%
	Citibank NA	3.050%	5/1/20	67,400	67,050	0.1%
3	Citigroup Inc.	2.400%–8.125%	4/8/19–7/23/48	420,938	415,203	0.4%
3	JPMorgan Chase & Co.	3.250%–6.300%	4/23/19–11/15/48	663,356	658,974	0.7%
	National City Corp.	6.875%	5/15/19	13,950	14,177	0.0%
	PNC Bank NA	3.100%–4.200%	10/30/24–1/22/28	137,285	131,275	0.1%
	PNC Financial Services Group Inc.	3.900%	4/29/24	41,565	41,237	0.0%
2	Banking—Other †				5,290,799	5.2%
	Brokerage †				30,464	0.0%
	Finance Companies †				192,567	0.2%
	Insurance
	ACE Capital Trust II	9.700%	4/1/30	20,000	27,000	0.0%
	Chubb Corp.	6.000%	5/11/37	50,000	58,544	0.1%
	Chubb INA Holdings Inc.	2.300%–4.350%	11/3/20–11/3/45	58,510	57,253	0.1%
2	Five Corners Funding Trust	4.419%	11/15/23	5,935	6,052	0.0%
	Prudential Financial Inc.	4.500%	11/15/20	24,365	24,890	0.0%
	UnitedHealth Group Inc.	2.875%–4.750%	10/15/20–6/15/48	277,531	274,934	0.2%
2	Insurance—Other †				793,808	0.8%
2	Other Finance †				46,765	0.1%
2	Real Estate Investment Trusts †				143,022	0.1%
					8,612,765	8.4%

Industrial
	Basic Industry †				38,961	0.0%
2	Capital Goods †				776,812	0.8%
	Communication
	Comcast Corp.	2.350%–6.500%	2/1/24–10/15/58	533,781	512,669	0.5%
2	NBCUniversal Enterprise Inc.	1.974%	4/15/19	100,115	99,825	0.1%
	NBCUniversal Media LLC	2.875%–4.450%	4/1/21–1/15/43	44,030	43,585	0.0%

14

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets

2	Sky plc	2.625%–3.750%	9/16/19–9/16/24	83,067	82,147	0.1%
	Verizon Communications Inc.	3.500%–5.012%	11/1/21–3/15/55	182,359	174,045	0.2%
2	Communication—Other †				575,539	0.6%
2	Consumer Cyclical †				1,052,655	1.0%
	Consumer Noncyclical
	AstraZeneca plc	1.950%–6.450%	9/18/19–9/15/37	114,040	115,956	0.1%
	Medtronic Inc.	2.500%–4.375%	3/15/20–3/15/35	202,744	199,584	0.2%
	Merck & Co. Inc.	2.350%–4.150%	2/10/22–5/18/43	154,715	149,846	0.2%
	PepsiCo Inc.	2.750%–4.000%	3/1/23–3/5/42	81,191	77,879	0.1%
	Pfizer Inc.	3.000%–4.100%	6/15/23–9/15/38	101,020	98,976	0.1%
	Wyeth LLC	5.950%	4/1/37	25,000	29,826	0.0%
	Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	32,738	0.0%
2	Consumer Noncyclical—Other †				2,761,318	2.7%
	Energy
	Chevron Corp.	3.191%	6/24/23	49,470	48,658	0.1%
	Dominion Energy Gas Holdings LLC	3.550%–4.800%	11/1/23–12/15/44	32,638	31,685	0.0%
	Exxon Mobil Corp.	2.222%–4.114%	3/1/21–3/1/46	46,250	44,736	0.0%
2	Energy—Other †				921,850	0.9%
2	Other Industrial †				25,931	0.0%
	Technology
	Apple Inc.	2.450%–4.450%	2/9/24–8/4/46	419,497	396,093	0.4%
	Intel Corp.	2.875%–4.100%	5/11/24–5/19/46	81,000	76,860	0.1%
	Microsoft Corp.	2.375%–4.450%	2/12/22–2/6/47	498,005	479,702	0.4%
2	Technology—Other †				614,524	0.6%
2	Transportation †				369,362	0.4%
					9,831,762	9.6%
Utilities
	Electric
4	Dominion Energy Inc.	2.579%–5.200%	7/1/19–12/1/24	90,515	89,681	0.1%
	Florida Power & Light Co.	3.700%–5.950%	2/1/35–12/1/47	125,585	140,326	0.1%
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	32,275	30,394	0.0%
	Virginia Electric & Power Co.	2.750%–6.000%	3/15/23–5/15/37	52,305	50,716	0.1%
2	Electric—Other †				1,897,612	1.9%
2	Natural Gas †				227,157	0.2%
	Other Utility †				36,459	0.0%
					2,472,345	2.4%
Total Corporate Bonds (Cost $21,356,345)					20,916,872	20.4%
[2]Sovereign Bonds (Cost $2,054,518) †					2,021,836	2.0%
Taxable Municipal Bonds (Cost $1,540,111) †					1,691,327	1.6%

				Shares
Temporary Cash Investments
Money Market Fund
[5,6] Vanguard Market Liquidity Fund		2.407%		680,617	68,062	0.1%

15

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Repurchase Agreements
Bank of America Securities, LLC (Dated 11/30/18, Repurchase Value $173,933,000 collateralized by Federal National Mortgage Assn. 3.500%–4.000%, 11/1/47–10/1/48, with a value of $177,378,000)	2.290%	12/3/18	173,900	173,900	0.2%
Citigroup Global Markets Inc. (Dated 11/30/18, Repurchase Value $360,368,000 collateralized by U.S. Treasury Bill 0.000%, 1/10/19–3/7/19, with a value of $367,506,000)	2.270%	12/3/18	360,300	360,300	0.3%
Deutsche Bank Securities, Inc. (Dated 11/30/18, Repurchase Value $34,807,000 collateralized by Federal Home Loan Bank 2.500%–4.060%, 4/27/26–9/11/37, Federal Farm Credit Bank 1.279%–3.430%, 2/21/20–10/26/37, Federal Home Loan Mortgage Corp. 0.000%, 7/15/23–3/15/31, Federal National Mortgage Assn. 0.000%–6.160%, 9/30/19–11/15/30, with a value of $35,497,000)	2.300%	12/3/18	34,800	34,800	0.0%
HSBC Bank USA (Dated 11/30/18, Repurchase Value $346,365,000 collateralized by U.S. Treasury Note/Bond 1.375%–2.875%, 10/31/20–8/15/47, with a value of $353,226,000)	2.260%	12/3/18	346,300	346,300	0.3%
HSBC Bank USA (Dated 11/30/18, Repurchase Value $286,754,000 collateralized by Federal Home Loan Mortgage Corp. 3.000%–4.500%, 3/1/43–10/1/48, Federal National Mortgage Assn. 3.000%–4.500%, 1/1/30–10/1/48, with a value of $292,434,000)	2.270%	12/3/18	286,700	286,700	0.3%
Nomura International PLC (Dated 11/30/18, Repurchase Value $583,111,000 collateralized by U.S. Treasury Bill/Note/Bond 0.000%–7.625%, 1/2/19–5/15/37, with a value of $594,660,000)	2.280%	12/3/18	583,000	583,000	0.6%

16

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	RBC Capital Markets LLC (Dated 11/30/18, Repurchase Value $481,191,000 collateralized by Federal Home Loan Mortgage Corp. 3.500%–4.000%, 2/1/48–10/1/48, Federal National Mortgage Assn. 1.615%–5.710%, 1/1/19–10/1/48, Government National Mortgage Assn. 3.000%–3.750%, 6/20/43–11/20/46, with a value of $490,722,000)	2.270%	12/3/18	481,100	481,100	0.5%
	TD Securities (USA) LLC (Dated 11/30/18, Repurchase Value $40,008,000 collateralized by Federal National Mortgage Assn. 4.000%, 9/1/47, with a value of $40,800,000)	2.280%	12/3/18	40,000	40,000	0.0%
	Wells Fargo & Co. (Dated 11/30/18, Repurchase Value $504,296,000 collateralized by Federal Home Loan Mortgage Corp. 2.184%–6.500%, 9/1/21–11/1/48, Federal National Mortgage Assn. 1.000%–7.000%, 10/24/19–11/1/48, Government National Mortgage Assn. 4.500%, 9/20/48, with a value of $514,284,000)	2.290%	12/3/18	504,200	504,200	0.5%
					2,810,300	2.7%

U.S. Government and Agency Obligations †					249,880	0.3%

Commercial Paper
[7]	Apple Inc.	2.275%	12/17/18	243,000	242,745	0.2%
Total Temporary Cash Investments (Cost $3,370,958)				3,370,987		3.3%
Total Investments (Cost $80,953,684)				102,601,656		100.0%

17

Wellington Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	5,383
Receivables for Investment Securities Sold	1,198,253
Receivables for Accrued Income	464,660
Receivables for Capital Shares Issued	32,997
Variation Margin Receivable—Futures Contracts	444
Unrealized Appreciation—Forward Currency Contracts	778
Unrealized Appreciation—OTC Swap Contracts	243
Other Assets	9,929
Total Other Assets	1,712,687	1.6%
Liabilities
Payables for Investment Securities Purchased	(1,435,458)
Collateral for Securities on Loan	(67,921)
Payables for Capital Shares Redeemed	(59,757)
Payables to Investment Advisor	(19,759)
Payables to Vanguard	(85,416)
Variation Margin Payable—Futures Contracts	(778)
Unrealized Depreciation—Forward Currency Contracts	(255)
Unrealized Depreciation—OTC Swap Contracts	(70)
Total Liabilities	(1,669,414)	(1.6%)
Net Assets	102,644,929	100.0%

At November 30, 2018, net assets consisted of:

Amount
($000)
Paid-in Capital	74,681,010
Total Distributable Earnings (Loss)	27,963,919
Net Assets	102,644,929

18

Wellington Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 392,707,706 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	16,438,414
Net Asset Value Per Share—Investor Shares	$41.86

Admiral Shares—Net Assets
Applicable to 1,192,445,911 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	86,206,515
Net Asset Value Per Share—Admiral Shares	$72.29

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $62,571,000.

†   Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 Securities with a value of $6,602,000 have been segregated as initial margin for open futures contracts.

2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2018, the aggregate value of these securities was $5,581,700,000, representing 5.4% of net assets.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 Adjustable-rate security.

5 Includes $67,921,000 of collateral received for securities on loan.

6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

7 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At November 30, 2018, the value of these securities was $242,745,000, representing 0.2% of net assets.

ADR—American Depositary Receipt.

19

Wellington Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2019	9,118	1,029,978	1,293
2-Year U.S. Treasury Note	March 2019	2,411	508,683	105
				1,398

Short Futures Contracts
Ultra Long U.S. Treasury Bond	March 2019	(1,458)	(222,208)	(487)
10-Year U.S. Treasury Note	March 2019	(1,168)	(139,521)	(348)
				(835)
				563

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
J.P. Morgan Securities LLC	1/9/19	USD	167,747	JPY	18,880,950	727
BNP Paribas	1/3/19	USD	71,807	CAD	95,408	(74)
Citibank, N.A.	2/12/19	USD	71,451	JPY	8,050,000	51
J.P. Morgan Securities LLC	2/12/19	USD	71,219	JPY	8,050,000	(181)
						523

CAD—Canadian dollar.

JPY—Japanese yen.

USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Wellington Fund

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)[1]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Purchased
General Electric Co.	12/20/23	GSI	16,500	(1.000)	763	(652)	111
General Electric Co.	12/20/23	GSI	10,350	(1.000)	478	(433)	45
General Electric Co.	12/20/23	GSI	9,900	(1.000)	458	(395)	63
General Electric Co.	12/20/23	GSI	8,280	(1.000)	383	(364)	19
General Electric Co.	12/20/23	GSI	6,600	(1.000)	305	(375)	(70)
General Electric Co.	12/20/23	GSI	2,070	(1.000)	96	(91)	5
							173

1 Periodic premium received/paid quarterly.

GSI—Goldman Sachs International.

At November 30, 2018, counterparties had deposited in segregated accounts securities with a value of $815,000 and cash of $1,420,000 in connection with open forward currency contracts and open over-the-counter swap contracts

See accompanying Notes, which are an integral part of the Financial Statements.

21

Wellington Fund

Statement of Operations

Year Ended
November 30, 2018
($000)
Investment Income
Income
Dividends[1]	1,780,348
Interest	1,172,263
Securities Lending—Net	5,835
Total Income	2,958,446
Expenses
Investment Advisory Fees—Note B
Basic Fee	80,365
Performance Adjustment	(5,870)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	28,717
Management and Administrative—Admiral Shares	82,082
Marketing and Distribution—Investor Shares	2,442
Marketing and Distribution—Admiral Shares	3,820
Custodian Fees	481
Auditing Fees	38
Shareholders’ Reports and Proxy—Investor Shares	274
Shareholders’ Reports and Proxy—Admiral Shares	357
Trustees’ Fees and Expenses	146
Total Expenses	192,852
Net Investment Income	2,765,594
Realized Net Gain (Loss)
Investment Securities Sold[2]	6,292,729
Futures Contracts	57,114
Swap Contracts	(12)
Forward Currency Contracts	(8,308)
Foreign Currencies	2,180
Realized Net Gain (Loss)	6,343,703
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(6,140,185)
Futures Contracts	(5,462)
Swap Contracts	173
Forward Currency Contracts	(2,640)
Foreign Currencies	(1,794)
Change in Unrealized Appreciation (Depreciation)	(6,149,908)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,959,389

1 Dividends are net of foreign withholding taxes of $38,825,000.

2 Realized net gain (loss) and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $62,000 and ($1,000). Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Wellington Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,765,594	2,558,234
Realized Net Gain (Loss)	6,343,703	4,352,244
Change in Unrealized Appreciation (Depreciation)	(6,149,908)	7,702,314
Net Increase (Decrease) in Net Assets Resulting from Operations	2,959,389	14,612,792
Distributions
Net Investment Income
Investor Shares	(452,709)	(485,955)
Admiral Shares	(2,302,686)	(2,072,768)
Realized Capital Gain[1]
Investor Shares	(714,085)	(354,943)
Admiral Shares	(3,377,387)	(1,391,895)
Total Distributions	(6,846,867)	(4,305,561)
Capital Share Transactions
Investor Shares	(1,308,528)	(2,487,650)
Admiral Shares	2,283,071	4,774,832
Net Increase (Decrease) from Capital Share Transactions	974,543	2,287,182
Total Increase (Decrease)	(2,912,935)	12,594,413
Net Assets
Beginning of Period	105,557,864	92,963,451
End of Period	102,644,929	105,557,864

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $487,484,000 and $175,705,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Wellington Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2018		2017		2016	2015	2014
Net Asset Value, Beginning of Period	$43.45		$39.23		$39.00	$41.02	$39.17
Investment Operations
Net Investment Income	1.083	1	1.021	1	1.017	1.004	1.000
Net Realized and Unrealized Gain (Loss) on Investments	.100		4.965		1.616	(.527)	3.370
Total from Investment Operations	1.183		5.986		2.633	.477	4.370
Distributions
Dividends from Net Investment Income	(1.086)		(1.030)		(1.014)	(.995)	(.982)
Distributions from Realized Capital Gains	(1.687)		(.736)		(1.389)	(1.502)	(1.538)
Total Distributions	(2.773)		(1.766)		(2.403)	(2.497)	(2.520)
Net Asset Value, End of Period	$41.86		$43.45		$39.23	$39.00	$41.02

Total Return[2]	2.80%		15.72%		7.18%	1.22%	11.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,438		$18,422		$18,967	$19,850	$25,199
Ratio of Total Expenses to Average Net Assets[3]	0.25%		0.25%		0.25%	0.26%	0.26%
Ratio of Net Investment Income to Average Net Assets	2.58%		2.50%		2.68%	2.55%	2.54%
Portfolio Turnover Rate[4]	34%		30%		31%	39%	71%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), 0.00%, and 0.00%.

4 Includes 2%, 4%, 6%, 10%, and 14% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Wellington Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2018		2017		2016	2015	2014
Net Asset Value, Beginning of Period	$75.04		$67.75		$67.36	$70.85	$67.65
Investment Operations
Net Investment Income	1.929	1	1.824	1	1.812	1.790	1.781
Net Realized and Unrealized Gain (Loss) on Investments	.172		8.572		2.784	(.910)	5.825
Total from Investment Operations	2.101		10.396		4.596	.880	7.606
Distributions
Dividends from Net Investment Income	(1.936)		(1.836)		(1.807)	(1.776)	(1.750)
Distributions from Realized Capital Gains	(2.915)		(1.270)		(2.399)	(2.594)	(2.656)
Total Distributions	(4.851)		(3.106)		(4.206)	(4.370)	(4.406)
Net Asset Value, End of Period	$72.29		$75.04		$67.75	$67.36	$70.85

Total Return[2]	2.88%		15.81%		7.26%	1.31%	11.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$86,207		$87,136		$73,996	$68,894	$64,341
Ratio of Total Expenses to Average Net Assets[3]	0.17%		0.17%		0.16%	0.18%	0.18%
Ratio of Net Investment Income to Average Net Assets	2.66%		2.58%		2.77%	2.63%	2.62%
Portfolio Turnover Rate[4]	34%		30%		31%	39%	71%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), 0.00%, and 0.00%.

4 Includes 2%, 4%, 6%, 10%, and 14% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Wellington Fund

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty

26

Wellington Fund

risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended November 30, 2018, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

27

Wellington Fund

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

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Wellington Fund

During the year ended November 30, 2018, the fund’s average amounts of investments in credit protection purchased swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

7. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

8. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

29

Wellington Fund

9. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

10. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

11. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

12. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2018, or at any time during the period then ended.

13. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

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Wellington Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the combined index comprising the S&P 500 Index and the Bloomberg Barclays Capital U.S. Credit A or Better Bond Index for the preceding three years. For the year ended November 30, 2018, the investment advisory fee represented an effective annual basic rate of 0.08% of the fund’s average net assets before a decrease of $5,870,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2018, the fund had contributed to Vanguard capital in the amount of $5,383,000, representing 0.01% of the fund’s net assets and 2.15% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

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Wellington Fund

The following table summarizes the market value of the fund’s investments as of November 30, 2018, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
Common Stocks	59,150,092	7,486,058	—
U.S. Government and Agency Obligations	—	6,517,209	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,447,275	—
Corporate Bonds	—	20,916,872	—
Sovereign Bonds	—	2,021,836	—
Taxable Municipal Bonds	—	1,691,327	—
Temporary Cash Investments	68,062	3,302,925	—
Futures Contracts—Assets[1]	444	—	—
Futures Contracts—Liabilities[1]	(778)	—	—
Forward Currency Contracts—Assets	—	778	—
Forward Currency Contracts—Liabilities	—	(255)	—
Swap Contracts—Assets	—	243	—
Swap Contracts—Liabilities	—	(70)	—
Total	59,217,820	43,384,198	—

1 Represents variation margin on the last day of the reporting period.

E. At November 30, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

Statement of Net Assets Caption	Interest Rate Contracts ($000)	Currency Contracts ($000)	Credit Contracts ($000)	Total ($000)
Variation Margin Receivable—Futures Contracts	444	—	—	444
Unrealized Appreciation—Forward Currency Contracts	—	778	—	778
Unrealized Appreciation—OTC Swap Contracts	—	—	243	243
Total Assets	444	778	243	1,465

Variation Margin Payable—Futures Contracts	(778)	—	—	(778)
Unrealized Depreciation—Forward Currency Contracts	—	(255)	—	(255)
Unrealized Depreciation—OTC Swap Contracts	—	—	(70)	(70)
Total Liabilities	(778)	(255)	(70)	(1,103)

32

Wellington Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended November 30, 2018, were:

Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Currency Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	57,114	—	—	57,114
Forward Currency Contracts	—	(8,308)	—	(8,308)
Swap Contracts	—	—	(12)	(12)
Realized Net Gain (Loss) on Derivatives	57,114	(8,308)	(12)	48,794

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(5,462)	—	—	(5,462)
Forward Currency Contracts	—	(2,640)	—	(2,640)
Swap Contracts	—	—	173	173
Change in Unrealized Appreciation (Depreciation) on Derivatives	(5,462)	(2,640)	173	(7,929)

F. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount ($000)
Paid-in Capital	396,764
Total Distributable Earnings (Loss)	(396,764)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles and the realization of unrealized gains or losses on certain futures contracts, forward currency contracts and swap agreements. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount ($000)
Undistributed Ordinary Income	572,678
Undistributed Long-Term Gains	5,839,043
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	21,632,291

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Wellington Fund

As of November 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	80,971,188
Gross Unrealized Appreciation	23,860,384
Gross Unrealized Depreciation	(2,227,433)
Net Unrealized Appreciation (Depreciation)	21,632,951

G. During the year ended November 30, 2018, the fund purchased $24,943,483,000 of investment securities and sold $28,730,431,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $8,904,612,000 and $7,719,045,000, respectively.

H. Capital share transactions for each class of shares were:

	Year Ended November 30,
	2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,641,047	38,999	2,111,512	51,862
Issued in Lieu of Cash Distributions	1,115,887	26,568	806,153	20,179
Redeemed	(4,065,462)	(96,841)	(5,405,315)	(131,597)
Net Increase (Decrease)—Investor Shares	(1,308,528)	(31,274)	(2,487,650)	(59,556)
Admiral Shares
Issued	7,057,729	97,338	9,371,661	132,764
Issued in Lieu of Cash Distributions	5,320,079	73,335	3,246,596	47,007
Redeemed	(10,094,737)	(139,360)	(7,843,425)	(110,876)
Net Increase (Decrease)—Admiral Shares	2,283,071	31,313	4,774,832	68,895

I. Management has determined that no events or transactions occurred subsequent to November 30, 2018, that would require recognition or disclosure in these financial statements.

34

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellington Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets—investments summary of Vanguard Wellington Fund (one of the funds constituting Vanguard Wellington Fund, referred to hereafter as the “Fund”) as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the five years in the period ended November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 17, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

35

Special 2018 tax information (unaudited) for Vanguard Wellington Fund

This information for the fiscal year ended November 30, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $3,997,753,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $1,687,616,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 44.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

36

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Wellington Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustee were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The portfolio managers leverage tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. In managing the equity portion of the fund, Edward P. Bousa employs bottom-up, fundamental research focusing on high-quality companies with above-average yields, strong balance sheets, sustainable competitive advantages, and attractive valuations. In managing the fixed income portion of the fund, the managers focus on investment-grade corporate bonds with intermediate maturities. The firm has advised the fund since its inception in 1929.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

37

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

38

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Credit A or Better Bond Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Wellington Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Wellington Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Wellington Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Wellington Fund or the owners of the Wellington Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Wellington Fund. Investors acquire the Wellington Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Wellington Fund. The Wellington Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Wellington Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Wellington Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Wellington Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Wellington Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Wellington Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Wellington Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Wellington Fund, investors or other third parties.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q210 012019

Annual Report | November 30, 2018 Vanguard U.S. Factor ETFs

Vanguard U.S. Liquidity Factor ETF

Vanguard U.S. Minimum Volatility ETF

Vanguard U.S. Momentum Factor ETF

Vanguard U.S. Multifactor ETF

Vanguard U.S. Quality Factor ETF

Vanguard U.S. Value Factor ETF

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our CEO	1

Your Fund’s Performance at a Glance	2

Advisor’s Report	3

About Your Fund’s Expenses	6

U.S. Liquidity Factor ETF	8

U.S. Minimum Volatility ETF	27

U.S. Momentum Factor ETF	40

U.S. Multifactor ETF	57

U.S. Quality Factor ETF	73

U.S. Value Factor ETF	90

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our CEO

Tim Buckley

President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

It’s important to be prepared for that turbulence, whenever it appears. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

President and Chief Executive Officer

December 18, 2018

Your Fund’s Performance at a Glance

•             From their February 13, 2018, inception through November 30, 2018, Vanguard’s six U.S. Factor ETFs provided returns ranging from slightly less than 0% to just above 10%. Three of the ETFs trailed their benchmark, the Russell 3000 Index, and three outperformed.

•             The U.S. Factor ETFs seek to provide long-term capital appreciation by investing in stocks that have lower or higher measures of certain factors relative to the broad U.S. equity market.

•             Vanguard U.S. Minimum Volatility ETF did best among the group, returning 10.07% based on net asset value while exhibiting approximately 29% less volatility than the overall market.

•             The only negative performer on an absolute basis, Vanguard U.S. Value Factor ETF, returned –0.08% based on net asset value. Poor stock selection in the financial services and consumer discretionary sectors detracted most.

Market Barometer

	Average Annual Total Returns
	Periods Ended November 30, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	5.92%	11.94%	10.89%
Russell 2000 Index (Small-caps)	0.57	10.08	7.50
Russell 3000 Index (Broad U.S. market)	5.53	11.80	10.62
FTSE All-World ex US Index (International)	-7.98	5.59	2.17

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.34%	1.33%	2.03%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	1.13	2.13	3.52
FTSE Three-Month U.S. Treasury Bill Index	1.76	0.92	0.55

CPI
Consumer Price Index	2.18%	2.02%	1.58%

Advisor’s Report

From their February 13, 2018, inception through November 30, 2018, Vanguard’s six U.S. Factor ETFs posted returns ranging from about flat to just above 10%. Half of the ETFs outperformed the 5.04% return of their benchmark, the Russell 3000 Index, while half fell short.

The objective of each U.S. Factor ETF is to create a portfolio that has broad exposure to large-, mid-, and small-capitalization U.S. equities and that has the potential for long-term capital appreciation, subject to rules-based screens as follows:

•             Vanguard U.S. Liquidity Factor ETF seeks exposure to stocks with lower measures of trading liquidity, such as daily trading volume and its effect on the security’s price.

•             Vanguard U.S. Minimum Volatility ETF seeks to build a portfolio of stocks with lower volatility relative to the broad U.S. equity market.

•             Vanguard U.S. Momentum Factor ETF seeks exposure to stocks with relatively strong recent performance, as identified by measures such as returns over different periods.

•             Vanguard U.S. Multifactor ETF seeks exposure to stocks with relatively strong recent performance, strong fundamentals, and low prices relative to fundamentals.

•             Vanguard U.S. Quality Factor ETF seeks exposure to stocks with strong fundamentals as identified by measures such as profitability, earnings, and balance-sheet strength.

•             Vanguard U.S. Value Factor ETF seeks exposure to stocks with lower prices relative to fundamental measures of value such as book/price and earnings/ price ratios.

The investment environment

Global stock markets ended in negative territory for the period from February 13, 2018, through November 30, but U.S. stocks produced solid returns as increasing profits and a strong economy lifted investor sentiment amid concerns about rising interest rates, higher inflation, and trade tensions. Large-capitalization stocks beat small-caps and growth stocks outpaced value.

Emerging markets stocks were hurt by trade tensions and a rising U.S. dollar. Results in Europe and the Asia-Pacific region also suffered, in part because these areas depend more on emerging markets.

The overall U.S. fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.22% for the period. Yields rose and prices mostly declined as investors remained concerned about the threat of inflation and the possibility that the Federal Reserve would more aggressively raise rates.

The Fed raised rates in March, June, and September. It did so again in December, after the period covered in this report, and signaled that more rate hikes might come in 2019.

The funds’ successes and shortfalls

Exposure to small-cap stocks dampened returns for all six ETFs. Nevertheless, the U.S. Minimum Volatility, U.S. Quality Factor, U.S. Liquidity Factor, U.S. Momentum Factor, and U.S. Multifactor ETFs all had net positive returns.

Sector exposure affected the funds differently based on the factors each seeks to emphasize:

•             The U.S. Liquidity Factor ETF posted positive absolute results in all but two sectors. Utilities and health care stocks were the strongest performers and contributed most to relative returns. Energy lost ground on an absolute basis, but an underweight allocation made it a net relative contributor. Materials and processing, the other sector that declined on an absolute basis, detracted from relative results.

•             The U.S. Minimum Volatility ETF experienced about 29% less annualized volatility for the period than its benchmark, the Russell 3000 Index. The index was up 5.04% over the period, but through several stretches of volatility, the ETF was able to catch more of the upside. Strong selection in financial services and consumer discretionary also bolstered relative results. Health care, consumer staples, and producer durables were relative detractors.

•             The U.S. Momentum Factor ETF benefited most on a relative basis from our selection in technology. An overweight allocation to the outperforming health care sector also added to relative returns. By contrast, energy and consumer discretionary posted positive absolute returns but came up short on a relative basis.

•             The U.S. Multifactor ETF drew the biggest contributions from the quality and momentum factors, while value was a strong detractor from performance. Technology and consumer staples were the only positive sectors on a relative basis. Holdings in financial services and energy hurt relative performance the most.

•             The U.S. Quality Factor ETF benefited from good selection within consumer discretionary, its largest sector. Poor selection in financial services eroded relative returns.

•             The U.S. Value Factor ETF, the only one of the U.S. Factor ETFs with negative returns for the period, fell especially short in its financial services and consumer discretionary selections; an underweight allocation to health care also hurt relative performance. Utilities were the brightest spot in both absolute and relative terms.

We expect our approach to portfolio construction to produce long-term capital appreciation that reflects the factors emphasized by each of the U.S. Factor portfolios. Results will vary over different periods across the different factors. However, we believe that focusing on the risk-adjusted returns of each portfolio relative to its targeted factors and the benchmark will serve investors well over time.

We thank you for your investment and look forward to serving you in the period ahead.

Antonio Picca, Senior Portfolio Manager, Head of Factor-Based Strategies

Vanguard Quantitative Equity Group

December 21, 2018

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2018

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	5/31/2018	11/30/2018	Period
Based on Actual Fund Return
U.S. Liquidity Factor ETF
ETF Shares	$1,000.00	$980.48	$0.65
U.S. Minimum Volatility ETF
ETF Shares	$1,000.00	$1,028.87	$0.66
U.S. Momentum Factor ETF
ETF Shares	$1,000.00	$947.63	$0.63
U.S. Multifactor ETF
ETF Shares	$1,000.00	$963.89	$0.89
U.S. Quality Factor ETF
ETF Shares	$1,000.00	$984.55	$0.65
U.S. Value Factor ETF
ETF Shares	$1,000.00	$959.70	$0.64
Based on Hypothetical 5% Yearly Return
U.S. Liquidity Factor ETF
ETF Shares	$1,000.00	$1,024.22	$0.66
U.S. Minimum Volatility ETF
ETF Shares	$1,000.00	$1,024.42	$0.66
U.S. Momentum Factor ETF
ETF Shares	$1,000.00	$1,024.42	$0.66
U.S. Multifactor ETF
ETF Shares	$1,000.00	$1,024.17	$0.91
U.S. Quality Factor ETF
ETF Shares	$1,000.00	$1,024.42	$0.66
U.S. Value Factor ETF
ETF Shares	$1,000.00	$1,024.42	$0.66

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.13% for the U.S. Liquidity Factor ETF, 0.13% for the U.S. Minimum Volatility ETF, 0.13% for the U.S. Momentum Factor ETF, 0.18% for the U.S. Multifactor ETF, 0.13% for the U.S. Quality Factor ETF, and 0.13% for the U.S. Value Factor ETF. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

U.S. Liquidity Factor ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 13, 2018, Through November 30, 2018

Initial Investment of $10,000

	Total Returns
	Period Ended November 30, 2018
	Since	Final Value
	Inception	of a $10,000
	(2/13/2018)	Investment
U.S. Liquidity Factor ETF Net Asset Value	5.09%	$10,509
Russell 3000 Index	5.04	10,504

Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2018

Since
Inception
(2/13/2018)
U.S. Liquidity Factor ETF Market Price	5.11%
U.S. Liquidity Factor ETF Net Asset Value	5.09
Russell 3000 Index	5.04

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative benchmark.

The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

U.S. Liquidity Factor ETF

Total Returns: Period Ended September 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception
ETF Shares	2/13/2018
Market Price		11.89%
Net Asset Value		11.86

U.S. Liquidity Factor ETF

Sector Diversification

As of November 30, 2018

Consumer Discretionary	8.8%
Consumer Staples	4.0
Energy	2.1
Financial Services	36.2
Health Care	15.6
Materials & Processing	7.2
Producer Durables	14.5
Technology	6.7
Utilities	4.9

The table reflects the fund’s equity exposure, based on its investments in stocks and stock futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

U.S. Liquidity Factor ETF

Financial Statements

Statement of Net Assets

As of November 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.2%)[1]
Consumer Discretionary (8.7%)
	Sirius XM Holdings Inc.	16,241	101
	VF Corp.	790	64
	Ross Stores Inc.	688	60
	Las Vegas Sands Corp.	1,020	56
*	K12 Inc.	1,892	45
	Penske Automotive Group Inc.	1,027	45
	News Corp. Class A	3,429	45
	Choice Hotels International Inc.	543	42
*	Bright Horizons Family Solutions Inc.	260	32
	AMERCO	88	31
*	El Pollo Loco Holdings Inc.	1,806	28
*	Monarch Casino & Resort Inc.	681	27
	International Speedway Corp. Class A	617	26
*	Revlon Inc. Class A	988	25
*	Denny’s Corp.	1,442	24
*	Churchill Downs Inc.	84	23
*	Barnes & Noble Education Inc.	3,498	23
*	Central Garden & Pet Co. Class A	742	23
	Scholastic Corp.	497	23
	Haverty Furniture Cos. Inc.	1,094	22
*	MasterCraft Boat Holdings Inc.	830	22
*	Drive Shack Inc.	4,549	21
*	Tribune Publishing Co.	1,452	21
	Carnival Corp.	335	20
	Matthews International Corp. Class A	460	19
*	2U Inc.	331	19
*	Eros International plc	2,064	19
*	Liberty Media Corp-Liberty Formula One	613	18
*	Vera Bradley Inc.	1,550	17
*	Potbelly Corp.	1,558	16
*	WideOpenWest Inc.	1,673	16
*	Motorcar Parts of America Inc.	857	15
*	Grand Canyon Education Inc.	118	14
	Columbia Sportswear Co.	153	14
	Marcus Corp.	286	12
	Cable One Inc.	13	12
	Marriott Vacations Worldwide Corp.	140	11
*	Liberty Media Corp-Liberty SiriusXM Class C	282	11
	Pool Corp.	64	10
	Entravision Communications Corp. Class A	3,121	10
	Inter Parfums Inc.	158	10
	Emerald Expositions Events Inc.	778	9
*	America’s Car-Mart Inc.	121	9
	National Presto Industries Inc.	69	9
*	Regis Corp.	470	9
*	Career Education Corp.	615	8
*	Belmond Ltd. Class A	451	8
	Johnson Outdoors Inc. Class A	115	8
*	Lands’ End Inc.	381	8
*	QuinStreet Inc.	484	8
*	Liberty Media Corp-Liberty Braves	295	7
	HealthStream Inc.	299	7
	Service Corp. International	157	7
*	Bridgepoint Education Inc. Class A	862	7
*	Stoneridge Inc.	256	7
*	Duluth Holdings Inc.	217	7
	Tower International Inc.	227	6
	Acushnet Holdings Corp.	272	6
	Movado Group Inc.	154	6
*	Gentherm Inc.	120	6

U.S. Liquidity Factor ETF

			Market
			Value•
		Shares	($000)
	Hooker Furniture Corp.	182	6
	Standard Motor Products Inc.	104	6
	Citi Trends Inc.	246	5
*	Cimpress NV	41	5
*	Cavco Industries Inc.	30	5
*	ServiceMaster Global Holdings Inc.	111	5
*	American Public Education Inc.	155	5
*	Care.com Inc.	267	5
*	Golden Entertainment Inc.	262	5
	Gentex Corp.	206	5
*	Liberty Broadband Corp.	53	5
*	Universal Electronics Inc.	129	5
*	Carrols Restaurant Group Inc.	402	4
	Texas Roadhouse Inc. Class A	67	4
	KAR Auction Services Inc.	77	4
*	Quotient Technology Inc.	348	4
	Viad Corp.	82	4
	Garmin Ltd.	60	4
	Ruth’s Hospitality Group Inc.	161	4
	Cinemark Holdings Inc.	98	4
	Carriage Services Inc. Class A	220	4
	Extended Stay America Inc.	193	4
	Aramark	92	4
*	Del Taco Restaurants Inc.	304	3
*	Sportsman’s Warehouse Holdings Inc.	718	3
*	Visteon Corp.	42	3
*	Chuy’s Holdings Inc.	144	3
	New Media Investment Group Inc.	232	3
	Sonic Automotive Inc. Class A	178	3
	Cato Corp. Class A	184	3
	Superior Industries International Inc.	364	3
			1,364
Consumer Staples (3.9%)
*	Monster Beverage Corp.	1,706	102
	Sysco Corp.	1,182	80
*	Simply Good Foods Co.	2,625	53
*	Performance Food Group Co.	1,194	41
	Kraft Heinz Co.	610	31
	Coca-Cola European Partners plc	638	31
	Flowers Foods Inc.	1,504	30
	SpartanNash Co.	1,250	23
	Lancaster Colony Corp.	128	23
	Ingredion Inc.	207	22
	Brown-Forman Corp. Class B	406	19
*	Pilgrim’s Pride Corp.	830	16
	Kimberly-Clark Corp.	128	15
	Colgate-Palmolive Co.	227	14
*	Farmer Brothers Co.	591	14
*	Chefs’ Warehouse Inc.	314	12
*	Freshpet Inc.	362	12
	Turning Point Brands Inc.	358	11
	General Mills Inc.	229	10
*	Primo Water Corp.	530	8
	National Beverage Corp.	88	8
	Weis Markets Inc.	148	7
	Lamb Weston Holdings Inc.	87	7
	Tootsie Roll Industries Inc.	188	7
	Ingles Markets Inc. Class A	204	6
	WD-40 Co.	31	5
	Andersons Inc.	162	5
	Nu Skin Enterprises Inc. Class A	54	3
			615
Energy (2.1%)
	Phillips 66	817	76
*	EP Energy Corp. Class A	23,949	26
*	SEACOR Marine Holdings Inc.	1,234	22
*	Par Pacific Holdings Inc.	1,184	20
*	Frank’s International NV	2,498	18
*	NCS Multistage Holdings Inc.	2,398	17
	Kinder Morgan Inc.	1,015	17
*	Abraxas Petroleum Corp.	10,399	17
*	Newpark Resources Inc.	2,049	16
	EOG Resources Inc.	103	11
*	ION Geophysical Corp.	1,017	9
*	TPI Composites Inc.	325	9
*	Centennial Resource Development Inc.Class A	529	8
*	Clean Energy Fuels Corp.	3,648	8
	Valvoline Inc.	273	6
*	Pioneer Energy Services Corp.	2,258	6
	Mammoth Energy Services Inc.	219	6
*	Matrix Service Co.	243	5
	RPC Inc.	356	5
	TerraForm Power Inc. Class A	327	4
*	Tellurian Inc.	506	4
*	REX American Resources Corp.	48	3
*	Exterran Corp.	136	3
*	TETRA Technologies Inc.	1,141	3
			319
Financial Services (36.0%)
	Intercontinental Exchange Inc.	1,589	130
	Aon plc	760	125
	Marsh & McLennan Cos. Inc.	1,390	123
	Prudential Financial Inc.	1,195	112

U.S. Liquidity Factor ETF

			Market
			Value•
		Shares	($000)
	Moody’s Corp.	673	107
	Aflac Inc.	2,255	103
	TD Ameritrade Holding Corp.	1,896	102
	Chubb Ltd.	748	100
	CME Group Inc.	508	97
	Prologis Inc.	1,412	95
	Public Storage	436	93
*	Fiserv Inc.	1,107	88
	Progressive Corp.	1,154	77
	Fidelity National Information Services Inc.	684	74
	BB&T Corp.	1,416	72
	Capital One Financial Corp.	778	70
	Erie Indemnity Co. Class A	486	67
	Bank of New York Mellon Corp.	1,282	66
	S&P Global Inc.	340	62
	State Street Corp.	834	61
*	OneMain Holdings Inc.	1,983	58
	SunTrust Banks Inc.	908	57
	Medical Properties Trust Inc.	3,205	55
	Universal Health Realty Income Trust	749	53
	Stifel Financial Corp.	1,053	51
	BlackRock Inc.	115	49
	CNO Financial Group Inc.	2,473	45
	Simon Property Group Inc.	241	45
	Selective Insurance Group Inc.	671	45
	Weingarten Realty Investors	1,540	44
	Equinix Inc.	112	43
	Primerica Inc.	357	42
	Gladstone Commercial Corp.	2,192	42
	TFS Financial Corp.	2,598	42
	MetLife Inc.	904	40
	Allstate Corp.	442	39
	United Bankshares Inc.	1,089	39
	Investors Real Estate Trust	7,232	39
	First Citizens BancShares Inc. Class A	89	38
	CNA Financial Corp.	799	37
	Peapack Gladstone Financial Corp.	1,217	35
	City Office REIT Inc.	3,159	35
	Commerce Bancshares Inc.	547	34
	Equity Commonwealth	1,073	34
	Front Yard Residential Corp.	3,716	33
	Home BancShares Inc.	1,700	33
	Travelers Cos. Inc.	253	33
	Independent Bank Corp.	1,416	33
	Morningstar Inc.	275	32
	UMB Financial Corp.	479	32
	Ryman Hospitality Properties Inc.	432	32
*	Enstar Group Ltd.	180	32
	FirstCash Inc.	355	32
	Prosperity Bancshares Inc.	455	32
	Urstadt Biddle Properties Inc. Class A	1,525	31
	Paramount Group Inc.	2,191	31
	First Hawaiian Inc.	1,195	31
*	First Foundation Inc.	1,936	31
	IBERIABANK Corp.	413	31
	FNB Corp.	2,502	31
	Chemical Financial Corp.	641	30
	JBG SMITH Properties	750	30
	ConnectOne Bancorp Inc.	1,465	30
	Rayonier Inc.	932	29
	BOK Financial Corp.	347	29
	Hancock Whitney Corp.	713	29
	Popular Inc.	503	28
	CatchMark Timber Trust Inc. Class A	3,340	28
	Santander Consumer USA Holdings Inc.	1,423	28
	Janus Henderson Group plc	1,180	28
	American National Insurance Co.	216	28
	Equity LifeStyle Properties Inc.	276	27
	American Campus Communities Inc.	617	27
	PNC Financial Services Group Inc.	199	27
	Liberty Property Trust	579	26
*	CoreLogic Inc.	645	26
	Cincinnati Financial Corp.	317	26
	Old Republic International Corp.	1,119	25
	Douglas Emmett Inc.	680	25
	Midland States Bancorp Inc.	960	25
	Valley National Bancorp	2,291	25
	Diamond Hill Investment Group Inc.	147	25
*	Howard Hughes Corp.	214	24
	Heritage Insurance Holdings Inc.	1,464	24
	Charles Schwab Corp.	521	23
	BGC Partners Inc. Class A	2,186	23
	Piper Jaffray Cos.	322	23
	Tompkins Financial Corp.	281	23
	UDR Inc.	538	23
	Hilltop Holdings Inc.	1,169	23
	Jones Lang LaSalle Inc.	159	23
	Nelnet Inc. Class A	416	23
	Torchmark Corp.	262	23
	Bryn Mawr Bank Corp.	573	23
	Assured Guaranty Ltd.	544	22

U.S. Liquidity Factor ETF

			Market
			Value•
		Shares	($000)
	Umpqua Holdings Corp.	1,142	22
	RMR Group Inc. Class A	334	22
	Oritani Financial Corp.	1,370	21
	TCF Financial Corp.	947	21
	Jefferies Financial Group Inc.	964	21
	TrustCo Bank Corp. NY	2,651	21
	Healthcare Trust of America Inc. Class A	721	20
	PS Business Parks Inc.	143	20
*	Customers Bancorp Inc.	1,028	20
	Meridian Bancorp Inc.	1,224	20
	GAIN Capital Holdings Inc.	2,721	20
	ServisFirst Bancshares Inc.	502	20
*	Equity Bancshares Inc. Class A	504	19
	Hospitality Properties Trust	611	16
	Bank of Hawaii Corp.	203	16
*	Everi Holdings Inc.	2,366	16
	Banco Latinoamericano de Comercio Exterior SA	870	15
*	Fair Isaac Corp.	70	14
*	Greenlight Capital Re Ltd. Class A	1,263	13
	American Tower Corp.	80	13
*	On Deck Capital Inc.	1,636	13
	Cedar Realty Trust Inc.	3,487	13
	American Express Co.	109	12
*	eHealth Inc.	317	12
	Senior Housing Properties Trust	881	12
	WP Carey Inc.	177	12
	OFG Bancorp	628	11
	Hanover Insurance Group Inc.	99	11
	United Financial Bancorp Inc.	693	11
	Brown & Brown Inc.	384	11
	WR Berkley Corp.	141	11
	Maiden Holdings Ltd.	4,303	11
*	Euronet Worldwide Inc.	91	11
	1st Source Corp.	221	11
	Sun Communities Inc.	97	10
	Alleghany Corp.	16	10
	First Industrial Realty Trust Inc.	308	10
	Healthcare Realty Trust Inc.	309	10
	Apple Hospitality REIT Inc.	590	9
	Associated Banc-Corp	402	9
	US Bancorp	169	9
	United Fire Group Inc.	170	9
*	Markel Corp.	8	9
	Kinsale Capital Group Inc.	138	9
	Highwoods Properties Inc.	195	8
*	TriState Capital Holdings Inc.	328	8
	First American Financial Corp.	164	8
	First Bancorp	197	8
	BancFirst Corp.	141	8
	Tier REIT Inc.	334	8
	NorthStar Realty Europe Corp.	479	8
	S&T Bancorp Inc.	184	8
	United Insurance Holdings Corp.	400	8
	Fidelity Southern Corp.	325	8
	TriCo Bancshares	198	8
	Pinnacle Financial Partners Inc.	131	8
*	Essent Group Ltd.	193	7
	Wintrust Financial Corp.	96	7
	Radian Group Inc.	401	7
	National Western Life Group Inc. Class A	24	7
*	Marcus & Millichap Inc.	202	7
	FB Financial Corp.	190	7
	Webster Financial Corp.	121	7
	MarketAxess Holdings Inc.	33	7
	Kilroy Realty Corp.	102	7
	American Financial Group Inc.	69	7
*	Triumph Bancorp Inc.	184	7
	Heritage Financial Corp.	200	7
	Jack Henry & Associates Inc.	50	7
*	Franklin Financial Network Inc.	207	7
	EPR Properties	98	7
	National Bank Holdings Corp. Class A	186	7
	Safety Insurance Group Inc.	77	7
*	Veritex Holdings Inc.	262	7
	Community Healthcare Trust Inc.	213	7
	National General Holdings Corp.	253	7
	Univest Corp. of Pennsylvania	261	7
	Eaton Vance Corp.	163	7
	UMH Properties Inc.	508	7
*	Bancorp Inc.	665	7
	City Holding Co.	86	7
*	Western Alliance Bancorp	139	7
	Park National Corp.	68	7
	SEI Investments Co.	121	7
	Carolina Financial Corp.	185	6
*	SLM Corp.	616	6
	Southside Bancshares Inc.	183	6
	Lakeland Bancorp Inc.	376	6
	Alexander’s Inc.	20	6
	Lakeland Financial Corp.	134	6
	Employers Holdings Inc.	138	6
	Dime Community Bancshares Inc.	336	6

U.S. Liquidity Factor ETF

			Market
			Value•
		Shares	($000)
	Gaming and Leisure Properties Inc.	178	6
	NBT Bancorp Inc.	156	6
	Sunstone Hotel Investors Inc.	398	6
	Hudson Pacific Properties Inc.	194	6
	WesBanco Inc.	137	6
	First Busey Corp.	207	6
	LPL Financial Holdings Inc.	91	6
	Reinsurance Group of America Inc. Class A	39	6
	Loews Corp.	121	6
	OceanFirst Financial Corp.	224	6
*	Arch Capital Group Ltd.	198	6
	BankUnited Inc.	164	6
*	INTL. FCStone Inc.	145	6
	Heartland Financial USA Inc.	103	6
	Synovus Financial Corp.	149	6
	Cullen/Frost Bankers Inc.	55	6
	Iron Mountain Inc.	159	5
	Axis Capital Holdings Ltd.	97	5
	First Financial Bankshares Inc.	81	5
	Live Oak Bancshares Inc.	292	5
	Sandy Spring Bancorp Inc.	145	5
	Lazard Ltd. Class A	130	5
	Braemar Hotels & Resorts Inc.	537	5
	Towne Bank	177	5
	PJT Partners Inc.	107	5
	Provident Financial Services Inc.	196	5
	Central Pacific Financial Corp.	179	5
	WSFS Financial Corp.	118	5
	National Retail Properties Inc.	99	5
	Lamar Advertising Co. Class A	64	5
	Federal Agricultural Mortgage Corp.	73	5
	Independent Bank Corp.	60	5
	Getty Realty Corp.	156	5
	STORE Capital Corp.	158	5
	Life Storage Inc.	47	5
	Jernigan Capital Inc.	214	5
	Westamerica Bancorporation	72	5
	Bluerock Residential Growth REIT Inc. Class A	498	5
	Cousins Properties Inc.	532	4
	Investors Bancorp Inc.	361	4
*	Enova International Inc.	199	4
	Arthur J Gallagher & Co.	57	4
*	MGIC Investment Corp.	374	4
	Apartment Investment & Management Co.	93	4
	Fidelity National Financial Inc.	129	4
*	Seacoast Banking Corp. of Florida	149	4
	Ashford Hospitality Trust Inc.	849	4
	AMERISAFE Inc.	65	4
*	Flagstar Bancorp Inc.	128	4
	CorEnergy Infrastructure Trust Inc.	114	4
	Park Hotels & Resorts Inc.	134	4
	Farmland Partners Inc.	666	4
	PacWest Bancorp	102	4
	Franklin Street Properties Corp.	532	4
	Cohen & Steers Inc.	109	4
	American Homes 4 Rent Class A	194	4
	Capitol Federal Financial Inc.	286	4
*	PennyMac Financial Services Inc.	194	4
*	St. Joe Co.	262	4
	RenaissanceRe Holdings Ltd.	29	4
	CVB Financial Corp.	163	4
	Enterprise Financial Services Corp.	84	4
	Hanmi Financial Corp.	166	4
	Horace Mann Educators Corp.	92	4
	First Merchants Corp.	88	4
	First Financial Bancorp	132	4
	Kearny Financial Corp.	278	4
	First Commonwealth Financial Corp.	263	4
	Boston Private Financial Holdings Inc.	286	4
	International Bancshares Corp.	94	4
	Brookline Bancorp Inc.	226	4
	Preferred Bank	68	3
	Monmouth Real Estate Investment Corp.	248	3
	East West Bancorp Inc.	64	3
	BBX Capital Corp. Class A	502	3
	Raymond James Financial Inc.	42	3
	Taubman Centers Inc.	63	3
	Renasant Corp.	88	3
	Independent Bank Group Inc.	55	3
	Navient Corp.	272	3
	Sterling Bancorp	159	3
	Universal Insurance Holdings Inc.	68	3
	Principal Financial Group Inc.	60	3
	Opus Bank	135	3
	RE/MAX Holdings Inc. Class A	80	3
*	Texas Capital Bancshares Inc.	41	2
			5,624
Health Care (15.5%)
	Danaher Corp.	842	92
	HCA Healthcare Inc.	596	86
	Zoetis Inc.	913	86
	Baxter International Inc.	1,228	84

U.S. Liquidity Factor ETF

			Market
			Value•
		Shares	($000)
*	Illumina Inc.	246	83
*	Boston Scientific Corp.	2,148	81
	Becton Dickinson and Co.	318	80
	Stryker Corp.	452	79
	Thermo Fisher Scientific Inc.	299	75
*	Edwards Lifesciences Corp.	417	68
*	CASI Pharmaceuticals Inc.	12,935	56
*	Genomic Health Inc.	666	53
	Bruker Corp.	1,397	46
	Eli Lilly & Co.	356	42
	Humana Inc.	126	42
*	Vertex Pharmaceuticals Inc.	211	38
*	Xencor Inc.	900	38
*	PDL BioPharma Inc.	11,569	36
	Abbott Laboratories	444	33
	Computer Programs & Systems Inc.	1,232	33
	Cantel Medical Corp.	378	32
*	Codexis Inc.	1,473	32
*	QIAGEN NV	881	31
*	Penumbra Inc.	211	29
*	HealthEquity Inc.	323	29
*	CareDx Inc.	957	28
*	R1 RCM Inc.	3,031	28
*	Kura Oncology Inc.	2,039	26
*	STAAR Surgical Co.	679	26
*	Retrophin Inc.	1,018	25
*	ICU Medical Inc.	101	24
*	Charles River Laboratories International Inc.	179	24
*	BioScrip Inc.	5,886	23
*	Capital Senior Living Corp.	2,530	23
*	Neogen Corp.	339	22
	Hill-Rom Holdings Inc.	226	22
*	Insulet Corp.	258	22
*	MacroGenics Inc.	1,257	22
	Encompass Health Corp.	282	21
*	RadNet Inc.	1,588	20
*	Theravance Biopharma Inc.	733	20
*	Seattle Genetics Inc.	302	19
*	Senseonics Holdings Inc.	5,547	19
*	ChemoCentryx Inc.	1,869	19
*	Ra Pharmaceuticals Inc.	1,188	19
	LeMaitre Vascular Inc.	665	19
*	American Renal Associates Holdings Inc.	1,096	18
*	Haemonetics Corp.	162	17
*	Calithera Biosciences Inc.	3,509	17
*	Amphastar Pharmaceuticals Inc.	785	17
*	FibroGen Inc.	385	17
*	GenMark Diagnostics Inc.	3,184	17
*	Dicerna Pharmaceuticals Inc.	1,100	16
	National HealthCare Corp.	186	16
*	NeoGenomics Inc.	908	15
	Bio-Techne Corp.	87	14
*	Optinose Inc.	1,756	14
*	Dova Pharmaceuticals Inc.	921	14
	Chemed Corp.	41	13
*	AtriCure Inc.	379	13
*	Syndax Pharmaceuticals Inc.	2,487	13
*	Teligent Inc.	5,857	12
*	CryoLife Inc.	394	12
*	NanoString Technologies Inc.	666	11
*	Invitae Corp.	799	11
*	Adverum Biotechnologies Inc.	3,062	11
*	Ardelyx Inc.	4,007	11
*	T2 Biosystems Inc.	2,415	11
*	Tetraphase Pharmaceuticals Inc.	5,961	11
	Atrion Corp.	13	10
*	Jounce Therapeutics Inc.	2,319	10
	West Pharmaceutical Services Inc.	91	10
	Ensign Group Inc.	215	10
*	Sientra Inc.	549	9
*	Fate Therapeutics Inc.	605	9
	STERIS plc	76	9
	US Physical Therapy Inc.	76	9
*	Aratana Therapeutics Inc.	1,319	9
*	WaVe Life Sciences Ltd.	176	8
*	Integra LifeSciences Holdings Corp.	148	8
	Luminex Corp.	256	8
*	Antares Pharma Inc.	2,076	7
*	Catalent Inc.	171	7
	PerkinElmer Inc.	76	7
*	NextGen Healthcare Inc.	360	6
*	Providence Service Corp.	89	6
*	PRA Health Sciences Inc.	52	6
*	AngioDynamics Inc.	279	6
*	Medidata Solutions Inc.	77	6
*	G1 Therapeutics Inc.	155	6
*	Karyopharm Therapeutics Inc.	566	6
	Meridian Bioscience Inc.	298	6
*	Triple-S Management Corp. Class B	288	5
*	Catalyst Pharmaceuticals Inc.	2,166	5
*	Bio-Rad Laboratories Inc. Class A	20	5
	Phibro Animal Health Corp. Class A	144	5
	ResMed Inc.	41	5
*	Surgery Partners Inc.	315	5
	Medtronic plc	46	4
*	Alkermes plc	119	4
*	Cerus Corp.	823	4

U.S. Liquidity Factor ETF

			Market
			Value•
		Shares	($000)
	Teleflex Inc.	15	4
*	Selecta Biosciences Inc.	660	4
*	Stemline Therapeutics Inc.	351	4
*	Cross Country Healthcare Inc.	365	3
*	Clearside Biomedical Inc.	2,226	3
*	Conatus Pharmaceuticals Inc.	722	3
*	ViewRay Inc.	464	3
*	Athenex Inc.	233	3
*	Syros Pharmaceuticals Inc.	406	3
*	Aduro Biotech Inc.	912	2
*	Neos Therapeutics Inc.	755	1
			2,429
Materials & Processing (7.1%)
	Southern Copper Corp.	2,984	100
	Ecolab Inc.	609	98
	Air Products & Chemicals Inc.	593	95
*	Linde plc	340	54
	LyondellBasell Industries NV Class A	548	51
	NewMarket Corp.	114	48
	Chase Corp.	398	45
	PolyOne Corp.	1,174	39
	Versum Materials Inc.	1,099	38
	Valmont Industries Inc.	290	38
*	Univar Inc.	1,621	35
	Global Brass & Copper Holdings Inc.	885	29
*	JELD-WEN Holding Inc.	1,336	25
	Myers Industries Inc.	1,322	22
	Schweitzer-Mauduit International Inc.	704	20
	Scotts Miracle-Gro Co.	262	20
	Westlake Chemical Corp.	274	20
*	Ryerson Holding Corp.	2,323	19
	Haynes International Inc.	565	19
*	Armstrong Flooring Inc.	1,172	18
	Caesarstone Ltd.	1,147	18
	Royal Gold Inc.	243	18
	Griffon Corp.	1,442	18
	DMC Global Inc.	464	17
	Olympic Steel Inc.	888	16
	Sherwin-Williams Co.	35	15
*	Unifi Inc.	481	13
	AptarGroup Inc.	127	13
*	Forterra Inc.	2,678	13
	Sonoco Products Co.	188	11
*	Koppers Holdings Inc.	560	10
	Cabot Corp.	173	9
	Hexcel Corp.	109	7
	RPM International Inc.	98	6
*	Veritiv Corp.	201	6
	Reliance Steel & Aluminum Co.	75	6
	Materion Corp.	113	6
	Quanex Building Products Corp.	355	6
	AAON Inc.	144	5
	Quaker Chemical Corp.	26	5
*	Foundation Building Materials Inc.	501	5
	Comfort Systems USA Inc.	90	5
	Balchem Corp.	52	5
	Timken Co.	112	5
	Stepan Co.	54	4
	Innospec Inc.	58	4
	Gold Resource Corp.	1,081	4
	PH Glatfelter Co.	320	4
	Advanced Drainage Systems Inc.	147	4
*	LSB Industries Inc.	518	4
	Mueller Industries Inc.	160	4
*	Intrepid Potash Inc.	1,087	4
	Insteel Industries Inc.	130	4
	Neenah Inc.	44	3
	Innophos Holdings Inc.	88	2
	NN Inc.	248	2
			1,114
Producer Durables (14.4%)
	Roper Technologies Inc.	320	95
	Waste Management Inc.	858	80
	Johnson Controls International plc	2,267	79
	Illinois Tool Works Inc.	514	71
	Norfolk Southern Corp.	373	64
	Automatic Data Processing Inc.	407	60
	General Dynamics Corp.	313	58
	National Instruments Corp.	1,136	56
	Emerson Electric Co.	783	53
	Crane Co.	580	50
	Curtiss-Wright Corp.	394	44
	Air Lease Corp. Class A	1,083	42
	Regal Beloit Corp.	538	42
	Toro Co.	671	42
	John Bean Technologies Corp.	502	41
*	ASGN Inc.	572	40
*	Colfax Corp.	1,563	39
	Genpact Ltd.	1,278	39
	MAXIMUS Inc.	545	39
*	Willscot Corp. Class A	2,618	36
*	Frontline Ltd.	4,875	35
	MTS Systems Corp.	680	35
	CRA International Inc.	716	35
	Woodward Inc.	410	34
	EMCOR Group Inc.	444	32

U.S. Liquidity Factor ETF

			Market
			Value•
		Shares	($000)
	Eaton Corp. plc	419	32
	Nordson Corp.	260	31
	Hyster-Yale Materials Handling Inc.	476	31
*	Textainer Group Holdings Ltd.	2,448	27
*	Titan Machinery Inc.	1,457	26
	HEICO Corp.	291	25
*	SPX Corp.	823	24
	Alamo Group Inc.	263	22
	Accenture plc Class A	131	22
	Briggs & Stratton Corp.	1,426	21
	Donaldson Co. Inc.	378	21
*	Harsco Corp.	788	21
	Systemax Inc.	653	18
*	SPX FLOW Inc.	479	18
	BWX Technologies Inc.	361	16
*	InnerWorkings Inc.	3,867	16
	Multi-Color Corp.	367	16
	Copa Holdings SA Class A	187	16
*	Vicor Corp.	443	16
*	Gardner Denver Holdings Inc.	624	15
*	SP Plus Corp.	506	15
	Rollins Inc.	236	15
*	Teledyne Technologies Inc.	62	14
*	Lydall Inc.	622	14
*	Genco Shipping & Trading Ltd.	1,643	14
*	Keysight Technologies Inc.	206	13
	Spartan Motors Inc.	1,565	13
	Mesa Laboratories Inc.	56	12
*	NV5 Global Inc.	165	12
*	Zebra Technologies Corp.	65	12
	Heidrick & Struggles International Inc.	283	10
	ITT Inc.	186	10
	Graco Inc.	219	10
	US Ecology Inc.	132	9
	Kforce Inc.	290	9
*	Genesee & Wyoming Inc. Class A	110	9
	Landstar System Inc.	83	9
	Littelfuse Inc.	46	9
*	CBIZ Inc.	417	9
	IDEX Corp.	64	9
*	Trimble Inc.	216	8
	McGrath RentCorp	151	8
*	Navistar International Corp.	248	8
*	Willdan Group Inc.	208	8
	Hackett Group Inc.	429	8
	Booz Allen Hamilton Holding Corp. Class A	144	7
	Barrett Business Services Inc.	105	7
*	AECOM	228	7
*	Kirby Corp.	94	7
	Encore Wire Corp.	142	7
	Lincoln Electric Holdings Inc.	82	7
*	DXP Enterprises Inc.	192	7
*	Thermon Group Holdings Inc.	303	7
*	International Seaways Inc.	348	7
*	TriMas Corp.	225	7
	Douglas Dynamics Inc.	174	7
	ICF International Inc.	86	6
	Marten Transport Ltd.	299	6
	Raven Industries Inc.	144	6
*	Casella Waste Systems Inc. Class A	174	6
*	Energy Recovery Inc.	692	6
*	Covenant Transportation Group Inc. Class A	247	6
	Brink’s Co.	79	6
*	Vectrus Inc.	226	6
	Columbus McKinnon Corp.	156	5
	Hubbell Inc. Class B	49	5
	ESCO Technologies Inc.	75	5
*	Huron Consulting Group Inc.	93	5
	Kelly Services Inc. Class A	225	5
	Exponent Inc.	102	5
*	FARO Technologies Inc.	102	5
*	MYR Group Inc.	162	5
	Standex International Corp.	63	5
	Badger Meter Inc.	89	5
	Navigant Consulting Inc.	191	5
*	CoStar Group Inc.	12	4
	Brady Corp. Class A	100	4
	Federal Signal Corp.	184	4
*	Sykes Enterprises Inc.	156	4
	Albany International Corp.	59	4
	Matson Inc.	107	4
	FLIR Systems Inc.	91	4
	Franklin Electric Co. Inc.	92	4
	GasLog Ltd.	199	4
	AZZ Inc.	86	4
	Mobile Mini Inc.	99	4
*	Commercial Vehicle Group Inc.	573	4
	Jacobs Engineering Group Inc.	59	4
	UniFirst Corp.	25	4
	Moog Inc. Class A	44	4
*	Sterling Construction Co. Inc.	291	4
*	MasTec Inc.	82	4
	Tennant Co.	61	4
	Primoris Services Corp.	151	4
	Kadant Inc.	40	4
	Kennametal Inc.	87	4
*	SEACOR Holdings Inc.	87	4
	Carlisle Cos. Inc.	34	4

U.S. Liquidity Factor ETF

			Market
			Value•
		Shares	($000)
*	Astronics Corp.	108	4
*	Conduent Inc.	267	3
*	Aegion Corp. Class A	178	3
*	Wesco Aircraft Holdings Inc.	355	3
	AGCO Corp.	54	3
	Aircastle Ltd.	170	3
	Costamare Inc.	592	3
*	Modine Manufacturing Co.	240	3
	Scorpio Bulkers Inc.	490	3
	Quad/Graphics Inc.	180	3
	Sun Hydraulics Corp.	69	3
*	Aqua Metals Inc.	1,177	3
*	CIRCOR International Inc.	81	3
	ACCO Brands Corp.	328	3
			2,257
Technology (6.7%)
	TE Connectivity Ltd.	942	72
	Analog Devices Inc.	718	66
	HP Inc.	2,542	58
	Intuit Inc.	244	52
*	NCR Corp.	1,826	51
	Pegasystems Inc.	748	40
*	Silicon Laboratories Inc.	433	38
	CTS Corp.	1,229	36
*	CACI International Inc. Class A	197	32
*	RingCentral Inc. Class A	385	32
	AVX Corp.	1,597	26
*	Rudolph Technologies Inc.	1,195	25
*	ViaSat Inc.	364	25
	Science Applications International Corp.	353	25
*	Model N Inc.	1,786	24
	Monotype Imaging Holdings Inc.	1,334	23
	Entegris Inc.	768	23
*	Cision Ltd.	1,623	20
*	AXT Inc.	3,598	20
*	MobileIron Inc.	3,440	17
*	Ribbon Communications Inc.	3,088	16
	QAD Inc. Class A	355	15
	Ubiquiti Networks Inc.	109	12
	Dolby Laboratories Inc. Class A	166	12
*	Workiva Inc.	308	12
*	EPAM Systems Inc.	88	11
*	Harmonic Inc.	1,993	11
*	RealPage Inc.	217	11
*	Loral Space & Communications Inc.	261	11
*	PCM Inc.	536	10
*	Rubicon Project Inc.	2,238	10
*	Aspen Technology Inc.	108	9
*	Perficient Inc.	362	9
	Monolithic Power Systems Inc.	66	9
*	Tyler Technologies Inc.	45	9
*	Guidewire Software Inc.	93	9
*	OneSpan Inc.	507	9
*	ScanSource Inc.	202	8
*	Benefitfocus Inc.	153	8
*	Endurance International Group Holdings Inc.	865	7
*	KeyW Holding Corp.	721	7
*	Asure Software Inc.	1,161	7
	CDW Corp.	71	7
*	Arrow Electronics Inc.	85	7
*	Limelight Networks Inc.	1,816	6
	SS&C Technologies Holdings Inc.	124	6
*	Vocera Communications Inc.	142	6
	Presidio Inc.	399	6
*	Mitek Systems Inc.	515	5
*	LivePerson Inc.	260	5
*	Digimarc Corp.	242	5
*	Photronics Inc.	487	5
*	Appfolio Inc.	76	5
*	Upland Software Inc.	160	4
	Amdocs Ltd.	68	4
*	A10 Networks Inc.	685	4
*	ePlus Inc.	51	4
	Avnet Inc.	92	4
*	EMCORE Corp.	886	4
	Leidos Holdings Inc.	62	4
*	PROS Holdings Inc.	115	4
*	Lattice Semiconductor Corp.	622	4
*	Nuance Communications Inc.	227	4
	Cohu Inc.	174	3
	SYNNEX Corp.	41	3
	Blackbaud Inc.	43	3
	Comtech Telecommunications Corp.	123	3
*	TechTarget Inc.	159	2
*	Internap Corp.	298	2
			1,046
Utilities (4.8%)
*	T-Mobile US Inc.	1,189	81
	American Electric Power Co. Inc.	743	58
	Southwest Gas Holdings Inc.	590	47
	Spire Inc.	564	45
	Hawaiian Electric Industries Inc.	1,066	41
	MDU Resources Group Inc.	1,303	35
	NextEra Energy Inc.	182	33
	IDACORP Inc.	308	30
	Avangrid Inc.	581	29
	Sempra Energy	251	29

U.S. Liquidity Factor ETF

			Market
			Value•
		Shares	($000)
	Atmos Energy Corp.	293	28
	Exelon Corp.	590	27
	Portland General Electric Co.	511	25
	Dominion Energy Inc.	295	22
	ONE Gas Inc.	244	21
	Duke Energy Corp.	225	20
	Alliant Energy Corp.	410	19
	Unitil Corp.	362	18
	Otter Tail Corp.	329	16
	New Jersey Resources Corp.	320	16
	ALLETE Inc.	168	14
	Aqua America Inc.	348	12
*	United States Cellular Corp.	205	11
	UGI Corp.	198	11
	Shenandoah Telecommunications Co.	182	9
	OGE Energy Corp.	192	8
	ATN International Inc.	88	7
	Chesapeake Utilities Corp.	85	7
	j2 Global Inc.	99	7
	Southern Co.	137	7
	Evergy Inc.	108	6
	MGE Energy Inc.	79	5
	California Water Service Group	97	4
	Spark Energy Inc. Class A	377	3
*	Cincinnati Bell Inc.	245	3
			754
Total Common Stocks (Cost $15,650)			15,522
Temporary Cash Investment (0.6%)[1]
Money Market Fund (0.6%)
2	Vanguard Market Liquidity Fund, 2.407% (Cost $101)	1,012	101
Total Investments (99.8%) (Cost $15,751)			15,623

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	1
Receivables for Accrued Income	22
Receivables from Vanguard	2
Variation Margin Receivable—Futures Contracts	—
Other Assets[3]	4
Total Other Assets	29
Liabilities
Payables to Vanguard	(3)
Total Liabilities	(3)
Net Assets (100%)
Applicable to 200,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	15,649
Net Asset Value Per Share	$78.25

At November 30, 2018, net assets consisted of:

Amount
($000)
Paid-in Capital	15,741
Total Distributable Earnings (Loss)	(92)
Net Assets	15,649

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.7% and 0.1%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Cash of $4,000 has been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation )
Long Futures Contracts
E-mini Russell 2000 Index	December 2018	1		77	(1)

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Liquidity Factor ETF

Statement of Operations

February 13, 2018[1] to
November 30, 2018
($000)
Investment Income
Income
Dividends	162
Interest[2]	1
Total Income	163
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	—
Marketing and Distribution	—
Custodian Fees	3
Audit Fees	10
Shareholders’ Reports	1
Total Expenses	14
Expense Reduction—Note B	(2)
Net Expenses	12
Net Investment Income	151
Realized Net Gain (Loss)
Investment Securities Sold[2]	(6)
Futures Contracts	(5)
Realized Net Gain (Loss)	(11)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(128)
Futures Contracts	(1)
Change in Unrealized Appreciation (Depreciation)	(129)
Net Increase (Decrease) in Net Assets Resulting from Operations	11

1 Inception.

2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,000, ($1,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Liquidity Factor ETF

Statement of Changes in Net Assets

February 13, 2018[1] to
November 30, 2018
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	151
Realized Capital Gain	(11)
Change in Unrealized Appreciation (Depreciation)	(129)
Net Increase (Decrease) in Net Assets Resulting from Operations	11
Distributions
Net Investment Income	(103)
Realized Capital Gain	—
Total Distributions	(103)
Capital Share Transactions
Issued	15,741
Issued in Lieu of Cash Distributions	—
Redeemed	—
Net Increase (Decrease) from Capital Share Transactions	15,741
Total Increase (Decrease)	15,649
Net Assets
Beginning of Period	—
End of Period	15,649

1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Liquidity Factor ETF

Financial Highlights

February 13, 2018[1] to
For a Share Outstanding Throughout the Period	November 30, 2018
Net Asset Value, Beginning of Period	$75.00
Investment Operations
Net Investment Income[2]	1.010
Net Realized and Unrealized Gain (Loss) on Investments	2.834
Total from Investment Operations	3.844
Distributions
Dividends from Net Investment Income	(.594)
Distributions from Realized Capital Gains	—
Total Distributions	(.594)
Net Asset Value, End of Period	$78.25

Total Return	5.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16
Ratio of Total Expenses to Average Net Assets	0.13%[3,4]
Ratio of Net Investment Income to Average Net Assets	1.58%[4]
Portfolio Turnover Rate	20%

1 Inception.

2 Calculated based on average shares outstanding.

3 The ratio of total expenses to average net assets before an expense reduction of 0.02% was 0.15%. See Note B in the Notes to Financial Statements.

4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Liquidity Factor ETF

Notes to Financial Statements

Vanguard U.S. Liquidity Factor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended November 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period ended November 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

U.S. Liquidity Factor ETF

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees, and generally settled twice a month.

During the period ended November 30, 2018, the fund incurred higher than anticipated expenses. Because of this, Vanguard has voluntarily agreed to assume the payment of certain expenses, in the amount of $2,000 (an effective annual rate of 0.02% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2018, the fund had contributed to Vanguard capital in the amount of $1,000 representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At November 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

U.S. Liquidity Factor ETF

The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	48
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(12)
Net Unrealized Gains (Losses)	(128)

As of November 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	15,751
Gross Unrealized Appreciation	1,109
Gross Unrealized Depreciation	(1,237)
Net Unrealized Appreciation (Depreciation)	(128)

E. During the period ended November 30, 2018, the fund purchased $18,098,000 of investment securities and sold $2,442,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

February 13, 20181 to
November 30, 2018
Shares
(000)
Issued	200
Issued in Lieu of Cash Distributions	—
Redeemed	—
Net Increase (Decrease) in Shares Outstanding	200

1 Inception.

At November 30, 2018, one shareholder was the record or beneficial owner of 41% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no events or transactions occurred subsequent to November 30, 2018, that would require recognition or disclosure in these financial statements.

U.S. Minimum Volatility ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 13, 2018, Through November 30, 2018

Initial Investment of $10,000

	Total Returns
	Period Ended November 30, 2018
	Since	Final Value
	Inception	of a $10,000
	(2/13/2018)	Investment
U.S. Minimum Volatility ETF Net Asset Value	10.07%	$11,007
Russell 3000 Index	5.04	10,504

Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2018

Since
Inception
(2/13/2018)
U.S. Minimum Volatility ETF Market Price	10.08%
U.S. Minimum Volatility ETF Net Asset Value	10.07
Russell 3000 Index	5.04

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative benchmark.

The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

U.S. Minimum Volatility ETF

Total Returns: Period Ended September 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception
ETF Shares	2/13/2018
Market Price		14.61%
Net Asset Value		14.59

U.S. Minimum Volatility ETF

Sector Diversification

As of November 30, 2018

Consumer Discretionary	13.8%
Consumer Staples	10.1
Energy	5.9
Financial Services	27.1
Health Care	11.4
Materials & Processing	1.1
Producer Durables	9.1
Technology	13.6
Utilities	7.9

The table reflects the fund’s equity exposure, based on its investments in stocks and stock futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

U.S. Minimum Volatility ETF

Financial Statements

Statement of Net Assets

As of November 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (13.7%)
	Dollar General Corp.	2,407	267
	New Media Investment Group Inc.	17,402	230
	TJX Cos. Inc.	4,640	227
*	Etsy Inc.	3,695	200
	Hasbro Inc.	1,717	156
*	Madison Square Garden Co. Class A	549	148
	John Wiley & Sons Inc. Class A	2,619	145
*	Bright Horizons Family Solutions Inc.	1,170	142
*	AutoZone Inc.	171	138
	Estee Lauder Cos. Inc. Class A	813	116
	Callaway Golf Co.	5,970	102
	Scholastic Corp.	2,085	96
	McDonald’s Corp.	441	83
*	Qurate Retail Group Inc. QVC Group Class A	3,078	69
	Cable One Inc.	72	65
*	Lululemon Athletica Inc.	468	62
	Service Corp. International	1,282	59
	Carriage Services Inc. Class A	3,426	58
	Graham Holdings Co. Class B	87	57
	Haverty Furniture Cos. Inc.	2,773	57
	Tapestry Inc.	1,411	55
	Columbia Sportswear Co.	592	54
	Acushnet Holdings Corp.	2,365	54
*	Booking Holdings Inc.	27	51
*	Liberty Media Corp-Liberty SiriusXM Class A	1,224	49
*	Red Robin Gourmet Burgers Inc.	1,277	44
	PriceSmart Inc.	635	43
	Nutrisystem Inc.	844	32
*	Michael Kors Holdings Ltd.	708	31
	Viad Corp.	501	25
	Walt Disney Co.	205	24
	VF Corp.	260	21
	New York Times Co. Class A	676	18
	Johnson Outdoors Inc. Class A	242	17
	World Wrestling Entertainment Inc. Class A	229	17
	AMERCO	46	16
*	Churchill Downs Inc.	44	12
*	Monarch Casino & Resort Inc.	257	10
	Omnicom Group Inc.	127	10
*	Instructure Inc.	228	9
*	Deckers Outdoor Corp.	41	6
*	Amazon.com Inc.	3	5
			3,080
Consumer Staples (10.0%)
	Procter & Gamble Co.	3,239	306
	Vector Group Ltd.	22,723	286
	Universal Corp.	4,478	284
	Keurig Dr Pepper Inc.	10,386	280
	Colgate-Palmolive Co.	3,789	241
	Altria Group Inc.	2,689	147
	Tootsie Roll Industries Inc.	3,593	126
	Philip Morris International Inc.	1,427	123
*	USANA Health Sciences Inc.	872	107
	Constellation Brands Inc. Class A	521	102
	Turning Point Brands Inc.	2,585	77
	Coca-Cola Co.	1,446	73
	Sysco Corp.	952	64
	Church & Dwight Co. Inc.	612	41
			2,257
Energy (5.9%)
	Chevron Corp.	2,259	269
	ONEOK Inc.	4,099	252
	Phillips 66	2,025	189
	Occidental Petroleum Corp.	2,585	181

U.S. Minimum Volatility ETF

			Market
			Value•
		Shares	($000)
	Exxon Mobil Corp.	1,797	143
*	Renewable Energy Group Inc.	5,114	138
*	ION Geophysical Corp.	7,101	63
	Evolution Petroleum Corp.	5,310	46
	Cabot Oil & Gas Corp.	1,046	26
*	Par Pacific Holdings Inc.	1,175	20
			1,327
Financial Services (26.9%)
	Capitol Federal Financial Inc.	24,612	346
	White Mountains Insurance Group Ltd.	362	336
	Oritani Financial Corp.	21,556	336
	Equity Commonwealth	10,508	334
	Sun Communities Inc.	3,198	333
	Equity LifeStyle Properties Inc.	3,323	331
	Starwood Property Trust Inc.	14,690	329
	TPG RE Finance Trust Inc.	16,086	317
	Blackstone Mortgage Trust Inc. Class A	8,971	315
	Apollo Commercial Real Estate Finance Inc.	15,210	288
*	Fiserv Inc.	2,922	231
	AGNC Investment Corp.	11,388	202
	Annaly Capital Management Inc.	16,537	166
	WP Carey Inc.	2,398	162
	Progressive Corp.	2,097	139
	Fidelity National Information Services Inc.	1,053	114
	Aon plc	683	113
	AG Mortgage Investment Trust Inc.	6,197	113
	Easterly Government Properties Inc.	5,356	98
	Marsh & McLennan Cos. Inc.	1,005	89
	Dynex Capital Inc.	14,431	87
	Kearny Financial Corp.	6,314	84
	Ladder Capital Corp. Class A	4,609	81
	Southern National Bancorp of Virginia Inc.	5,069	80
	Brown & Brown Inc.	2,534	74
	RBB Bancorp	3,093	67
	Highwoods Properties Inc.	1,480	64
	MFA Financial Inc.	8,715	63
	Erie Indemnity Co. Class A	454	62
	Old Line Bancshares Inc.	1,933	59
	PennyMac Mortgage Investment Trust	2,694	57
	Aflac Inc.	1,212	55
	Granite Point Mortgage Trust Inc.	2,866	54
	CBTX Inc.	1,509	52
	Bank of Hawaii Corp.	494	39
*	St. Joe Co.	2,417	36
	Two Harbors Investment Corp.	2,453	35
	Alexander’s Inc.	101	31
*	Forestar Group Inc.	1,947	31
*	Equity Bancshares Inc. Class A	797	30
	CorEnergy Infrastructure Trust Inc.	802	29
	Public Storage	127	27
	Bank of Princeton	885	26
	Washington REIT	963	26
	Financial Institutions Inc.	841	25
	FS Bancorp Inc.	457	22
	Duke Realty Corp.	693	20
	Orchid Island Capital Inc.	2,826	19
	HomeTrust Bancshares Inc.	600	16
	FirstCash Inc.	100	9
			6,052
Health Care (11.3%)
	Pfizer Inc.	7,396	342
	Encompass Health Corp.	4,098	308
	Quest Diagnostics Inc.	3,211	284
	Johnson & Johnson	1,389	204
	Cigna Corp.	829	185
*	Henry Schein Inc.	1,528	136
	Humana Inc.	404	133
	Zoetis Inc.	1,404	132
	US Physical Therapy Inc.	956	114
*	Laboratory Corp. of America Holdings	629	92
	STERIS plc	703	84
	HCA Healthcare Inc.	566	82
*	Providence Service Corp.	1,132	80
	Universal Health Services Inc. Class B	446	62
*	Myriad Genetics Inc.	1,725	56
*	Centene Corp.	390	55
	National HealthCare Corp.	547	46
*	LHC Group Inc.	391	41
*	Ligand Pharmaceuticals Inc.	193	30
	Eli Lilly & Co.	249	30
	Bio-Techne Corp.	120	19
	Merck & Co. Inc.	149	12
	Chemed Corp.	23	7
*	Eagle Pharmaceuticals Inc.	122	6
			2,540

U.S. Minimum Volatility ETF

			Market
			Value•
		Shares	($000)
Materials & Processing (1.0%)
	Ecolab Inc.	852	137
	International Flavors & Fragrances Inc.	364	52
	Royal Gold Inc.	416	30
	Newmont Mining Corp.	444	14
			233
Producer Durables (9.1%)
	Ship Finance International Ltd.	23,814	309
	MAXIMUS Inc.	3,029	215
	Republic Services Inc. Class A	2,783	215
	Genpact Ltd.	6,206	189
	Raytheon Co.	821	144
*	Advanced Disposal Services Inc.	4,428	119
	AMETEK Inc.	1,514	111
*	ExlService Holdings Inc.	1,907	111
*	Kirby Corp.	1,074	82
*	Willscot Corp. Class A	5,505	76
*	SEACOR Holdings Inc.	1,757	73
*	CoStar Group Inc.	184	68
	L3 Technologies Inc.	341	62
	Hackett Group Inc.	2,825	50
*	Conduent Inc.	3,754	48
	BWX Technologies Inc.	1,056	48
	Northrop Grumman Corp.	119	31
*	Tidewater Inc.	1,079	26
	Kimball International Inc. Class B	1,657	25
*	Daseke Inc.	3,376	14
	Accenture plc Class A	69	11
*	Eagle Bulk Shipping Inc.	1,897	9
			2,036
Technology (13.6%)
	Motorola Solutions Inc.	2,569	337
	InterDigital Inc.	4,233	319
	Amdocs Ltd.	3,973	258
	Harris Corp.	1,563	223
*	Viavi Solutions Inc.	20,628	209
*	F5 Networks Inc.	1,000	172
*	Ciena Corp.	4,596	150
*	VeriSign Inc.	793	124
	Cognizant Technology Solutions Corp. Class A	1,609	115
*	NetScout Systems Inc.	4,201	113
*	Palo Alto Networks Inc.	638	110
*	Alarm.com Holdings Inc.	1,958	100
	Juniper Networks Inc.	3,341	96
*	EchoStar Corp. Class A	1,880	79
*	Bottomline Technologies DE Inc.	1,128	62
	Plantronics Inc.	1,333	61
	Cisco Systems Inc.	1,091	52
*	Synopsys Inc.	549	51
	ADTRAN Inc.	4,046	50
*	Arista Networks Inc.	206	49
*	Black Knight Inc.	990	45
*	CommScope Holding Co. Inc.	2,287	41
*	ChannelAdvisor Corp.	3,424	37
*	SPS Commerce Inc.	424	36
*	TechTarget Inc.	2,305	33
*	Q2 Holdings Inc.	579	31
*	Blucora Inc.	911	28
*	Model N Inc.	1,611	22
*	Tableau Software Inc. Class A	153	19
*	Tucows Inc. Class A	257	15
*	Workiva Inc.	229	9
	Sigma Designs Inc.	8,007	1
			3,047
Utilities (7.9%)
	NextEra Energy Inc.	1,891	344
	Duke Energy Corp.	2,389	212
	American Electric Power Co. Inc.	2,609	203
	Southern Co.	4,166	197
	CMS Energy Corp.	3,167	165
	Xcel Energy Inc.	2,526	133
	Exelon Corp.	2,767	128
	ALLETE Inc.	1,422	116
	Unitil Corp.	1,516	77
	Ameren Corp.	1,112	76
	Verizon Communications Inc.	751	45
	Consolidated Edison Inc.	386	31
	Public Service Enterprise Group Inc.	527	29
	Hawaiian Electric Industries Inc.	242	9
			1,765
Total Common Stocks (Cost $21,941)			22,337
Temporary Cash Investment (0.4%)[1]
Money Market Fund (0.4%)
2	Vanguard Market Liquidity Fund, 2.407% (Cost $86)	865	86
Total Investments (99.8%) (Cost $22,027)			22,423

U.S. Minimum Volatility ETF

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	1
Receivables for Accrued Income	34
Variation Margin Receivable—Futures Contracts	1
Other Assets[3]	7
Total Other Assets	43
Liabilities
Payables to Vanguard	(1)
Other Liabilities	(1)
Total Liabilities	(2)
Net Assets (100%)
Applicable to 275,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	22,464
Net Asset Value Per Share	$81.69

At November 30, 2018, net assets consisted of:

Amount
($000)
Paid-in Capital	22,010
Total Distributable Earnings (Loss)	454
Net Assets	22,464

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 0.0%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Cash of $7,000 has been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
E-mini Russell 2000 Index	December 2018	1		77	1

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF

Statement of Operations

February 13, 2018[1] to
November 30, 2018
($000)
Investment Income
Income
Dividends	327
Interest[2]	1
Total Income	328
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	2
Marketing and Distribution	—
Custodian Fees	1
Auditing Fees	10
Shareholders’ Reports	1
Total Expenses	14
Net Investment Income	314
Realized Net Gain (Loss)
Investment Securities Sold[2]	(82)
Futures Contracts	(9)
Realized Net Gain (Loss)	(91)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	396
Futures Contracts	1
Change in Unrealized Appreciation (Depreciation)	397
Net Increase (Decrease) in Net Assets Resulting from Operations	620

1 Inception.

2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,000, $1,000, and $1,000 respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF

Statement of Changes in Net Assets

February 13, 2018[1] to
November 30, 2018
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	314
Realized Net Gain (Loss)	(91)
Change in Unrealized Appreciation (Depreciation)	397
Net Increase (Decrease) in Net Assets Resulting from Operations	620
Distributions
Net Investment Income	(166)
Realized Capital Gain	—
Total Distributions	(166)
Capital Share Transactions
Issued	22,010
Issued in Lieu of Cash Distributions	—
Redeemed	—
Net Increase (Decrease) from Capital Share Transactions	22,010
Total Increase (Decrease)	22,464
Net Assets
Beginning of Period	—
End of Period	22,464

1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF

Financial Highlights

February 13, 2018[1] to
For a Share Outstanding Throughout the Period	November 30, 2018
Net Asset Value, Beginning of Period	$75.00
Investment Operations
Net Investment Income[2]	1.887
Net Realized and Unrealized Gain (Loss) on Investments	5.677
Total from Investment Operations	7.564
Distributions
Dividends from Net Investment Income	(.874)
Distributions from Realized Capital Gains	—
Total Distributions	(.874)
Net Asset Value, End of Period	$81.69

Total Return	10.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22
Ratio of Total Expenses to Average Net Assets	0.13%[3]
Ratio of Net Investment Income to Average Net Assets	2.90%[3]
Portfolio Turnover Rate	5%

1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF

Notes to Financial Statements

Vanguard U.S. Minimum Volatility ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended November 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period ended November 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

U.S. Minimum Volatility ETF

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.      In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees, and generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2018, the fund had contributed to Vanguard capital in the amount of $1,000, representing 0.00% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.      Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At November 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D.      Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

U.S. Minimum Volatility ETF

The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	148
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(90)
Net Unrealized Gains (Losses)	396

As of November 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	22,027
Gross Unrealized Appreciation	1,478
Gross Unrealized Depreciation	(1,082)
Net Unrealized Appreciation (Depreciation)	396

E.           During the period ended November 30, 2018, the fund purchased $22,832,000 of investment securities and sold $761,000 of investment securities, other than temporary cash investments.

F.            Capital shares issued and redeemed were:

February 13, 2018[1] to
November 30, 2018
Shares
(000)
Issued	275
Issued in Lieu of Cash Distributions	—
Redeemed	—
Net Increase (Decrease) in Shares Outstanding	275

1 Inception.

G.          Management has determined that no events or transactions occurred subsequent to November 30, 2018, that would require recognition or disclosure in these financial statements.

U.S. Momentum Factor ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 13, 2018, Through November 30, 2018

Initial Investment of $10,000

	Total Returns
	Period Ended November 30, 2018
	Since	Final Value
	Inception	of a $10,000
	(2/13/2018)	Investment
U.S. Momentum Factor ETF Net Asset Value	2.67%	$10,267
Russell 3000 Index	5.04	10,504

Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2018

Since
Inception
(2/13/2018)
U.S. Momentum Factor ETF Market Price	2.71%
U.S. Momentum Factor ETF Net Asset Value	2.67
Russell 3000 Index	5.04

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative benchmark.

The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

U.S. Momentum Factor ETF

Total Returns: Period Ended September 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception
ETF Shares	2/13/2018
Market Price		15.79%
Net Asset Value		15.76

U.S. Momentum Factor ETF

Sector Diversification

As of November 30, 2018

Consumer Discretionary	21.5%
Consumer Staples	2.5
Energy	9.0
Financial Services	9.1
Health Care	26.6
Materials & Processing	1.9
Producer Durables	10.2
Technology	17.7
Utilities	1.5

The table reflects the fund’s equity exposure, based on its investments in stocks and stock futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

U.S. Momentum Factor ETF

Financial Statements

Statement of Net Assets

As of November 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (21.4%)
*	Amazon.com Inc.	209	353
	NIKE Inc. Class B	4,432	333
	TJX Cos. Inc.	6,436	314
*	Netflix Inc.	1,059	303
	VF Corp.	3,720	302
	Ross Stores Inc.	3,375	296
	Costco Wholesale Corp.	1,248	289
	Lowe’s Cos. Inc.	2,888	273
	Target Corp.	2,427	172
	Advance Auto Parts Inc.	866	154
*	Etsy Inc.	2,512	136
*	Discovery Communications Inc. Class A	3,375	104
*	Carvana Co. Class A	2,071	90
	Estee Lauder Cos. Inc. Class A	555	79
*	Ulta Beauty Inc.	255	76
	World Wrestling Entertainment Inc. Class A	1,000	74
*	Malibu Boats Inc. Class A	1,483	72
	Nordstrom Inc.	1,338	71
	Home Depot Inc.	386	70
*	Duluth Holdings Inc.	2,168	68
*	Eldorado Resorts Inc.	1,487	65
*	Roku Inc.	1,565	64
*	Vera Bradley Inc.	5,253	58
	Skyline Champion Corp.	2,493	56
*	Five Below Inc.	529	55
*	Ollie’s Bargain Outlet Holdings Inc.	620	55
	New York Times Co. Class A	2,048	55
	Columbia Sportswear Co.	595	54
*	Cavco Industries Inc.	330	54
*	MasterCraft Boat Holdings Inc.	2,067	54
	DSW Inc. Class A	1,917	53
	Dine Brands Global Inc.	596	53
*	Genesco Inc.	1,271	53
*	Sportsman’s Warehouse Holdings Inc.	11,357	51
*	Lululemon Athletica Inc.	383	51
*	RH	435	50
*	Burlington Stores Inc.	304	50
	Cato Corp. Class A	3,332	50
*	Drive Shack Inc.	10,470	49
*	TripAdvisor Inc.	741	47
	Kohl’s Corp.	683	46
	Macy’s Inc.	1,306	45
*	O’Reilly Automotive Inc.	128	44
*	Urban Outfitters Inc.	1,154	44
*	Fiesta Restaurant Group Inc.	2,317	44
	Ralph Lauren Corp. Class A	366	41
	Domino’s Pizza Inc.	146	40
*	Belmond Ltd. Class A	2,195	40
*	Planet Fitness Inc. Class A	712	39
	Callaway Golf Co.	2,216	38
	American Eagle Outfitters Inc.	1,799	38
*	Chipotle Mexican Grill Inc. Class A	79	37
	Dave & Buster’s Entertainment Inc.	652	37
*	Grand Canyon Education Inc.	301	37
*	America’s Car-Mart Inc.	495	37
	Texas Roadhouse Inc. Class A	554	37
*	Trade Desk Inc. Class A	254	36
*	QuinStreet Inc.	2,163	35
*	Fox Factory Holding Corp.	532	34
*	National Vision Holdings Inc.	916	34
*	Wayfair Inc.	315	33
	Williams-Sonoma Inc.	583	33
*	Churchill Downs Inc.	118	33
*	Boot Barn Holdings Inc.	1,437	33
*	Live Nation Entertainment Inc.	580	32
*	American Public Education Inc.	1,005	32
*	Madison Square Garden Co. Class A	117	32
	Shoe Carnival Inc.	799	30

U.S. Momentum Factor ETF

			Market
			Value•
		Shares	($000)
	Pool Corp.	186	30
	Dollar General Corp.	269	30
*	Deckers Outdoor Corp.	224	30
*	Crocs Inc.	1,072	30
*	Bright Horizons Family Solutions Inc.	244	30
	Strategic Education Inc.	209	29
	Foot Locker Inc.	504	28
	National CineMedia Inc.	4,015	28
*	Cimpress NV	222	27
*	SeaWorld Entertainment Inc.	934	27
*	Weight Watchers International Inc.	526	26
	Guess? Inc.	1,083	26
	Tiffany & Co.	282	26
*	Chegg Inc.	911	25
*	Noodles & Co. Class A	3,147	25
	Tractor Supply Co.	253	24
*	Michael Kors Holdings Ltd.	550	24
	Wingstop Inc.	364	24
	Johnson Outdoors Inc. Class A	334	24
*	Fossil Group Inc.	1,231	24
*	G-III Apparel Group Ltd.	590	24
*	Funko Inc. Class A	1,542	23
*	ServiceMaster Global Holdings Inc.	521	23
*	Ascena Retail Group Inc.	7,442	22
*	Lands’ End Inc.	1,058	22
*	J. Jill Inc.	3,578	22
	Hyatt Hotels Corp. Class A	300	21
	Abercrombie & Fitch Co.	1,010	21
*	Habit Restaurants Inc. Class A	1,684	21
	Tailored Brands Inc.	900	21
	Buckle Inc.	1,050	20
*	Stoneridge Inc.	748	20
*	Express Inc.	3,125	19
	BJ’s Restaurants Inc.	357	19
*	Shake Shack Inc. Class A	344	19
*	Zumiez Inc.	966	19
*	Career Education Corp.	1,388	19
*	Liberty TripAdvisor Holdings Inc. Class A	898	17
	Tilly’s Inc. Class A	1,466	17
	Movado Group Inc.	445	17
	Ruth’s Hospitality Group Inc.	650	16
	Best Buy Co. Inc.	241	16
*	Shutterfly Inc.	269	13
*	Helen of Troy Ltd.	91	13
	Boyd Gaming Corp.	524	13
	Travelport Worldwide Ltd.	821	13
	Dillard’s Inc. Class A	179	12
*	Conn’s Inc.	443	12
*	Under Armour Inc. Class A	510	12
	Marcus Corp.	286	12
*	At Home Group Inc.	426	12
	AMC Entertainment Holdings Inc. Class A	889	12
*	Penn National Gaming Inc.	501	11
	Choice Hotels International Inc.	139	11
*	Rosetta Stone Inc.	646	11
	Citi Trends Inc.	492	10
*	Carrols Restaurant Group Inc.	800	9
	Caleres Inc.	283	9
	Garmin Ltd.	120	8
*	Regis Corp.	429	8
*	Hibbett Sports Inc.	503	8
	Brinker International Inc.	133	7
	Monro Inc.	78	6
*	Gentherm Inc.	132	6
	Wolverine World Wide Inc.	177	6
*	frontdoor Inc.	260	6
*	MSG Networks Inc.	226	6
	Steven Madden Ltd.	184	6
*	Care.com Inc.	328	6
	Acushnet Holdings Corp.	225	5
			6,985
Consumer Staples (2.5%)
	Sysco Corp.	4,635	312
*	Primo Water Corp.	3,450	50
*	Herbalife Nutrition Ltd.	767	44
	Keurig Dr Pepper Inc.	1,604	43
	Lamb Weston Holdings Inc.	510	39
	Kroger Co.	1,133	34
*	Chefs’ Warehouse Inc.	827	32
*	Freshpet Inc.	939	31
*	Simply Good Foods Co.	1,359	28
	WD-40 Co.	157	28
*	USANA Health Sciences Inc.	220	27
*	Boston Beer Co. Inc. Class A	88	24
	Turning Point Brands Inc.	740	22
	Energizer Holdings Inc.	446	20
	Nu Skin Enterprises Inc. Class A	294	19
	Medifast Inc.	129	19
	MGP Ingredients Inc.	253	17
*	Pyxus International Inc.	856	12
			801
Energy (9.0%)
	ConocoPhillips	5,567	368
	Marathon Petroleum Corp.	4,291	280
	Valero Energy Corp.	3,281	262
	Anadarko Petroleum Corp.	4,604	243
	Phillips 66	2,276	213
	EOG Resources Inc.	1,617	167
	Occidental Petroleum Corp.	2,039	143
	Pioneer Natural Resources Co.	586	87

U.S. Momentum Factor ETF

			Market
			Value•
		Shares	($000)
*	Whiting Petroleum Corp.	2,593	78
*	TPI Composites Inc.	2,413	66
*	W&T Offshore Inc.	9,213	53
*	Northern Oil and Gas Inc.	19,041	48
*	Helix Energy Solutions Group Inc.	5,865	48
	Delek US Holdings Inc.	1,156	46
*	Transocean Ltd.	4,859	45
	HollyFrontier Corp.	716	45
	PBF Energy Inc. Class A	1,113	43
	Murphy Oil Corp.	1,228	39
*	Cheniere Energy Inc.	589	36
	Marathon Oil Corp.	2,096	35
*	WPX Energy Inc.	2,462	34
*	Renewable Energy Group Inc.	1,203	32
	ONEOK Inc.	501	31
	Peabody Energy Corp.	969	30
	National Oilwell Varco Inc.	924	30
*	Sunrun Inc.	2,004	29
*	Enphase Energy Inc.	5,349	29
	Hess Corp.	535	29
*	Continental Resources Inc.	628	29
	Warrior Met Coal Inc.	1,008	24
	Helmerich & Payne Inc.	389	24
	CVR Energy Inc.	565	21
*	Carrizo Oil & Gas Inc.	1,171	20
*	Pioneer Energy Services Corp.	7,879	20
*	Clean Energy Fuels Corp.	7,881	18
*	California Resources Corp.	734	18
	Mammoth Energy Services Inc.	636	16
*	Oasis Petroleum Inc.	2,121	15
*	Denbury Resources Inc.	6,557	15
	Diamondback Energy Inc.	130	14
	Core Laboratories NV	167	14
*	Matrix Service Co.	622	13
*	ION Geophysical Corp.	1,387	12
*	Abraxas Petroleum Corp.	7,142	12
*	TETRA Technologies Inc.	4,702	11
	SM Energy Co.	518	11
*	Newpark Resources Inc.	1,311	10
*	Diamond Offshore Drilling Inc.	755	9
*	Oil States International Inc.	344	8
*	Arcosa Inc.	79	2
			2,925
Financial Services (9.0%)
	Progressive Corp.	4,628	307
	Mastercard Inc. Class A	1,448	291
*	Green Dot Corp. Class A	1,320	110
	Visa Inc. Class A	770	109
	Moody’s Corp.	593	94
	CME Group Inc.	471	89
	S&P Global Inc.	473	86
*	PayPal Holdings Inc.	927	80
*	Axos Financial Inc.	1,783	56
	EVERTEC Inc.	1,906	52
	First Financial Bankshares Inc.	789	52
	TCF Financial Corp.	2,292	52
	Universal Insurance Holdings Inc.	1,164	51
*	Square Inc.	712	50
	Broadridge Financial Solutions Inc.	449	48
	Hanover Insurance Group Inc.	404	46
	Moelis & Co. Class A	1,133	46
	Life Storage Inc.	450	44
*	FleetCor Technologies Inc.	225	43
	Innovative Industrial Properties Inc.	852	42
	FirstCash Inc.	471	42
	Primerica Inc.	339	40
	First Bancorp	988	40
	LPL Financial Holdings Inc.	614	39
	MSCI Inc. Class A	248	39
	Santander Consumer USA Holdings Inc.	1,985	39
	Morningstar Inc.	323	38
	Ryman Hospitality Properties Inc.	509	38
	Enterprise Financial Services Corp.	840	38
	TransUnion	554	36
*	Fair Isaac Corp.	175	35
*	WEX Inc.	222	34
	Rayonier Inc.	1,073	34
	CubeSmart	1,058	33
	NexPoint Residential Trust Inc.	881	32
	Kemper Corp.	393	30
*	SVB Financial Group	116	30
	RMR Group Inc. Class A	455	29
	Commerce Bancshares Inc.	459	29
	Evercore Inc. Class A	337	28
	National General Holdings Corp.	1,033	27
*	On Deck Capital Inc.	3,491	27
	T. Rowe Price Group Inc.	252	25
	Total System Services Inc.	271	24
*	Credit Acceptance Corp.	57	23
*	Worldpay Inc. Class A	271	23
	Jack Henry & Associates Inc.	166	23
	OFG Bancorp	1,256	23
	Virtu Financial Inc. Class A	907	23
	Popular Inc.	391	22
	Brookline Bancorp Inc.	1,210	19
	First BanCorp	1,996	18
*	Enova International Inc.	813	18

U.S. Momentum Factor ETF

			Market
			Value•
		Shares	($000)
	Nasdaq Inc.	194	18
*	Health Insurance Innovations Inc. Class A	434	16
*	NMI Holdings Inc. Class A	763	15
	United Insurance Holdings Corp.	737	14
	Comerica Inc.	180	14
	Regions Financial Corp.	866	14
	Webster Financial Corp.	223	13
	Greenhill & Co. Inc.	551	13
*	Trupanion Inc.	428	13
	Hamilton Lane Inc. Class A	337	13
*	Triumph Bancorp Inc.	324	12
*	World Acceptance Corp.	110	12
	CenterState Bank Corp.	477	12
	Bank of NT Butterfield & Son Ltd.	228	9
	Omega Healthcare Investors Inc.	173	7
	Sabra Health Care REIT Inc.	266	5
			2,946
Health Care (26.5%)
	HCA Healthcare Inc.	2,850	410
*	Edwards Lifesciences Corp.	2,211	358
*	Illumina Inc.	1,047	353
	Zoetis Inc.	3,566	335
*	Boston Scientific Corp.	8,703	328
*	Intuitive Surgical Inc.	609	323
	Eli Lilly & Co.	2,656	315
	Merck & Co. Inc.	1,947	155
*	Molina Healthcare Inc.	910	127
	UnitedHealth Group Inc.	445	125
*	WellCare Health Plans Inc.	472	120
	Humana Inc.	365	120
	Anthem Inc.	407	118
*	Codexis Inc.	4,479	98
	Pfizer Inc.	2,112	98
*	Glaukos Corp.	1,461	96
*	DexCom Inc.	727	94
	Becton Dickinson and Co.	364	92
*	Align Technology Inc.	391	90
	Abbott Laboratories	1,165	86
	Bio-Techne Corp.	496	80
*	BioCryst Pharmaceuticals Inc.	8,600	79
*	R1 RCM Inc.	8,160	75
*	CytoSorbents Corp.	7,005	73
*	Addus HomeCare Corp.	966	72
*	NanoString Technologies Inc.	4,072	70
*	Exact Sciences Corp.	896	70
*	STAAR Surgical Co.	1,794	68
*	Seattle Genetics Inc.	1,056	66
*	HMS Holdings Corp.	1,842	66
*	Surmodics Inc.	1,074	65
*	Ra Pharmaceuticals Inc.	4,029	64
*	Verastem Inc.	12,386	63
*	WaVe Life Sciences Ltd.	1,257	60
*	AtriCure Inc.	1,783	60
*	Tactile Systems Technology Inc.	1,049	59
*	Marinus Pharmaceuticals Inc.	12,374	58
*	Tenet Healthcare Corp.	2,206	58
*	Cara Therapeutics Inc.	3,148	57
*	Senseonics Holdings Inc.	16,560	56
*	Haemonetics Corp.	507	54
*	Loxo Oncology Inc.	387	54
	Encompass Health Corp.	713	54
	US Physical Therapy Inc.	431	51
*	CareDx Inc.	1,740	51
*	iRhythm Technologies Inc.	677	50
*	Quidel Corp.	816	50
*	Mirati Therapeutics Inc.	1,271	49
*	Ultragenyx Pharmaceutical Inc.	899	48
*	Sarepta Therapeutics Inc.	360	47
*	Penumbra Inc.	330	46
*	Vericel Corp.	2,604	46
*	HealthEquity Inc.	506	45
*	LHC Group Inc.	424	44
*	Insulet Corp.	528	44
	Ensign Group Inc.	965	44
*	Omnicell Inc.	559	43
*	Akcea Therapeutics Inc.	1,250	42
*	CASI Pharmaceuticals Inc.	9,472	41
	Chemed Corp.	128	41
*	Neurocrine Biosciences Inc.	454	40
*	LivaNova plc	395	40
*	Immunomedics Inc.	1,974	40
*	ABIOMED Inc.	119	40
*	Integra LifeSciences Holdings Corp.	736	40
*	Centene Corp.	273	39
*	Antares Pharma Inc.	10,737	39
*	G1 Therapeutics Inc.	1,006	38
	ResMed Inc.	344	38
*	Deciphera Pharmaceuticals Inc.	1,460	38
*	Masimo Corp.	344	38
*	ICU Medical Inc.	153	37
*	Arrowhead Pharmaceuticals Inc.	2,501	36
*	Neogen Corp.	540	35
*	Dicerna Pharmaceuticals Inc.	2,335	35
*	Cambrex Corp.	727	35
*	Tandem Diabetes Care Inc.	937	35
*	Nektar Therapeutics Class A	854	35
*	BioTelemetry Inc.	481	34
*	Ligand Pharmaceuticals Inc.	214	34

U.S. Momentum Factor ETF

			Market
			Value•
		Shares	($000)
*	Nuvectra Corp.	1,657	33
*	Fate Therapeutics Inc.	2,151	33
*	REGENXBIO Inc.	542	32
*	Tabula Rasa HealthCare Inc.	427	32
*	ArQule Inc.	8,626	32
*	MyoKardia Inc.	515	32
*	Veeva Systems Inc. Class A	332	32
*	PTC Therapeutics Inc.	891	32
*	IDEXX Laboratories Inc.	155	32
*	Atara Biotherapeutics Inc.	787	31
*	Sage Therapeutics Inc.	271	31
*	Reata Pharmaceuticals Inc. Class A	487	31
*	TransEnterix Inc.	9,887	31
*	Cardiovascular Systems Inc.	977	30
	STERIS plc	252	30
*	Viking Therapeutics Inc.	2,615	30
*	Xencor Inc.	697	29
*	Novocure Ltd.	834	29
*	Integer Holdings Corp.	323	29
*	IntriCon Corp.	819	28
*	FibroGen Inc.	646	28
*	Invitae Corp.	1,975	28
*	CryoLife Inc.	899	27
*	Sientra Inc.	1,597	27
*	Globus Medical Inc.	562	27
*	Inogen Inc.	177	26
*	Amedisys Inc.	186	25
*	NextGen Healthcare Inc.	1,443	25
*	Array BioPharma Inc.	1,580	25
*	NeoGenomics Inc.	1,531	25
*	Arena Pharmaceuticals Inc.	604	25
*	Teladoc Health Inc.	391	24
*	Natera Inc.	1,402	24
*	Bio-Rad Laboratories Inc. Class A	87	24
*	Intercept Pharmaceuticals Inc.	210	23
*	Momenta Pharmaceuticals Inc.	1,920	23
*	Rocket Pharmaceuticals Inc.	1,405	23
*	T2 Biosystems Inc.	5,072	23
*	RadNet Inc.	1,725	22
*	Genomic Health Inc.	280	22
*	Alder Biopharmaceuticals Inc.	1,630	22
*	Medpace Holdings Inc.	350	22
*	Heron Therapeutics Inc.	738	21
*	Collegium Pharmaceutical Inc.	1,104	21
*	Insys Therapeutics Inc.	3,494	21
*	Omeros Corp.	1,493	21
*	Karyopharm Therapeutics Inc.	1,978	21
*	Providence Service Corp.	289	20
*	PetIQ Inc. Class A	648	20
*	Catalyst Biosciences Inc.	1,883	20
*	Editas Medicine Inc.	644	20
*	Audentes Therapeutics Inc.	820	20
*	Endo International plc	1,657	20
*	AnaptysBio Inc.	264	20
*	Catalyst Pharmaceuticals Inc.	7,732	20
*	Coherus Biosciences Inc.	1,748	19
*	Vanda Pharmaceuticals Inc.	744	19
*	Cerus Corp.	3,539	19
*	AxoGen Inc.	533	18
*	Cymabay Therapeutics Inc.	1,949	17
*	Adverum Biotechnologies Inc.	4,715	17
*	Iovance Biotherapeutics Inc.	1,744	17
*	Madrigal Pharmaceuticals Inc.	142	16
*	Acceleron Pharma Inc.	303	16
*	ViewRay Inc.	2,339	16
*	American Renal Associates Holdings Inc.	930	15
*	ImmunoGen Inc.	2,763	15
*	Biohaven Pharmaceutical Holding Co. Ltd.	447	15
*	Enanta Pharmaceuticals Inc.	180	14
*	Kura Oncology Inc.	1,106	14
*	Innovate Biopharmaceuticals Inc.	5,329	14
*	Sorrento Therapeutics Inc.	3,695	13
*	Avanos Medical Inc.	256	12
*	Zogenix Inc.	290	12
*	Stemline Therapeutics Inc.	1,058	12
*	AMAG Pharmaceuticals Inc.	588	11
*	ChemoCentryx Inc.	990	10
*	Merit Medical Systems Inc.	154	10
*	NuVasive Inc.	127	8
*	Horizon Pharma plc	317	6
	Luminex Corp.	201	6
*	Myriad Genetics Inc.	128	4
			8,639

Materials & Processing (1.8%)
	Comfort Systems USA Inc.	1,940	102
*	Trex Co. Inc.	1,404	89
	CF Industries Holdings Inc.	1,411	60
*	Veritiv Corp.	1,362	41
*	Ingevity Corp.	416	41
	Mosaic Co.	1,091	39
*	Verso Corp.	1,316	33
	DMC Global Inc.	778	28
	Insteel Industries Inc.	959	26
*	BlueLinx Holdings Inc.	847	23
*	PGT Innovations Inc.	1,014	20
	Steel Dynamics Inc.	492	17
*	Forterra Inc.	3,247	16

U.S. Momentum Factor ETF

			Market
			Value•
		Shares	($000)
	Advanced Drainage Systems Inc.	549	15
*	Amyris Inc.	2,962	15
	Carpenter Technology Corp.	259	11
*	Continental Building Products Inc.	335	10
	Materion Corp.	167	9
	Simpson Manufacturing Co. Inc.	106	6
			601
Producer Durables (10.1%)
	CSX Corp.	4,743	344
	Norfolk Southern Corp.	1,792	306
	Union Pacific Corp.	1,879	289
	Boeing Co.	535	186
	Automatic Data Processing Inc.	925	136
	Tetra Tech Inc.	1,415	86
	Booz Allen Hamilton Holding Corp. Class A	1,680	86
*	TransDigm Group Inc.	222	80
*	Verisk Analytics Inc. Class A	634	78
*	Vicor Corp.	2,183	78
*	Teledyne Technologies Inc.	337	76
	Accenture plc Class A	402	66
	Korn/Ferry International	1,336	65
*	CryoPort Inc.	5,596	61
	Cubic Corp.	988	60
	WW Grainger Inc.	172	54
*	Keysight Technologies Inc.	859	53
*	Chart Industries Inc.	804	51
	Allied Motion Technologies Inc.	1,065	50
	Robert Half International Inc.	809	50
*	Zebra Technologies Corp.	268	48
*	NV5 Global Inc.	652	48
	Old Dominion Freight Line Inc.	340	46
	Wabtec Corp.	477	45
	HEICO Corp.	520	44
*	ASGN Inc.	610	42
*	Copart Inc.	733	38
	Cintas Corp.	190	36
*	XPO Logistics Inc.	439	33
*	CoStar Group Inc.	90	33
*	Kirby Corp.	420	32
	Insperity Inc.	298	30
*	Echo Global Logistics Inc.	1,127	29
	Landstar System Inc.	248	27
*	FTI Consulting Inc.	365	26
*	Team Inc.	1,482	25
*	Axon Enterprise Inc.	544	24
*	Wesco Aircraft Holdings Inc.	2,447	23
*	Willscot Corp. Class A	1,636	23
	Exponent Inc.	447	23
	ArcBest Corp.	531	21
*	FARO Technologies Inc.	429	21
	Heidrick & Struggles International Inc.	579	21
*	Aerovironment Inc.	274	21
	Kforce Inc.	659	21
	SkyWest Inc.	361	21
	FLIR Systems Inc.	428	20
	McGrath RentCorp	343	18
	ICF International Inc.	260	18
	Mobile Mini Inc.	439	18
*	Casella Waste Systems Inc. Class A	536	18
*	Proto Labs Inc.	123	16
	IDEX Corp.	113	16
*	CBIZ Inc.	698	15
*	Vishay Precision Group Inc.	409	14
	Systemax Inc.	443	12
	Textron Inc.	218	12
	ITT Inc.	216	12
	Rollins Inc.	188	12
*	Aerojet Rocketdyne Holdings Inc.	321	11
	Curtiss-Wright Corp.	94	10
	CH Robinson Worldwide Inc.	103	10
*	TriNet Group Inc.	196	9
	Roper Technologies Inc.	26	8
	Trinity Industries Inc.	237	6
			3,311
Technology (17.6%)
*	Adobe Inc.	1,469	369
*	salesforce.com Inc.	2,435	348
	Intuit Inc.	1,617	347
*	ServiceNow Inc.	1,839	341
	Microsoft Corp.	2,953	327
	QUALCOMM Inc.	4,981	290
	Apple Inc.	1,331	238
	Cisco Systems Inc.	2,950	141
*	eGain Corp.	17,705	132
*	LiveRamp Holdings Inc.	2,622	124
*	F5 Networks Inc.	508	87
*	SailPoint Technologies Holding Inc.	3,332	87
*	Aspen Technology Inc.	945	82
*	Palo Alto Networks Inc.	445	77
*	Five9 Inc.	1,722	74
*	Rapid7 Inc.	2,313	74
	NVIDIA Corp.	409	67
*	Evolent Health Inc. Class A	2,576	66
*	Yext Inc.	4,483	65
*	Turtle Beach Corp.	3,939	64
*	Advanced Micro Devices Inc.	2,985	64
*	SPS Commerce Inc.	742	63
*	HubSpot Inc.	434	60
*	Workiva Inc.	1,508	56

U.S. Momentum Factor ETF

			Market
			Value•
		Shares	($000)
*	Atlassian Corp. plc Class A	651	56
	Ubiquiti Networks Inc.	490	53
*	Akamai Technologies Inc.	737	51
*	RingCentral Inc. Class A	602	50
*	PTC Inc.	577	50
*	3D Systems Corp.	3,914	48
*	Splunk Inc.	429	48
*	Fortinet Inc.	642	47
*	LivePerson Inc.	2,396	45
*	lAC/lnterActiveCorp	247	44
*	Twitter Inc.	1,384	44
*	VMware Inc. Class A	246	41
	Harris Corp.	278	40
*	New Relic Inc.	445	39
*	Paycom Software Inc.	290	39
*	Tableau Software Inc. Class A	308	38
*	Nutanix Inc.	857	38
*	GoDaddy Inc. Class A	581	38
*	Zendesk Inc.	637	38
*	Twilio Inc. Class A	393	37
	Motorola Solutions Inc.	281	37
*	Cargurus Inc.	861	33
*	VeriSign Inc.	214	33
*	Altair Engineering Inc. Class A	1,033	33
*	CACI International Inc. Class A	201	33
*	EPAM Systems Inc.	251	33
*	Glu Mobile Inc.	4,403	33
*	Okta Inc.	488	31
*	RealPage Inc.	594	31
*	Arista Networks Inc.	127	30
*	Citrix Systems Inc.	276	30
	SS&C Technologies Holdings Inc.	610	29
	NetApp Inc.	433	29
*	GrubHub Inc.	361	28
	Sabre Corp.	1,092	28
*	ANSYS Inc.	172	28
*	Appfolio Inc.	447	27
*	ShotSpotter Inc.	694	26
*	Alteryx Inc. Class A	429	26
*	Ultimate Software Group Inc.	97	26
*	Coupa Software Inc.	393	25
*	Guidewire Software Inc.	264	25
	Hewlett Packard Enterprise Co.	1,630	24
*	Match Group Inc.	597	24
*	Varonis Systems Inc.	404	23
*	Vocera Communications Inc.	558	22
*	Blucora Inc.	715	22
*	Qualys Inc.	268	21
*	Everbridge Inc.	384	21
*	Nanometrics Inc.	654	21
*	iRobot Corp.	213	20
*	Unisys Corp.	1,482	20
*	Semtech Corp.	367	20
*	Bottomline Technologies DE Inc.	351	19
*	Take-Two Interactive Software Inc.	176	19
*	Tyler Technologies Inc.	99	19
*	Meet Group Inc.	4,706	19
*	Pure Storage Inc. Class A	988	19
*	NeoPhotonics Corp.	2,403	18
*	Q2 Holdings Inc.	325	18
*	Upland Software Inc.	623	17
*	Cision Ltd.	1,339	17
*	Carbonite Inc.	588	17
	Comtech Telecommunications Corp.	615	16
*	Immersion Corp.	1,601	15
*	Lattice Semiconductor Corp.	2,308	14
*	Workday Inc. Class A	78	13
*	Novanta Inc.	172	11
*	TechTarget Inc.	724	10
*	PROS Holdings Inc.	298	10
*	Virtusa Corp.	194	9
*	Yelp Inc. Class A	255	9
*	Envestnet Inc.	148	8
*	Fabrinet	133	7
*	OneSpan Inc.	393	7
			5,730
Utilities (1.5%)
	NextEra Energy Inc.	500	91
*	Iridium Communications Inc.	2,972	71
	CenturyLink Inc.	3,607	68
*	Intelsat SA	2,222	55
	NRG Energy Inc.	1,183	45
*	Vistra Energy Corp.	1,745	41
*	Boingo Wireless Inc.	1,480	37
*	NII Holdings Inc.	5,877	32
*	8x8 Inc.	1,074	21
*	Vonage Holdings Corp.	1,224	13
	ATN International Inc.	96	8
			482
Total Common Stocks
(Cost $33,182)			32,420
Temporary Cash Investment (0.5%)[1]
Money Market Fund (0.5%)
[2] Vanguard Market Liquidity Fund, 2.407% (Cost $149)		1,486	149
Total Investments (99.9%)
(Cost $33,331)			32,569

U.S. Momentum Factor ETF

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard	2
Receivables for Accrued Income	33
Variation Margin Receivable—Futures Contracts	1
Other Assets[3]	7
Total Other Assets	43
Liabilities
Payables to Vanguard	(2)
Total Liabilities	(2)
Net Assets (100%)
Applicable to 425,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	32,610
Net Asset Value Per Share	$76.73

At November 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	34,243
Total Distributable Earnings (Loss)	(1,633)
Net Assets	32,610

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.0%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Cash of $7,000 has been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation )
Long Futures Contracts
E-mini Russell 2000 Index	December 2018	2		153	(9)

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF

Statement of Operations

February 13, 2018[1] to
November 30, 2018
($000)
Investment Income
Income
Dividends	153
Interest[2]	2
Total Income	155
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	1
Marketing & Distributions	—
Custodian Fees	7
Auditing Fees	10
Shareholders’ Reports	3
Total Expenses	21
Net Investment Income	134
Realized Net Gain (Loss)
Investment Securities Sold[2]	(914)
Futures Contracts	8
Realized Net Gain (Loss)	(906)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(762)
Futures Contracts	(9)
Change in Unrealized Appreciation (Depreciation)	(771)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,543)

1 Inception.

2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,000, ($1,000), and $0 respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF

Statement of Changes in Net Assets

February 13, 2018[1] to
November 30, 2018
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	134
Realized Net Gain (Loss)	(906)
Change in Unrealized Appreciation (Depreciation)	(771)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,543)
Distributions
Net Investment Income	(90)
Realized Capital Gain	—
Total Distributions	(90)
Capital Share Transactions
Issued	34,243
Issued in Lieu of Cash Distributions	—
Redeemed	—
Net Increase (Decrease) from Capital Share Transactions	34,243
Total Increase (Decrease)	32,610
Net Assets
Beginning of Period	—
End of Period	32,610

1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF

Financial Highlights

February 13, 2018[1] to
For a Share Outstanding Throughout the Period	November 30, 2018
Net Asset Value, Beginning of Period	$75.00
Investment Operations
Net Investment Income[2]	.538
Net Realized and Unrealized Gain (Loss) on Investments	1.489
Total from Investment Operations	2.027
Distributions
Dividends from Net Investment Income	(.297)
Distributions from Realized Capital Gains	—
Total Distributions	(.297)
Net Asset Value, End of Period	$76.73

Total Return	2.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$33
Ratio of Total Expenses to Average Net Assets	0.13%[3]
Ratio of Net Investment Income to Average Net Assets	0.83%[3]
Portfolio Turnover Rate	53%

1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF

Notes to Financial Statements

Vanguard U.S. Momentum Factor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended November 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions for the period ended November 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

U.S. Momentum Factor ETF

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees, and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2018, the fund had contributed to Vanguard capital in the amount of $2,000, representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At November 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

U.S. Momentum Factor ETF

The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	44
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(915)
Net Unrealized Gains (Losses)	(762)

As of November 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	33,331
Gross Unrealized Appreciation	2,012
Gross Unrealized Depreciation	(2,774)
Net Unrealized Appreciation (Depreciation)	(762)

E. During the period ended November 30, 2018, the fund purchased $44,746,000 of investment securities and sold $10,648,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

February 13, 2018[1] to
November 30, 2018
Shares
(000)
Issued	425
Issued in Lieu of Cash Distributions	—
Redeemed	—
Net Increase (Decrease) in Shares Outstanding	425

1 Inception.

G. Management has determined that no events or transactions occurred subsequent to November 30, 2018, that would require recognition or disclosure in these financial statements.

U.S. Multifactor ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 13, 2018, Through November 30, 2018

Initial Investment of $10,000

	Total Returns
	Period Ended November 30, 2018

	Since	Final Value
	Inception	of a $10,000
	(2/13/2018)	Investment
U.S. Multifactor ETF Net Asset Value	2.03%	$10,203
Russell 3000 Index	5.04	10,504

Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2018

Since
Inception
(2/13/2018)
U.S. Multifactor ETF Market Price	2.06%
U.S. Multifactor ETF Net Asset Value	2.03
Russell 3000 Index	5.04

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative benchmark.

The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

U.S. Multifactor ETF

Total Returns: Period Ended September 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception
ETF Shares	2/13/2018
Market Price		10.61%
Net Asset Value		10.57

U.S. Multifactor ETF

Sector Diversification

As of November 30, 2018

Consumer Discretionary	23.7%
Consumer Staples	3.6
Energy	10.7
Financial Services	22.2
Health Care	9.7
Materials & Processing	3.2
Other	0.0
Producer Durables	12.5
Technology	9.8
Utilities	4.6

The table reflects the fund’s equity exposure, based on its investments in stocks and stock futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

U.S. Multifactor ETF

Financial Statements

Statement of Net Assets

As of November 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (23.6%)
	Costco Wholesale Corp.	3,507	811
	Target Corp.	10,977	779
	NIKE Inc. Class B	8,398	631
	Walt Disney Co.	5,350	618
	Walmart Inc.	5,804	567
	Ross Stores Inc.	5,328	467
	TJX Cos. Inc.	9,098	444
*	Urban Outfitters Inc.	8,441	321
	Advance Auto Parts Inc.	1,608	286
	Guess? Inc.	11,577	275
	Viacom Inc. Class B	8,845	273
	Expedia Group Inc.	2,231	269
	Marcus Corp.	6,195	263
	Texas Roadhouse Inc. Class A	3,850	254
	Dick’s Sporting Goods Inc.	6,951	250
	Kohl’s Corp.	3,646	245
	Columbia Sportswear Co.	2,635	241
	Carnival Corp.	3,990	241
	Autoliv Inc.	2,758	237
*	G-III Apparel Group Ltd.	5,833	234
	Tailored Brands Inc.	10,146	232
	Macy’s Inc.	6,315	216
*	AutoZone Inc.	260	210
	American Eagle Outfitters Inc.	10,027	210
*	Liberty Expedia Holdings Inc. Class A	4,972	208
	La-Z-Boy Inc.	7,078	207
*	Stoneridge Inc.	7,648	205
*	Ulta Beauty Inc.	655	195
*	Gray Television Inc.	10,122	187
	Penske Automotive Group Inc.	4,230	184
	Tractor Supply Co.	1,925	183
	Nordstrom Inc.	3,462	183
	National Presto Industries Inc.	1,395	179
	Dillard’s Inc. Class A	2,506	174
*	Zumiez Inc.	8,738	172
	Steven Madden Ltd.	5,154	166
	AMC Entertainment Holdings Inc. Class A	11,914	163
	Tilly’s Inc. Class A	14,106	162
*	Genesco Inc.	3,884	162
*	MSG Networks Inc.	5,779	155
	Gap Inc.	5,554	152
	GameStop Corp. Class A	11,024	151
*	Michael Kors Holdings Ltd.	3,438	150
	International Speedway Corp. Class A	3,528	149
*	O’Reilly Automotive Inc.	429	149
	DSW Inc. Class A	5,341	148
	HealthStream Inc.	5,739	141
*	MasterCraft Boat Holdings Inc.	5,434	141
*	Sally Beauty Holdings Inc.	6,580	139
	Buckle Inc.	6,784	130
	Cato Corp. Class A	8,341	126
	Best Buy Co. Inc.	1,946	126
	Shutterstock Inc.	3,172	121
	Williams-Sonoma Inc.	1,972	112
	New Media Investment Group Inc.	8,001	106
*	Boot Barn Holdings Inc.	4,629	105
	Chico’s FAS Inc.	19,253	104
	Brinker International Inc.	2,008	103
*	Ollie’s Bargain Outlet Holdings Inc.	1,139	101
*	Helen of Troy Ltd.	685	98
	Johnson Outdoors Inc. Class A	1,367	97
*	K12 Inc.	4,014	96
	Gentex Corp.	4,073	92
*	Burlington Stores Inc.	533	88
	Travelport Worldwide Ltd.	5,676	87
	Dave & Buster’s Entertainment Inc.	1,524	87

U.S. Multifactor ETF

			Market
			Value•
		Shares	($000)
*	Discovery Communications Inc. Class A	2,820	87
*	Cooper-Standard Holdings Inc.	1,179	86
*	America’s Car-Mart Inc.	1,124	83
	Dollar General Corp.	734	81
*	Five Below Inc.	772	81
*	Lululemon Athletica Inc.	595	79
	Haverty Furniture Cos. Inc.	3,745	77
*	Deckers Outdoor Corp.	555	74
*	Crocs Inc.	2,613	73
*	MarineMax Inc.	3,419	73
	Darden Restaurants Inc.	654	72
	Wolverine World Wide Inc.	2,086	72
	Cheesecake Factory Inc.	1,527	72
*	Habit Restaurants Inc. Class A	5,635	70
	Ralph Lauren Corp. Class A	630	70
	Bed Bath & Beyond Inc.	5,445	70
	Gannett Co. Inc.	6,683	69
	BJ’s Restaurants Inc.	1,264	69
	Aaron’s Inc.	1,455	68
*	Monarch Casino & Resort Inc.	1,692	68
	Tower International Inc.	2,393	67
	Oxford Industries Inc.	831	67
	Extended Stay America Inc.	3,665	67
	World Wrestling Entertainment Inc. Class A	901	67
*	Nautilus Inc.	5,039	65
	Movado Group Inc.	1,707	64
*	AutoNation Inc.	1,689	63
	Tiffany & Co.	683	62
*	Career Education Corp.	4,576	62
*	Vera Bradley Inc.	5,546	61
	Cracker Barrel Old Country Store Inc.	331	60
	Hyatt Hotels Corp. Class A	839	60
	Ruth’s Hospitality Group Inc.	2,416	59
*	Fiesta Restaurant Group Inc.	3,130	59
	PVH Corp.	515	57
	Citi Trends Inc.	2,772	57
*	Cavco Industries Inc.	343	56
	Caleres Inc.	1,845	56
	Big Lots Inc.	1,260	55
	Standard Motor Products Inc.	1,017	54
*	Chuy’s Holdings Inc.	2,373	51
	John Wiley & Sons Inc. Class A	912	50
*	ZAGG Inc.	4,975	50
	Hooker Furniture Corp.	1,617	49
	Lear Corp.	348	47
*	Regis Corp.	2,572	47
*	Potbelly Corp.	4,376	44
	Garmin Ltd.	649	43
	Tenneco Inc. Class A	1,276	43
	Wingstop Inc.	612	40
*	Adtalem Global Education Inc.	625	36
*	Sportsman’s Warehouse Holdings Inc.	7,913	36
	Children’s Place Inc.	270	35
	Sonic Automotive Inc. Class A	1,645	26
*	Red Robin Gourmet Burgers Inc.	712	25
	Inter Parfums Inc.	388	24
	Ethan Allen Interiors Inc.	1,102	23
	Monro Inc.	238	19
			17,958
Consumer Staples (3.6%)
	Walgreens Boots Alliance Inc.	11,357	962
	Lancaster Colony Corp.	1,384	250
	Flowers Foods Inc.	11,810	234
	Core-Mark Holding Co. Inc.	5,198	137
	Kroger Co.	3,927	116
	Nu Skin Enterprises Inc. Class A	1,350	89
*	USANA Health Sciences Inc.	714	87
*	Performance Food Group Co.	2,464	85
*	Boston Beer Co. Inc. Class A	306	84
*	US Foods Holding Corp.	2,386	79
	Weis Markets Inc.	1,570	72
	Ingles Markets Inc. Class A	2,371	69
*	Freshpet Inc.	2,011	66
	John B Sanfilippo & Son Inc.	1,014	63
	Hormel Foods Corp.	1,355	61
	J&J Snack Foods Corp.	385	60
	Ingredion Inc.	525	55
	Cal-Maine Foods Inc.	1,103	52
*	United Natural Foods Inc.	1,448	31
*	Sprouts Farmers Market Inc.	1,084	25
	Medifast Inc.	138	20
			2,697
Energy (10.6%)
	Chevron Corp.	8,755	1,041
	EOG Resources Inc.	9,356	967
	ConocoPhillips	10,765	712
	Exxon Mobil Corp.	8,021	638
	Occidental Petroleum Corp.	8,680	610
	Phillips 66	4,984	466
*	Renewable Energy Group Inc.	10,409	280
*	WPX Energy Inc.	19,141	267
	Baker Hughes a GE Co. Class A	11,158	255
	HollyFrontier Corp.	3,761	235
	Marathon Oil Corp.	13,742	229

U.S. Multifactor ETF

			Market
			Value•
		Shares	($000)
	Warrior Met Coal Inc.	8,519	202
	PBF Energy Inc. Class A	5,125	198
*	Matrix Service Co.	9,483	194
	Murphy Oil Corp.	6,043	193
	Peabody Energy Corp.	5,562	173
	Arch Coal Inc. Class A	2,063	168
*	Unit Corp.	8,015	167
	SM Energy Co.	8,139	166
	Mammoth Energy Services Inc.	5,491	138
*	Carrizo Oil & Gas Inc.	7,380	126
	Delek US Holdings Inc.	2,802	111
*	ProPetro Holding Corp.	6,410	104
	Noble Energy Inc.	3,150	75
*	Continental Resources Inc.	1,609	74
*	Parsley Energy Inc. Class A	2,812	57
*	Whiting Petroleum Corp.	1,618	49
*	Helix Energy Solutions Group Inc.	5,067	42
	Helmerich & Payne Inc.	677	41
*	Oasis Petroleum Inc.	4,805	34
	Diamondback Energy Inc.	294	32
*	SRC Energy Inc.	4,855	28
*	W&T Offshore Inc.	2,748	16
			8,088
Financial Services (22.0%)
	SunTrust Banks Inc.	14,974	939
	US Bancorp	13,952	760
	Bank of America Corp.	26,279	746
	Allstate Corp.	7,791	695
	Visa Inc. Class A	4,637	657
	Aflac Inc.	13,546	620
	Mastercard Inc. Class A	2,918	587
	JPMorgan Chase & Co.	5,165	574
	Wells Fargo & Co.	10,124	549
	M&T Bank Corp.	1,635	276
	Universal Insurance Holdings Inc.	5,632	247
	BB&T Corp.	4,653	238
	PNC Financial Services Group Inc.	1,747	237
	Community Bank System Inc.	3,585	235
	Fidelity National Information Services Inc.	2,085	225
	Park Hotels & Resorts Inc.	6,698	206
	Progressive Corp.	3,085	204
	Trustmark Corp.	6,247	202
	Cathay General Bancorp	5,084	201
	First Midwest Bancorp Inc.	8,420	199
	First Interstate BancSystem Inc. Class A	4,521	196
	Discover Financial Services	2,620	187
	Bank of Hawaii Corp.	2,330	186
	First Citizens BancShares Inc. Class A	423	182
	Synovus Financial Corp.	4,772	180
	First Commonwealth Financial Corp.	12,777	178
	Bank of New York Mellon Corp.	3,379	173
	Great Western Bancorp Inc.	4,525	169
	First Bancorp	4,149	166
	UMB Financial Corp.	2,446	165
	Primerica Inc.	1,332	158
	Senior Housing Properties Trust	11,240	155
	Northwest Bancshares Inc.	8,216	147
	International Bancshares Corp.	3,730	143
	National General Holdings Corp.	5,370	143
	First Hawaiian Inc.	5,290	138
	Commerce Bancshares Inc.	2,159	136
	Spirit Realty Capital Inc.	17,938	133
	BankUnited Inc.	3,799	131
	Bank of NT Butterfield & Son Ltd.	3,305	131
	Waddell & Reed Financial Inc. Class A	6,193	126
*	Ambac Financial Group Inc.	6,759	118
	Ally Financial Inc.	4,049	108
	Umpqua Holdings Corp.	5,580	107
	Brown & Brown Inc.	3,639	106
	Zions Bancorp NA	2,048	100
	Webster Financial Corp.	1,645	99
	Cullen/Frost Bankers Inc.	975	98
	CorEnergy Infrastructure Trust Inc.	2,691	97
	Lincoln National Corp.	1,543	97
	Medical Properties Trust Inc.	5,476	95
	United Bankshares Inc.	2,555	92
	Regions Financial Corp.	5,393	89
	KeyCorp	4,774	88
	Walker & Dunlop Inc.	1,833	87
	EVERTEC Inc.	3,119	85
	Fifth Third Bancorp	3,041	85
	Enterprise Financial Services Corp.	1,791	80
	FirstCash Inc.	895	80
	Comerica Inc.	998	79
*	TriState Capital Holdings Inc.	2,998	75
	Kinsale Capital Group Inc.	1,193	74
	NBT Bancorp Inc.	1,884	73
	Torchmark Corp.	827	71
	CNA Financial Corp.	1,468	69
	Citizens Financial Group Inc.	1,847	67
	T. Rowe Price Group Inc.	674	67

U.S. Multifactor ETF

			Market
			Value•
		Shares	($000)
	American Equity Investment Life Holding Co.	1,961	67
*	Axos Financial Inc.	2,137	67
	1st Source Corp.	1,378	67
	Independent Bank Corp.	822	66
	Northern Trust Corp.	662	66
	ServisFirst Bancshares Inc.	1,666	66
	S&T Bancorp Inc.	1,549	65
	Capitol Federal Financial Inc.	4,602	65
	Ameriprise Financial Inc.	496	64
	Central Pacific Financial Corp.	2,256	63
	National Western Life Group Inc. Class A	201	62
	Raymond James Financial Inc.	773	62
	Fulton Financial Corp.	3,353	58
	United Financial Bancorp Inc.	3,547	58
	Preferred Bank	1,097	56
	FNB Corp.	4,565	56
	Lakeland Bancorp Inc.	3,352	55
	East West Bancorp Inc.	1,027	55
	Legg Mason Inc.	1,859	54
	Hanmi Financial Corp.	2,354	53
	Wintrust Financial Corp.	682	53
	Huntington Bancshares Inc.	3,537	52
	WesBanco Inc.	1,186	52
*	HomeStreet Inc.	1,937	52
	Cadence BanCorp Class A	2,514	52
	City Holding Co.	649	50
	Hope Bancorp Inc.	3,233	49
	American National Insurance Co.	366	47
	TrustCo Bank Corp.	5,706	45
*	Eagle Bancorp Inc.	726	42
	LPL Financial Holdings Inc.	639	41
*	Western Alliance Bancorp	863	40
	Nelnet Inc. Class A	727	40
	Oritani Financial Corp.	2,524	39
	ConnectOne Bancorp Inc.	1,916	39
	First Merchants Corp.	907	38
	Heartland Financial USA Inc.	690	38
	First BanCorp	4,040	37
	Lakeland Financial Corp.	770	36
	Prosperity Bancshares Inc.	499	35
	Reinsurance Group of America Inc. Class A	231	34
	Hanover Insurance Group Inc.	295	34
	BancFirst Corp.	595	33
	Park National Corp.	339	32
	Meridian Bancorp Inc.	1,969	32
	E*TRADE Financial Corp.	613	32
	LegacyTexas Financial Group Inc.	741	29
	Principal Financial Group Inc.	572	28
	Loews Corp.	577	28
	Janus Henderson Group plc	1,182	28
	BOK Financial Corp.	288	24
	Synchrony Financial	911	24
	Washington Federal Inc.	802	23
	Federal Agricultural Mortgage Corp.	349	23
	Provident Financial Services Inc.	810	21
	First Financial Bankshares Inc.	260	17
	Brookline Bancorp Inc.	738	11
			16,761
Health Care (9.7%)
	Cigna Corp.	3,433	767
	HCA Healthcare Inc.	5,022	723
	Allergan plc	3,795	594
	Medtronic plc	5,937	579
	Merck & Co. Inc.	6,636	527
	Pfizer Inc.	9,559	442
	STERIS plc	2,497	297
*	Medpace Holdings Inc.	4,426	274
*	Integer Holdings Corp.	2,518	223
	US Physical Therapy Inc.	1,626	193
*	Addus HomeCare Corp.	2,484	184
	UnitedHealth Group Inc.	586	165
*	Premier Inc. Class A	4,013	159
	Encompass Health Corp.	2,048	154
*	Jazz Pharmaceuticals plc	992	150
	ResMed Inc.	1,253	140
*	ICU Medical Inc.	574	138
*	Biogen Inc.	398	133
*	Inogen Inc.	844	124
*	Haemonetics Corp.	1,057	113
*	Centene Corp.	735	105
*	HealthEquity Inc.	1,174	104
	Universal Health Services Inc. Class B	659	91
*	American Renal Associates Holdings Inc.	4,853	81
*	Amedisys Inc.	544	74
*	AngioDynamics Inc.	3,222	69
*	Triple-S Management Corp. Class B	3,534	67
*	Veeva Systems Inc. Class A	659	63
*	Globus Medical Inc.	1,274	62
	Luminex Corp.	2,052	60
*	Surmodics Inc.	993	60
	Ensign Group Inc.	1,298	59
*	LivaNova plc	485	49
*	NextGen Healthcare Inc.	2,770	49
*	Genomic Health Inc.	604	48
	National HealthCare Corp.	550	46
*	AMN Healthcare Services Inc.	700	45
*	Emergent BioSolutions Inc.	586	43

U.S. Multifactor ETF

			Market
			Value•
		Shares	($000)
	CONMED Corp.	558	38
*	Align Technology Inc.	146	34
	Patterson Cos. Inc.	858	22
			7,348
Materials & Processing (3.2%)
	Sonoco Products Co.	4,000	230
	Comfort Systems USA Inc.	4,202	221
	Mosaic Co.	5,455	196
	Materion Corp.	3,608	191
*	Continental Building Products Inc.	6,558	187
	Simpson Manufacturing Co. Inc.	2,941	172
	Carpenter Technology Corp.	3,180	137
	Advanced Drainage Systems Inc.	4,748	130
	Insteel Industries Inc.	4,425	122
	Greif Inc. Class A	2,337	120
	Domtar Corp.	2,434	106
*	BMC Stock Holdings Inc.	5,049	86
	Universal Forest Products Inc.	2,819	78
	Louisiana-Pacific Corp.	3,405	78
	Reliance Steel & Aluminum Co.	943	76
	Stepan Co.	757	61
	Westrock Co.	1,000	47
	Commercial Metals Co.	2,296	44
	Cabot Microelectronics Corp.	364	39
	Apogee Enterprises Inc.	715	26
	Boise Cascade Co.	961	26
*	NCI Building Systems Inc.	1,599	18
			2,391
Other (0.0%)
*	Yandex NV Class A	667	20

Producer Durables (12.4%)
	Delta Air Lines Inc.	14,654	890
	Emerson Electric Co.	9,651	652
	Eaton Corp. plc	8,387	645
	Snap-on Inc.	1,670	278
	Johnson Controls International plc	7,125	248
	Southwest Airlines Co.	4,487	245
	Dover Corp.	2,819	239
*	Spirit Airlines Inc.	3,594	230
	UniFirst Corp.	1,362	210
*	TriNet Group Inc.	4,526	208
	Raytheon Co.	1,134	199
*	FTI Consulting Inc.	2,827	199
*	Echo Global Logistics Inc.	7,738	196
	FLIR Systems Inc.	4,255	195
	Brady Corp. Class A	4,399	192
	Korn/Ferry International	3,873	190
	Heidrick & Struggles International Inc.	5,052	185
*	Conduent Inc.	14,127	181
	Werner Enterprises Inc.	5,038	171
	Allison Transmission Holdings Inc.	3,481	164
	Kforce Inc.	4,984	158
	Huntington Ingalls Industries Inc.	680	146
	Accenture plc Class A	845	139
*	HD Supply Holdings Inc.	3,471	138
*	Teledyne Technologies Inc.	586	132
	Federal Signal Corp.	5,583	131
	Exponent Inc.	2,492	125
*	Covenant Transportation Group Inc. Class A	5,270	120
*	WESCO International Inc.	2,183	117
	Textron Inc.	2,023	114
	Schneider National Inc. Class B	4,377	98
	McGrath RentCorp	1,822	97
*	Darling Ingredients Inc.	4,339	95
*	Milacron Holdings Corp.	5,493	78
*	TrueBlue Inc.	3,087	78
	Matson Inc.	1,906	75
	MAXIMUS Inc.	1,008	72
*	Saia Inc.	1,140	69
	Pentair plc	1,586	68
	Robert Half International Inc.	1,094	68
	Mesa Laboratories Inc.	304	67
	CRA International Inc.	1,322	64
	US Ecology Inc.	914	64
*	Sykes Enterprises Inc.	2,285	63
*	Vishay Precision Group Inc.	1,859	63
	Hillenbrand Inc.	1,356	60
*	CSW Industrials Inc.	1,123	59
	JB Hunt Transport Services Inc.	549	58
	Herman Miller Inc.	1,693	57
	SkyWest Inc.	951	55
*	Zebra Technologies Corp.	301	54
*	Casella Waste Systems Inc. Class A	1,648	54
*	CBIZ Inc.	2,526	53
	HNI Corp.	1,380	53
	Marten Transport Ltd.	2,551	50
*	Hub Group Inc. Class A	1,115	50
	Greenbrier Cos. Inc.	999	49
	Insperity Inc.	483	48
	Trinity Industries Inc.	1,960	47
	Kelly Services Inc. Class A	2,007	46
	ACCO Brands Corp.	5,663	46
	ICF International Inc.	654	46
*	Proto Labs Inc.	323	42

U.S. Multifactor ETF

			Market
			Value•
		Shares	($000)
	Old Dominion Freight Line Inc.	303	41
	Encore Wire Corp.	786	39
*	SEACOR Holdings Inc.	848	35
	Rollins Inc.	554	35
	Steelcase Inc. Class A	1,900	31
	AGCO Corp.	482	29
*	Blue Bird Corp.	1,445	28
	Costamare Inc.	5,034	27
	Kaman Corp.	442	25
	Forward Air Corp.	361	24
*	SP Plus Corp.	739	22
*	TriMas Corp.	465	13
	MSC Industrial Direct Co. Inc. Class A	150	13
			9,445
Technology (9.7%)
	Intel Corp.	15,000	740
	HP Inc.	29,661	682
	Apple Inc.	3,487	623
*	Adobe Inc.	1,965	493
*	Fortinet Inc.	3,899	288
*	Diodes Inc.	8,207	286
	Hewlett Packard Enterprise Co.	18,800	282
*	Qorvo Inc.	4,090	269
	Avnet Inc.	5,714	250
	Seagate Technology plc	5,445	235
	Cognizant Technology Solutions Corp. Class A	2,945	210
	ManTech International Corp. Class A	3,538	199
	NetApp Inc.	2,853	191
*	Insight Enterprises Inc.	4,144	185
*	Nanometrics Inc.	5,113	164
*	Altair Engineering Inc. Class A	4,942	160
*	VMware Inc. Class A	889	149
*	Dell Technologies Inc. Class V	1,372	145
	Comtech Telecommunications Corp.	5,299	135
*	Photronics Inc.	12,697	123
*	CACI International Inc. Class A	617	102
*	Cirrus Logic Inc.	2,646	99
*	Akamai Technologies Inc.	1,433	98
*	Appfolio Inc.	1,548	95
*	Workiva Inc.	2,535	95
	Jabil Inc.	3,723	93
*	F5 Networks Inc.	522	90
*	Yext Inc.	5,740	83
*	TechTarget Inc.	5,770	83
*	Qualys Inc.	1,013	80
*	Fabrinet	1,466	77
*	New Relic Inc.	840	73
*	SPS Commerce Inc.	852	73
*	Perficient Inc.	2,755	70
*	Unisys Corp.	4,819	65
	Dolby Laboratories Inc. Class A	748	53
*	PTC Inc.	567	49
	DXC Technology Co.	661	42
*	LivePerson Inc.	2,099	39
*	Virtusa Corp.	825	36
	Amdocs Ltd.	482	31
*	Varonis Systems Inc.	511	29
	Skyworks Solutions Inc.	243	18
			7,382
Utilities (4.6%)
*	T-Mobile US Inc.	11,376	779
	Exelon Corp.	14,472	671
	OGE Energy Corp.	7,579	300
	CenturyLink Inc.	12,286	231
	IDACORP Inc.	2,292	225
	j2 Global Inc.	2,875	212
	NorthWestern Corp.	3,288	210
	Hawaiian Electric Industries Inc.	4,433	170
	Avangrid Inc.	3,063	154
	ALLETE Inc.	1,535	125
	ONE Gas Inc.	1,341	114
	Portland General Electric Co.	1,893	91
	Telephone & Data Systems Inc.	2,169	78
	Ameren Corp.	1,122	77
*	United States Cellular Corp.	644	36
*	Vonage Holdings Corp.	2,303	25
			3,498
Total Common Stocks (Cost $77,893)			75,588
Temporary Cash Investment (0.4%)[1]
Money Market Fund (0.4%)
[2]	Vanguard Market Liquidity Fund, 2.407% (Cost $319)	3,188	319
Total Investments (99.8%) (Cost $78,212)			75,907

U.S. Multifactor ETF

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	4
Receivables for Accrued Income	145
Variation Margin Receivable—Futures Contracts	2
Other Assets[3]	20
Total Other Assets	171
Liabilities
Payables for Investment Securities Purchased	(1)
Payables to Vanguard	(6)
Total Liabilities	(7)
Net Assets (100%)
Applicable to 1,000,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	76,071
Net Asset Value Per Share	$76.07

At November 30, 2018, net assets consisted of:

Amount
($000)
Paid-in Capital	79,542
Total Distributable Earnings (Loss)	(3,471)
Net Assets	76,071

•  See Note A in Notes to Financial Statements.

*   Non-income-producing security.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and (0.2%), respectively, of net assets.

2   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3   Cash of $20,000 has been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
					($000)
					Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation )
Long Futures Contracts
E-mini Russell 2000 Index	December 2018	4		307	7
E-mini S&P 500 Index	December 2018	1		138	(8)
					(1)

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF

Statement of Operations

February 13, 2018[1] to
November 30, 2018
($000)
Investment Income
Income
Dividends[2]	667
Interest[3]	4
Total Income	671
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	44
Marketing and Distribution	—
Custodian Fees	3
Auditing Fees	17
Shareholders’ Reports	5
Total Expenses	69
Expenses Paid Indirectly	(1)
Net Expenses	68
Net Investment Income	603
Realized Net Gain (Loss)
Investment Securities Sold[3]	(1,388)
Futures Contracts	(11)
Realized Net Gain (Loss)	(1,399)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[3]	(2,305)
Futures Contracts	(1)
Change in Unrealized Appreciation (Depreciation)	(2,306)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,102)

1 Inception.

2 Dividends are net of foreign withholding taxes of $1,000.

3 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,000, $1,000, and $0, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF

Statement of Changes in Net Assets

February 13, 2018[1] to
November 30, 2018
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	603
Realized Net Gain (Loss)	(1,399)
Change in Unrealized Appreciation (Depreciation)	(2,306)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,102)
Distributions
Net Investment Income	(369)
Realized Capital Gain	—
Total Distributions	(369)
Capital Share Transactions
Issued	83,259
Issued in Lieu of Cash Distributions	—
Redeemed	(3,717)
Net Increase (Decrease) from Capital Share Transactions	79,542
Total Increase (Decrease)	76,071
Net Assets
Beginning of Period	—
End of Period	76,071

1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF

Financial Highlights

February 13, 2018[1] to
For a Share Outstanding Throughout the Period	November 30, 2018
Net Asset Value, Beginning of Period	$75.00
Investment Operations
Net Investment Income[2]	1.007
Net Realized and Unrealized Gain (Loss) on Investments	.543
Total from Investment Operations	1.550
Distributions
Dividends from Net Investment Income	(.480)
Distributions from Realized Capital Gains	—
Total Distributions	(.480)
Net Asset Value, End of Period	$76.07

Total Return	2.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$76
Ratio of Total Expenses to Average Net Assets	0.18%[3]
Ratio of Net Investment Income to Average Net Assets	1.59%[3]
Portfolio Turnover Rate	64%

1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF

Notes to Financial Statements

Vanguard U.S. Multifactor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended November 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period ended November 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

U.S. Multifactor ETF

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2018, the fund had contributed to Vanguard capital in the amount of $4,000, representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the period ended November 30, 2018, custodian fee offset arrangements reduced the fund’s expenses by $1,000 (an annual rate of 0.00% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At November 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

E. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

U.S. Multifactor ETF

The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	234
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(1,400)
Net Unrealized Gains (Losses)	(2,305)

As of November 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	78,212
Gross Unrealized Appreciation	3,373
Gross Unrealized Depreciation	(5,678)
Net Unrealized Appreciation (Depreciation)	(2,305)

F. During the period ended November 30, 2018, the fund purchased $110,548,000 of investment securities and sold $31,265,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

February 13, 2018[1] to
November 30, 2018
Shares
(000)
Issued	1,050
Issued in Lieu of Cash Distributions	—
Redeemed	(50)
Net Increase (Decrease) in Shares Outstanding	1,000

1 Inception.

H. Management has determined that no events or transactions occurred subsequent to November 30, 2018, that would require recognition or disclosure in these financial statements.

U.S. Quality Factor ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 13, 2018, Through November 30, 2018

Initial Investment of $10,000

Total Returns
Period Ended November 30, 2018
	Since	Final Value
	Inception	of a $10,000
	(2/13/2018)	Investment
U.S. Quality Factor ETF Net Asset Value	5.52%	$10,552
Russell 3000 Index	5.04	10,504

Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2018

Since
Inception
(2/13/2018)
U.S. Quality Factor ETF Market Price	5.54%
U.S. Quality Factor ETF Net Asset Value	5.52
Russell 3000 Index	5.04

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative benchmark.

The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

U.S. Quality Factor ETF

Total Returns: Period Ended September 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception
ETF Shares	2/13/2018
Market Price		14.90%
Net Asset Value		14.88

U.S. Quality Factor ETF

Sector Diversification

As of November 30, 2018

Consumer Discretionary	21.2%
Consumer Staples	4.6
Energy	4.3
Financial Services	19.3
Health Care	9.9
Materials & Processing	4.7
Other	0.5
Producer Durables	16.2
Technology	18.9
Utilities	0.4

The table reflects the fund’s equity exposure, based on its investments in stocks and stock futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

U.S. Quality Factor ETF

Financial Statements

Statement of Net Assets

As of November 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.3%)[1]
Consumer Discretionary (21.0%)
	Costco Wholesale Corp.	908	210
	Ross Stores Inc.	2,244	197
	Walmart Inc.	1,504	147
	Estee Lauder Cos. Inc. Class A	1,021	146
	NIKE Inc. Class B	1,792	135
	Target Corp.	1,724	122
*	Amazon.com Inc.	71	120
	TJX Cos. Inc.	2,298	112
*	Booking Holdings Inc.	59	112
	Starbucks Corp.	1,434	96
	L Brands Inc.	2,130	70
	Brinker International Inc.	1,289	66
	Walt Disney Co.	559	65
	Scholastic Corp.	1,343	62
	Autoliv Inc.	706	61
*	Stamps.com Inc.	333	57
	Thor Industries Inc.	815	55
	American Eagle Outfitters Inc.	2,128	45
*	Cooper-Standard Holdings Inc.	510	37
	Guess? Inc.	1,406	33
*	AutoZone Inc.	38	31
	Haverty Furniture Cos. Inc.	1,455	30
*	Lululemon Athletica Inc.	223	30
*	Ulta Beauty Inc.	98	29
*	Under Armour Inc. Class A	1,200	29
	Foot Locker Inc.	505	28
	Advance Auto Parts Inc.	153	27
	Columbia Sportswear Co.	296	27
	Lear Corp.	191	26
	Tractor Supply Co.	271	26
*	TripAdvisor Inc.	401	26
	Cracker Barrel Old Country Store Inc.	142	26
	Tilly’s Inc. Class A	2,200	25
*	Crocs Inc.	905	25
*	Grand Canyon Education Inc.	203	25
*	Hibbett Sports Inc.	1,597	25
*	Chipotle Mexican Grill Inc. Class A	52	25
*	Burlington Stores Inc.	147	24
	Chico’s FAS Inc.	4,508	24
*	Monarch Casino & Resort Inc.	581	23
*	Etsy Inc.	415	22
	Williams-Sonoma Inc.	391	22
	Yum China Holdings Inc.	613	22
	Texas Roadhouse Inc. Class A	329	22
	Hyatt Hotels Corp. Class A	304	22
	Dollar General Corp.	190	21
	Shoe Carnival Inc.	550	21
*	Urban Outfitters Inc.	544	21
	Darden Restaurants Inc.	186	21
*	K12 Inc.	843	20
	Kohl’s Corp.	297	20
	Nordstrom Inc.	376	20
	Gentex Corp.	879	20
	Ralph Lauren Corp. Class A	176	20
*	Deckers Outdoor Corp.	143	19
*	Helen of Troy Ltd.	124	18
	Best Buy Co. Inc.	267	17
*	Cimpress NV	139	17
	Macy’s Inc.	490	17
	Standard Motor Products Inc.	290	15
	Tiffany & Co.	166	15
	Signet Jewelers Ltd.	278	15
	Aaron’s Inc.	313	15
	Dick’s Sporting Goods Inc.	405	15
*	Vera Bradley Inc.	1,265	14
	HealthStream Inc.	565	14
	La-Z-Boy Inc.	476	14
*	RH	119	14
	Dillard’s Inc. Class A	199	14
	Abercrombie & Fitch Co.	645	13
	Gannett Co. Inc.	1,297	13
*	Zumiez Inc.	679	13
	Ethan Allen Interiors Inc.	641	13
	Steven Madden Ltd.	408	13

U.S. Quality Factor ETF

			Market
			Value•
		Shares	($000)
*	Michael Kors Holdings Ltd.	295	13
	John Wiley & Sons Inc. Class A	226	12
	Genuine Parts Co.	119	12
	DSW Inc. Class A	444	12
*	Potbelly Corp.	1,208	12
	Caleres Inc.	405	12
	Buckle Inc.	638	12
*	Nautilus Inc.	927	12
	Shutterstock Inc.	310	12
	Gap Inc.	433	12
	Citi Trends Inc.	574	12
	Expedia Group Inc.	97	12
*	Care.com Inc.	643	11
*	Fossil Group Inc.	592	11
	World Wrestling Entertainment Inc. Class A	148	11
	Cato Corp. Class A	706	11
*	American Public Education Inc.	337	11
	National Presto Industries Inc.	81	10
	Strategic Education Inc.	76	10
*	Dorman Products Inc.	118	10
*	Cavco Industries Inc.	63	10
	Polaris Industries Inc.	106	10
*	Chuy’s Holdings Inc.	476	10
	BJ’s Restaurants Inc.	187	10
	Tile Shop Holdings Inc.	1,716	10
*	Ollie’s Bargain Outlet Holdings Inc.	106	9
*	J. Jill Inc.	1,522	9
*	Sleep Number Corp.	244	9
*	Red Robin Gourmet Burgers Inc.	263	9
	H&R Block Inc.	334	9
	Inter Parfums Inc.	146	9
	Ruth’s Hospitality Group Inc.	368	9
	Johnson Outdoors Inc. Class A	126	9
*	Quotient Technology Inc.	722	9
	Pier 1 Imports Inc.	6,151	9
	Oxford Industries Inc.	110	9
*	Genesco Inc.	210	9
*	Wayfair Inc.	82	9
*	ZAGG Inc.	861	9
*	El Pollo Loco Holdings Inc.	566	9
	Monro Inc.	102	8
*	Five Below Inc.	79	8
*	Express Inc.	1,317	8
	Cheesecake Factory Inc.	171	8
*	MasterCraft Boat Holdings Inc.	311	8
	Dave & Buster’s Entertainment Inc.	139	8
	Children’s Place Inc.	59	8
	Bed Bath & Beyond Inc.	593	8
*	Lumber Liquidators Holdings Inc.	584	7
	Cable One Inc.	8	7
	Nutrisystem Inc.	192	7
*	Fitbit Inc. Class A	1,291	7
	Wolverine World Wide Inc.	205	7
	Movado Group Inc.	186	7
*	Regis Corp.	378	7
*	Liberty Expedia Holdings Inc. Class A	164	7
	Garmin Ltd.	101	7
	Travelport Worldwide Ltd.	429	7
	Carter’s Inc.	66	6
*	America’s Car-Mart Inc.	81	6
*	Habit Restaurants Inc. Class A	468	6
*	Revlon Inc. Class A	229	6
*	Adtalem Global Education Inc.	90	5
	New Media Investment Group Inc.	379	5
	Fortune Brands Home & Security Inc.	113	5
	Bloomin’ Brands Inc.	253	5
	PriceSmart Inc.	73	5
	Hasbro Inc.	52	5
*	Fiesta Restaurant Group Inc.	251	5
*	Sally Beauty Holdings Inc.	222	5
*	Boot Barn Holdings Inc.	199	4
	Winnebago Industries Inc.	175	4
	Big Lots Inc.	97	4
	Tailored Brands Inc.	172	4
	International Speedway Corp. Class A	84	4
*	IMAX Corp.	182	3
	GameStop Corp. Class A	226	3
*	Francesca’s Holdings Corp.	1,540	3
	Big 5 Sporting Goods Corp.	809	3
	Tenneco Inc. Class A	66	2
			3,718
Consumer Staples (4.6%)
*	Monster Beverage Corp.	2,401	143
	Procter & Gamble Co.	1,246	118
	Keurig Dr Pepper Inc.	3,183	86
	Walgreens Boots Alliance Inc.	787	67
	Energizer Holdings Inc.	929	42
	Dean Foods Co.	7,756	39
	Lancaster Colony Corp.	177	32
	Ingredion Inc.	246	26
	Flowers Foods Inc.	1,132	22
	Medifast Inc.	130	19
	Nu Skin Enterprises Inc. Class A	258	17
	Hormel Foods Corp.	338	15
	Sanderson Farms Inc.	134	15
	Calavo Growers Inc.	147	14
	J&J Snack Foods Corp.	92	14

U.S. Quality Factor ETF

			Market
			Value•
		Shares	($000)
*	USANA Health Sciences Inc.	111	14
*	Boston Beer Co. Inc. Class A	48	13
*	Freshpet Inc.	393	13
	Cal-Maine Foods Inc.	272	13
	Kroger Co.	406	12
	John B Sanfilippo & Son Inc.	189	12
	PetMed Express Inc.	441	11
	Weis Markets Inc.	208	10
	Casey’s General Stores Inc.	73	9
	National Beverage Corp.	107	9
*	Performance Food Group Co.	230	8
*	Sprouts Farmers Market Inc.	285	7
	Tootsie Roll Industries Inc.	166	6
	Ingles Markets Inc. Class A	189	5
*	United Natural Foods Inc.	176	4
			815
Energy (4.2%)
	Chevron Corp.	1,232	147
	Exxon Mobil Corp.	1,624	129
	ConocoPhillips	1,810	120
*	Enphase Energy Inc.	18,579	100
	Mammoth Energy Services Inc.	3,079	77
	RPC Inc.	4,201	55
	Warrior Met Coal Inc.	1,747	41
*	Renewable Energy Group Inc.	1,144	31
	Marathon Oil Corp.	1,546	26
*	Matrix Service Co.	671	14
	Arch Coal Inc. Class A	77	6
*	Dril-Quip Inc.	94	4
*	Exterran Corp.	159	4
			754
Financial Services (19.2%)
*	PayPal Holdings Inc.	3,339	287
	JPMorgan Chase & Co.	1,542	171
	Allstate Corp.	1,506	134
	Mastercard Inc. Class A	665	134
	Wells Fargo & Co.	2,419	131
	SunTrust Banks Inc.	2,089	131
	BB&T Corp.	2,251	115
	Visa Inc. Class A	791	112
	US Bancorp	2,044	111
	PNC Financial Services Group Inc.	682	93
	Cadence BanCorp Class A	3,865	79
	Bank of Hawaii Corp.	801	64
	Citizens Financial Group Inc.	1,717	62
	Regions Financial Corp.	3,768	62
	Comerica Inc.	736	58
	United Bankshares Inc.	1,479	53
	First Hawaiian Inc.	2,044	53
	Capitol Federal Financial Inc.	3,752	53
	UMB Financial Corp.	744	50
	Trustmark Corp.	1,511	49
	NBT Bancorp Inc.	1,248	49
	National Western Life Group Inc. Class A	158	49
	Meridian Bancorp Inc.	2,899	47
	Hanmi Financial Corp.	1,897	43
	Central Pacific Financial Corp.	1,190	33
	Commerce Bancshares Inc.	521	33
	Bank of New York Mellon Corp.	556	29
	Ameriprise Financial Inc.	215	28
	Synchrony Financial	1,054	27
	Enterprise Financial Services Corp.	601	27
	Jack Henry & Associates Inc.	169	24
	Charles Schwab Corp.	499	22
	CoreCivic Inc.	1,002	22
	TCF Financial Corp.	897	20
	GEO Group Inc.	839	20
	Lakeland Financial Corp.	412	19
	Bank OZK	701	19
	Principal Financial Group Inc.	382	19
	Cullen/Frost Bankers Inc.	186	19
	Walker & Dunlop Inc.	361	17
	Webster Financial Corp.	280	17
	M&T Bank Corp.	96	16
	Aflac Inc.	345	16
	1st Source Corp.	322	16
	Park National Corp.	162	15
	Janus Henderson Group plc	658	15
*	Eagle Bancorp Inc.	261	15
	City Holding Co.	194	15
	Lakeland Bancorp Inc.	889	15
	SEI Investments Co.	273	15
*	Credit Acceptance Corp.	34	14
	Synovus Financial Corp.	365	14
	S&T Bancorp Inc.	318	13
	ServisFirst Bancshares Inc.	324	13
	CVB Financial Corp.	528	12
	Northern Trust Corp.	123	12
	MarketAxess Holdings Inc.	56	12
	Discover Financial Services	165	12
*	Axos Financial Inc.	373	12
	International Bancshares Corp.	300	12
	Brown & Brown Inc.	396	11
	Preferred Bank	222	11
	TrustCo Bank Corp. NY	1,429	11
	Washington Federal Inc.	390	11
	Erie Indemnity Co. Class A	82	11
	Alexander’s Inc.	36	11
	First Financial Bankshares Inc.	169	11
	T. Rowe Price Group Inc.	110	11
	Huntington Bancshares Inc.	749	11
	Primerica Inc.	91	11
	Broadridge Financial Solutions Inc.	100	11

U.S. Quality Factor ETF

			Market
			Value•
		Shares	($000)
	Total System Services Inc.	115	10
	TFS Financial Corp.	617	10
	Hope Bancorp Inc.	629	10
	Morningstar Inc.	80	9
	Equifax Inc.	92	9
	Lincoln National Corp.	150	9
	KeyCorp	512	9
	Ally Financial Inc.	347	9
	Fifth Third Bancorp	324	9
	First Citizens BancShares Inc. Class A	21	9
	Kinsale Capital Group Inc.	143	9
	Extra Space Storage Inc.	92	9
	LTC Properties Inc.	187	9
	BOK Financial Corp.	102	9
	Zions Bancorp NA	175	9
	WR Berkley Corp.	108	9
	Prosperity Bancshares Inc.	121	8
	Cincinnati Financial Corp.	101	8
	East West Bancorp Inc.	153	8
	FactSet Research Systems Inc.	34	8
*	Western Alliance Bancorp	167	8
	AMERISAFE Inc.	117	8
	Universal Insurance Holdings Inc.	170	7
	BancorpSouth Bank	236	7
	BancFirst Corp.	129	7
	Umpqua Holdings Corp.	373	7
*	Fair Isaac Corp.	36	7
	Federal Realty Investment Trust	54	7
	Torchmark Corp.	82	7
	MSCI Inc. Class A	43	7
	Hospitality Properties Trust	240	6
	Glacier Bancorp Inc.	130	6
*	Zillow Group Inc.	166	6
	First Republic Bank	61	6
	Nelnet Inc. Class A	111	6
	TD Ameritrade Holding Corp.	112	6
	RLI Corp.	79	6
	Independent Bank Corp.	74	6
*	SVB Financial Group	23	6
	Great Western Bancorp Inc.	155	6
	E*TRADE Financial Corp.	110	6
	SL Green Realty Corp.	58	6
*	TriState Capital Holdings Inc.	222	6
	Raymond James Financial Inc.	69	6
	Fulton Financial Corp.	310	5
*	Texas Capital Bancshares Inc.	90	5
	FirstCash Inc.	59	5
	Provident Financial Services Inc.	204	5
	Columbia Property Trust Inc.	244	5
	CorEnergy Infrastructure Trust Inc.	140	5
	Selective Insurance Group Inc.	76	5
	Investors Bancorp Inc.	408	5
	WesBanco Inc.	113	5
	Senior Housing Properties Trust	335	5
	Tompkins Financial Corp.	55	5
	Cathay General Bancorp	110	4
	WSFS Financial Corp.	98	4
	Waddell & Reed Financial Inc. Class A	201	4
	Bank of NT Butterfield & Son Ltd.	98	4
	LegacyTexas Financial Group Inc.	100	4
	Cohen & Steers Inc.	99	4
	Pebblebrook Hotel Trust	101	4
*	HomeStreet Inc.	129	3
	RE/MAX Holdings Inc. Class A	80	3
			3,394
Health Care (9.8%)
	Humana Inc.	430	142
*	Biogen Inc.	372	124
	UnitedHealth Group Inc.	414	117
*	HMS Holdings Corp.	2,692	96
*	Vertex Pharmaceuticals Inc.	511	92
*	Illumina Inc.	249	84
	Cigna Corp.	345	77
*	ChemoCentryx Inc.	7,063	71
	Patterson Cos. Inc.	2,611	66
*	Neogen Corp.	981	64
*	Masimo Corp.	520	57
*	Alkermes plc	1,555	57
*	Premier Inc. Class A	1,303	52
*	XOMA Corp.	2,960	45
	LeMaitre Vascular Inc.	1,327	37
*	Surmodics Inc.	600	36
	ResMed Inc.	268	30
*	ICU Medical Inc.	107	26
*	Veeva Systems Inc. Class A	251	24
*	Glaukos Corp.	355	23
*	Intuitive Surgical Inc.	44	23
	Medtronic plc	227	22
*	HealthEquity Inc.	249	22
*	Haemonetics Corp.	200	21
	Chemed Corp.	55	17
*	WellCare Health Plans Inc.	67	17
	Cantel Medical Corp.	198	17
*	Genomic Health Inc.	210	17
*	Cerner Corp.	254	15
	West Pharmaceutical Services Inc.	125	14
*	Centene Corp.	90	13
	US Physical Therapy Inc.	107	13
	Atrion Corp.	16	12
*	Varian Medical Systems Inc.	97	12

U.S. Quality Factor ETF

			Market
			Value•
		Shares	($000)
	Luminex Corp.	386	11
	Meridian Bioscience Inc.	577	11
*	Inogen Inc.	71	11
*	Align Technology Inc.	44	10
*	Medpace Holdings Inc.	158	10
*	Henry Schein Inc.	109	10
*	NextGen Healthcare Inc.	537	9
*	Globus Medical Inc.	190	9
*	Amedisys Inc.	66	9
	Agilent Technologies Inc.	115	8
*	AngioDynamics Inc.	374	8
*	Myriad Genetics Inc.	249	8
*	AtriCure Inc.	239	8
*	Cambrex Corp.	157	8
*	AMN Healthcare Services Inc.	113	7
*	Amphastar Pharmaceuticals Inc.	328	7
	CONMED Corp.	104	7
	STERIS plc	58	7
*	Providence Service Corp.	86	6
*	Orthofix Medical Inc.	93	6
*	Triple-S Management Corp. Class B	226	4
*	Insys Therapeutics Inc.	600	4
			1,733
Materials & Processing (4.7%)
	Sonoco Products Co.	1,813	104
*	Linde plc	535	85
*	BMC Stock Holdings Inc.	4,924	84
*	NCI Building Systems Inc.	5,982	68
	Ecolab Inc.	285	46
	PolyOne Corp.	1,318	44
	Fastenal Co.	614	36
*	Armstrong Flooring Inc.	1,935	30
	Watsco Inc.	181	28
	Eagle Materials Inc.	321	24
	Acuity Brands Inc.	177	23
	Quanex Building Products Corp.	1,383	22
	Apogee Enterprises Inc.	503	18
	Myers Industries Inc.	1,067	18
	Materion Corp.	266	14
	Greif Inc. Class A	219	11
	Louisiana-Pacific Corp.	487	11
	AptarGroup Inc.	100	10
	Quaker Chemical Corp.	50	10
	Chase Corp.	83	9
	Insteel Industries Inc.	329	9
	AAON Inc.	230	9
	Cabot Microelectronics Corp.	79	9
	Stepan Co.	104	9
	Comfort Systems USA Inc.	154	8
	Royal Gold Inc.	109	8
*	RBC Bearings Inc.	51	8
*	Continental Building Products Inc.	264	8
	Reliance Steel & Aluminum Co.	93	8
	Balchem Corp.	85	7
	Simpson Manufacturing Co. Inc.	119	7
	Caesarstone Ltd.	391	6
	Boise Cascade Co.	230	6
*	Verso Corp.	242	6
*	GCP Applied Technologies Inc.	197	5
	Packaging Corp. of America	52	5
	Newmont Mining Corp.	145	5
	Interface Inc. Class A	284	5
	Neenah Inc.	44	3
			826
Other (0.5%)
*	Yandex NV Class A	1,930	57
*	Check Point Software Technologies Ltd.	272	30
*	XOMA Corp. Rights Exp. 12/14/2018	339	1
			88
Producer Durables (16.1%)
	Johnson Controls
	International plc	3,865	134
	Accenture plc Class A	791	130
	Emerson Electric Co.	1,885	127
	Southwest Airlines Co.	2,327	127
	Raytheon Co.	698	122
	Lindsay Corp.	874	88
	ArcBest Corp.	2,097	84
*	FTI Consulting Inc.	1,201	84
	Cubic Corp.	1,296	79
	Delta Air Lines Inc.	1,241	75
	Mesa Laboratories Inc.	330	73
*	Aerovironment Inc.	931	71
	Greenbrier Cos. Inc.	1,440	70
	Standex International Corp.	858	68
	Genpact Ltd.	2,193	67
	Paychex Inc.	870	62
	Rockwell Automation Inc.	315	55
	Avery Dennison Corp.	538	52
	Healthcare Services Group Inc.	1,068	50
*	CSW Industrials Inc.	936	50
	Nordson Corp.	404	49
	Kaman Corp.	779	44
	Astec Industries Inc.	1,042	37
	Expeditors International of Washington Inc.	432	33
	Curtiss-Wright Corp.	293	32
	MAXIMUS Inc.	433	31
	US Ecology Inc.	402	28
	Franklin Electric Co. Inc.	602	27

U.S. Quality Factor ETF

			Market
			Value•
		Shares	($000)
*	US Xpress Enterprises Inc. Class A	3,305	27
*	Teledyne Technologies Inc.	121	27
	CRA International Inc.	538	26
	Systemax Inc.	924	26
	Rollins Inc.	395	25
	Altra Industrial Motion Corp.	770	24
	National Instruments Corp.	471	23
	CH Robinson Worldwide Inc.	243	22
	Snap-on Inc.	120	20
	Tennant Co.	328	20
	EMCOR Group Inc.	269	20
	Carlisle Cos. Inc.	182	19
	Old Dominion Freight Line Inc.	138	19
	Boeing Co.	50	17
	Dover Corp.	201	17
	Pentair plc	393	17
	Robert Half International Inc.	266	16
	Huntington Ingalls Industries Inc.	70	15
	FLIR Systems Inc.	327	15
	ICF International Inc.	214	15
	Deluxe Corp.	293	15
	WW Grainger Inc.	46	14
*	HD Supply Holdings Inc.	358	14
	ManpowerGroup Inc.	170	14
*	TriNet Group Inc.	300	14
*	Sykes Enterprises Inc.	494	14
*	Proto Labs Inc.	103	13
	Exponent Inc.	260	13
	IDEX Corp.	94	13
	Landstar System Inc.	118	13
	UniFirst Corp.	81	13
	Insperity Inc.	120	12
*	CoStar Group Inc.	32	12
	Toro Co.	186	12
	Marten Transport Ltd.	591	12
*	Control4 Corp.	512	11
	HNI Corp.	284	11
*	Trimble Inc.	266	10
	Alaska Air Group Inc.	132	10
	MSC Industrial Direct Co. Inc. Class A	109	10
*	JetBlue Airways Corp.	476	9
	Xylem Inc.	127	9
*	Casella Waste Systems Inc. Class A	277	9
	Korn/Ferry International	184	9
	Badger Meter Inc.	161	9
	Textron Inc.	150	8
	Hillenbrand Inc.	185	8
	Forward Air Corp.	122	8
*	Dycom Industries Inc.	119	8
	JB Hunt Transport Services Inc.	72	8
	McGrath RentCorp	143	8
	Graco Inc.	172	8
*	ExlService Holdings Inc.	128	7
*	Copart Inc.	143	7
*	FARO Technologies Inc.	142	7
	Brady Corp. Class A	152	7
	Heidrick & Struggles International Inc.	179	7
	Werner Enterprises Inc.	192	7
	Steelcase Inc. Class A	393	6
	Barrett Business Services Inc.	87	6
	Herman Miller Inc.	178	6
	Heartland Express Inc.	289	6
	AO Smith Corp.	124	6
*	Echo Global Logistics Inc.	223	6
	Stanley Black & Decker Inc.	43	6
	Raven Industries Inc.	130	5
	Knoll Inc.	253	5
*	SP Plus Corp.	160	5
*	Covenant Transportation Group Inc. Class A	205	5
	Encore Wire Corp.	93	5
*	Saia Inc.	65	4
	H&E Equipment Services Inc.	176	4
*	TrueBlue Inc.	149	4
*	Advanced Energy Industries Inc.	77	4
	Kelly Services Inc. Class A	134	3
*	WageWorks Inc.	65	2
			2,840
Technology (18.8%)
	Texas Instruments Inc.	2,558	255
	Cognizant Technology Solutions Corp. Class A	2,490	177
	Intuit Inc.	749	161
*	Micron Technology Inc.	3,815	147
*	Adobe Inc.	553	139
	HP Inc.	4,786	110
*	Alphabet Inc. Class A	96	107
*	Facebook Inc. Class A	744	105
*	PDF Solutions Inc.	9,716	90
*	Nanometrics Inc.	2,553	82
	Activision Blizzard Inc.	1,605	80
*	Insight Enterprises Inc.	1,752	78
	Intel Corp.	1,482	73
	ADTRAN Inc.	5,745	71
*	Tech Data Corp.	785	71
*	IPG Photonics Corp.	430	61
	Maxim Integrated Products Inc.	1,010	56
*	Aspen Technology Inc.	622	54
	Monolithic Power Systems Inc.	405	53
*	Ultimate Software Group Inc.	200	53
	Apple Inc.	295	53

U.S. Quality Factor ETF

			Market
			Value•
		Shares	($000)
	Cohu Inc.	2,600	51
	Cognex Corp.	1,136	50
*	Cargurus Inc.	1,184	46
	DXC Technology Co.	723	46
*	GoDaddy Inc. Class A	671	44
	Ubiquiti Networks Inc.	397	43
*	Atlassian Corp. plc Class A	336	29
	Universal Display Corp.	310	28
*	Fortinet Inc.	369	27
*	Yext Inc.	1,750	25
*	F5 Networks Inc.	147	25
*	Workiva Inc.	635	24
*	TechTarget Inc.	1,500	22
*	HubSpot Inc.	145	20
*	VMware Inc. Class A	119	20
*	Yelp Inc. Class A	588	20
*	SPS Commerce Inc.	223	19
*	New Relic Inc.	217	19
	Amdocs Ltd.	285	18
*	Arista Networks Inc.	77	18
*	PTC Inc.	203	18
*	Akamai Technologies Inc.	247	17
*	Cadence Design Systems Inc.	375	17
*	Manhattan Associates Inc.	336	17
*	Glu Mobile Inc.	2,085	15
*	Cloudera Inc.	1,200	15
	Xilinx Inc.	156	14
	Skyworks Solutions Inc.	197	14
*	ANSYS Inc.	88	14
*	Remark Holdings Inc.	10,684	14
	LogMeIn Inc.	152	14
*	LivePerson Inc.	722	14
*	Workday Inc. Class A	83	14
*	Appfolio Inc.	216	13
*	EPAM Systems Inc.	99	13
	NIC Inc.	978	13
*	Synopsys Inc.	136	12
*	TrueCar Inc.	1,200	12
*	Tucows Inc. Class A	209	12
	Progress Software Corp.	342	12
*	Tyler Technologies Inc.	61	12
*	NetScout Systems Inc.	439	12
*	CalAmp Corp.	658	12
*	Zendesk Inc.	195	12
*	LiveRamp Holdings Inc.	236	11
*	NETGEAR Inc.	201	11
	Monotype Imaging Holdings Inc.	627	11
	NetApp Inc.	159	11
	Blackbaud Inc.	145	11
*	Varonis Systems Inc.	183	11
*	Qualys Inc.	133	10
	Power Integrations Inc.	154	10
*	Nutanix Inc.	212	9
*	Rapid7 Inc.	291	9
*	ePlus Inc.	113	9
*	Cree Inc.	204	9
	Dolby Laboratories Inc. Class A	127	9
*	Coupa Software Inc.	137	9
	Jabil Inc.	350	9
*	Blackline Inc.	201	9
	Teradyne Inc.	239	9
*	Palo Alto Networks Inc.	46	8
	MKS Instruments Inc.	99	8
*	Diodes Inc.	222	8
*	Pure Storage Inc. Class A	401	8
*	Qorvo Inc.	111	7
*	Perficient Inc.	286	7
*	Teradata Corp.	188	7
*	Ellie Mae Inc.	101	7
*	Photronics Inc.	671	6
*	Virtusa Corp.	145	6
*	GrubHub Inc.	81	6
*	Rudolph Technologies Inc.	293	6
*	Cirrus Logic Inc.	165	6
*	CACI International Inc. Class A	36	6
*	MicroStrategy Inc. Class A	45	6
	Comtech Telecommunications Corp.	220	6
*	FormFactor Inc.	339	6
*	A10 Networks Inc.	843	5
*	Amkor Technology Inc.	763	5
*	CommVault Systems Inc.	86	5
	Vishay Intertechnology Inc.	207	4
*	Groupon Inc. Class A	1,364	4
*	Box Inc.	197	4
*	CEVA Inc.	124	3
*	Limelight Networks Inc.	932	3
*	Infinera Corp.	586	3
			3,319
Utilities (0.4%)
*	Boingo Wireless Inc.	596	15
	MDU Resources Group Inc.	360	9
	Hawaiian Electric Industries Inc.	248	9
*	United States Cellular Corp.	155	9
	j2 Global Inc.	110	8
	Telephone & Data Systems Inc.	211	8
*	Vonage Holdings Corp.	680	7
*	8x8 Inc.	338	7
	American States Water Co.	91	6
			78
Total Common Stocks
(Cost $17,791)			17,565

U.S. Quality Factor ETF

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.5%)[1]
Money Market Fund (0.5%)
[2] Vanguard Market Liquidity Fund, 2.407% (Cost $85)	850	85
Total Investments (99.8%)
(Cost $17,876)		17,650

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	1
Receivables for Accrued Income	27
Receivables from Vanguard	4
Variation Margin Receivable—Futures Contracts	—
Other Assets[3]	4
Total Other Assets	36
Liabilities
Payables to Vanguard	(5)
Total Liabilities	(5)
Net Assets (100%)
Applicable to 225,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	17,681
Net Asset Value Per Share	$78.58

At November 30, 2018, net assets consisted of:

Amount
($000)
Paid-in Capital	17,876
Total Distributable Earnings (Loss)	(195)
Net Assets	17,681

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 0.0%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Cash of $4,000 has been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
E-mini Russell 2000 Index	December 2018	1		77	—

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF

Statement of Operations

February 13, 2018[1] to
November 30, 2018
($000)
Investment Income
Income
Dividends	133
Interest[2]	1
Total Income	134
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	—
Marketing and Distribution	—
Custodian Fees	3
Audit Fees	10
Shareholders’ Reports	2
Total Expenses	15
Expense Reduction—Note B	(4)
Net Expenses	11
Net Investment Income	123
Realized Net Gain (Loss)
Investment Securities Sold[2]	(9)
Futures Contracts	(10)
Realized Net Gain (Loss)	(19)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[2]	(226)
Net Increase (Decrease) in Net Assets Resulting from Operations	(122)

1 Inception.

2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,000, ($1,000), and $0, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF

Statement of Changes in Net Assets

February 13, 2018[1] to
November 30, 2018
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	123
Realized Net Gain (Loss)	(19)
Change in Unrealized Appreciation (Depreciation)	(226)
Net Increase (Decrease) in Net Assets Resulting from Operations	(122)
Distributions
Net Investment Income	(73)
Realized Capital Gain	—
Total Distributions	(73)
Capital Share Transactions
Issued	17,876
Issued in Lieu of Cash Distributions	—
Redeemed	—
Net Increase (Decrease) from Capital Share Transactions	17,876
Total Increase (Decrease)	17,681
Net Assets
Beginning of Period	—
End of Period	17,681

1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF

Financial Highlights

February 13, 2018[1] to
For a Share Outstanding Throughout the Period	November 30, 2018
Net Asset Value, Beginning of Period	$75.00
Investment Operations
Net Investment Income[2]	.899
Net Realized and Unrealized Gain (Loss) on Investments	3.266
Total from Investment Operations	4.165
Distributions
Dividends from Net Investment Income	(.585)
Distributions from Realized Capital Gains	—
Total Distributions	(.585)
Net Asset Value, End of Period	$78.58

Total Return	5.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18
Ratio of Total Expenses to Average Net Assets	0.13%[3,4]
Ratio of Net Investment Income to Average Net Assets	1.40%[3]
Portfolio Turnover Rate	25%

1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

4 The ratio of total expenses to average net assets before an expense reduction of 0.04% was 0.17%. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF

Notes to Financial Statements

Vanguard U.S. Quality Factor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended November 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period ended November 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

U.S. Quality Factor ETF

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees, and generally settled twice a month.

During the period ended November 30, 2018, the fund incurred higher than anticipated expenses. Because of this, Vanguard has voluntarily agreed to assume the payment of certain expenses, in the amount of $4,000 (an effective annual rate of 0.04% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2018, the fund had contributed to Vanguard capital in the amount of $1,000, representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of November 30, 2018, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
Common Stocks	17,564	1	—
Temporary Cash Investments	85	—	—
Futures Contracts—Assets[1]	—	—	—
Total	17,649	1	—

1 Represents variation margin on the last day of the reporting period.

U.S. Quality Factor ETF

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount ($000)
Undistributed Ordinary Income	50
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(19)
Net Unrealized Gains (Losses)	(226)

As of November 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount ($000)
Tax Cost	17,876
Gross Unrealized Appreciation	1,122
Gross Unrealized Depreciation	(1,348)
Net Unrealized Appreciation (Depreciation)	(226)

E.  During the period ended November 30, 2018, the fund purchased $20,671,000 of investment securities and sold $2,871,000 of investment securities, other than temporary cash investments.

F.  Capital shares issued and redeemed were:

February 13, 2018[1] to
November 30, 2018
Shares
(000)
Issued	225
Issued in Lieu of Cash Distributions	—
Redeemed	—
Net Increase (Decrease) in Shares Outstanding	225

1 Inception.

G. Management has determined that no events or transactions occurred subsequent to November 30, 2018, that would require recognition or disclosure in these financial statements.

U.S. Value Factor ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 13, 2018, Through November 30, 2018

Initial Investment of $10,000

	Total Returns
	Period Ended November 30, 2018
	Since	Final Value
	Inception	of a $10,000
	(2/13/2018)	Investment
U.S. Value Factor ETF Net Asset Value	-0.08%	$9,992
Russell 3000 Index	5.04	10,504

Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2018

Since
Inception
(2/13/2018)
U.S. Value Factor ETF Market Price	-0.04%
U.S. Value Factor ETF Net Asset Value	-0.08
Russell 3000 Index	5.04

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative benchmark.

The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

U.S. Value Factor ETF

Total Returns: Period Ended September 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception
ETF Shares	2/13/2018
Market Price		7.28%
Net Asset Value		7.28

U.S. Value Factor ETF

Sector Diversification

As of November 30, 2018

Consumer Discretionary	16.8%
Consumer Staples	4.6
Energy	10.2
Financial Services	26.7
Health Care	4.4
Materials & Processing	6.5
Other	0.0
Producer Durables	13.3
Technology	7.4
Utilities	10.1

The table reflects the fund’s equity exposure, based on its investments in stocks and stock futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

U.S. Value Factor ETF

Financial Statements

Statement of Net Assets

As of November 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (16.8%)
	Ford Motor Co.	34,459	324
	Carnival Corp.	4,379	264
	Comcast Corp. Class A	5,919	231
	General Motors Co.	6,078	231
	Walt Disney Co.	1,865	215
	Target Corp.	2,186	155
*	El Pollo Loco Holdings Inc.	6,993	107
*	Mohawk Industries Inc.	728	93
	Lear Corp.	682	93
	Haverty Furniture Cos. Inc.	4,264	87
	L Brands Inc.	2,627	87
	Foot Locker Inc.	1,538	87
	Goodyear Tire & Rubber Co.	3,706	86
*	Discovery Communications Inc. Class A	2,728	84
	BorgWarner Inc.	2,103	83
*	Liberty Broadband Corp.	937	79
	H&R Block Inc.	2,890	78
*	American Axle & Manufacturing Holdings Inc.	5,995	75
	Standard Motor Products Inc.	1,399	74
	Dana Inc.	4,877	71
*	J. Jill Inc.	11,289	70
*	MSG Networks Inc.	2,500	67
	Signet Jewelers Ltd.	1,237	65
*	Del Taco Restaurants Inc.	6,023	64
	Tenneco Inc. Class A	1,905	64
	Viacom Inc. Class B	2,072	64
	Adient plc	2,630	62
*	TRI Pointe Group Inc.	4,963	62
*	AutoZone Inc.	75	61
	Gap Inc.	2,151	59
	Group 1 Automotive Inc.	1,044	59
	KB Home	2,716	57
	Cooper Tire & Rubber Co.	1,656	57
	Office Depot Inc.	17,492	56
*	Gray Television Inc.	2,934	54
*	Norwegian Cruise Line Holdings Ltd.	1,052	54
*	Qurate Retail Group Inc. QVC Group Class A	2,423	54
*	DISH Network Corp. Class A	1,643	54
	Abercrombie & Fitch Co.	2,544	53
	Penske Automotive Group Inc.	1,215	53
	Royal Caribbean Cruises Ltd.	458	52
*	Sally Beauty Holdings Inc.	2,328	49
*	Hibbett Sports Inc.	3,140	49
	Macy’s Inc.	1,414	48
	International Speedway Corp. Class A	1,137	48
	PulteGroup Inc.	1,807	48
*	Michaels Cos. Inc.	2,770	47
*	MDC Partners Inc. Class A	17,667	47
*	K12 Inc.	1,950	47
*	Avis Budget Group Inc.	1,586	46
*	Helen of Troy Ltd.	320	46
*	AutoNation Inc.	1,203	45
	Tower International Inc.	1,555	44
	Toll Brothers Inc.	1,289	42
	Bed Bath & Beyond Inc.	3,258	42
*	Cooper-Standard Holdings Inc.	563	41
	Kohl’s Corp.	585	39
	Thor Industries Inc.	578	39
*	Francesca’s Holdings Corp.	19,489	39
	Marcus Corp.	904	38
	Superior Industries International Inc.	5,185	38
*	ZAGG Inc.	3,749	38
	Graham Holdings Co. Class B	56	37
	Gannett Co. Inc.	3,467	36
	Aaron’s Inc.	763	36
	Dick’s Sporting Goods Inc.	969	35
*	Express Inc.	5,536	35

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
*	Laureate Education Inc. Class A	2,339	34
	Nexstar Media Group Inc. Class A	412	34
*	Hertz Global Holdings Inc.	1,773	33
	Shoe Carnival Inc.	871	33
	National CineMedia Inc.	4,660	32
*	Eastman Kodak Co.	8,103	32
	Big Lots Inc.	723	31
	TEGNA Inc.	2,244	30
	Travelport Worldwide Ltd.	1,939	30
	Walmart Inc.	301	29
	Brinker International Inc.	551	28
*	MarineMax Inc.	1,299	28
	Sinclair Broadcast Group Inc. Class A	872	27
	AMERCO	77	27
*	Party City Holdco Inc.	2,202	26
	Sonic Automotive Inc. Class A	1,600	25
	Ethan Allen Interiors Inc.	1,195	25
	Hyatt Hotels Corp. Class A	348	25
*	Taylor Morrison Home Corp. Class A	1,462	25
*	Liberty Expedia Holdings Inc. Class A	585	24
	Dillard’s Inc. Class A	348	24
	GameStop Corp. Class A	1,740	24
	MDC Holdings Inc.	807	24
	AMC Entertainment Holdings Inc. Class A	1,735	24
*	Barnes & Noble Education Inc.	3,508	23
*	Meritage Homes Corp.	592	23
	Caleres Inc.	729	22
	Lions Gate Entertainment Corp. Class A	1,133	22
*	Meritor Inc.	1,281	21
	La-Z-Boy Inc.	711	21
	Harley-Davidson Inc.	447	19
*	Conn’s Inc.	668	19
	Meredith Corp.	319	18
*	Nautilus Inc.	1,298	17
	Matthews International Corp. Class A	371	16
	Chico’s FAS Inc.	2,673	14
	Entravision Communications Corp. Class A	4,379	14
	Winnebago Industries Inc.	562	14
*	Habit Restaurants Inc. Class A	1,115	14
	Barnes & Noble Inc.	1,797	14
*	Zumiez Inc.	668	13
	Newell Brands Inc.	559	13
*	Asbury Automotive Group Inc.	189	13
	Cinemark Holdings Inc.	339	13
*	Stoneridge Inc.	471	13
	Tailored Brands Inc.	545	12
*	Regis Corp.	665	12
*	Murphy USA Inc.	142	11
*	AMC Networks Inc. Class A	188	11
*	Cars.com Inc.	432	11
	Autoliv Inc.	129	11
	Buckle Inc.	566	11
*	Vera Bradley Inc.	955	11
	Cato Corp. Class A	679	10
	DSW Inc. Class A	369	10
	Entercom Communications Corp. Class A	1,508	10
	Ralph Lauren Corp. Class A	88	10
*	Liberty Media Corp-Liberty SiriusXM Class C	223	9
*	M/I Homes Inc.	373	9
	Williams-Sonoma Inc.	142	8
	Carriage Services Inc. Class A	466	8
*	Genesco Inc.	186	8
	Movado Group Inc.	200	8
	Hooker Furniture Corp.	246	7
*	Sportsman’s Warehouse Holdings Inc.	1,597	7
	Gentex Corp.	298	7
*	Horizon Global Corp.	3,303	7
	Nielsen Holdings plc	233	6
	Whirlpool Corp.	47	6
*	Bridgepoint Education Inc. Class A	741	6
	Citi Trends Inc.	261	5
	Big 5 Sporting Goods Corp.	1,414	5
	American Eagle Outfitters Inc.	237	5
	Extended Stay America Inc.	269	5
	Pier 1 Imports Inc.	3,225	5
	New Media Investment Group Inc.	247	3
			6,228

Consumer Staples (4.6%)
CVS Health Corp.	2,900	233
Walgreens Boots Alliance Inc.	2,643	224
Mondelez International Inc. Class A	4,243	191
General Mills Inc.	3,173	134
Kraft Heinz Co.	2,539	130
Kroger Co.	3,131	93
Tootsie Roll Industries Inc.	2,241	78
Molson Coors Brewing Co. Class B	906	60
Ingles Markets Inc. Class A	1,996	58
JM Smucker Co.	487	51
Coca-Cola European Partners plc	1,001	49

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
*	Pilgrim’s Pride Corp.	2,393	47
*	Post Holdings Inc.	472	46
	Tyson Foods Inc. Class A	731	43
	Sanderson Farms Inc.	285	32
	Dean Foods Co.	6,337	32
	Andersons Inc.	863	28
	Weis Markets Inc.	621	28
	Universal Corp.	385	24
*	Hostess Brands Inc. Class A	2,034	24
	Bunge Ltd.	369	21
*	US Foods Holding Corp.	514	17
	SpartanNash Co.	835	16
	Fresh Del Monte Produce Inc.	442	15
	Archer-Daniels-Midland Co.	264	12
			1,686
Energy (10.2%)
	Kinder Morgan Inc.	14,429	246
	Chevron Corp.	1,653	197
	Marathon Petroleum Corp.	2,735	178
	Exxon Mobil Corp.	2,018	160
	Phillips 66	1,713	160
	Cimarex Energy Co.	1,430	117
	Valero Energy Corp.	1,404	112
	Diamondback Energy Inc.	918	101
*	ProPetro Holding Corp.	6,205	101
*	Smart Sand Inc.	28,665	93
*	Centennial Resource Development Inc. Class A	5,775	90
	McDermott International Inc.	9,438	82
*	Keane Group Inc.	7,244	81
*	Parsley Energy Inc. Class A	3,554	72
*	Gulfport Energy Corp.	8,134	69
*	First Solar Inc.	1,495	66
*	Par Pacific Holdings Inc.	3,762	64
*	Chesapeake Energy Corp.	20,885	61
	Range Resources Corp.	4,083	59
*	W&T Offshore Inc.	9,724	57
*	Alta Mesa Resources Inc. Class A	35,848	55
	Murphy Oil Corp.	1,680	54
*	Ring Energy Inc.	7,522	53
*	Sanchez Energy Corp.	74,466	52
	PBF Energy Inc. Class A	1,323	51
	HollyFrontier Corp.	765	48
	Warrior Met Coal Inc.	1,991	47
	Peabody Energy Corp.	1,511	47
*	Antero Resources Corp.	3,572	47
*	Sunrun Inc.	3,140	46
*	Laredo Petroleum Inc.	10,153	44
*	CNX Resources Corp.	3,125	43
*	Southwestern Energy Co.	8,964	43
	ConocoPhillips	642	43
*	Bonanza Creek Energy Inc.	1,518	40
	Anadarko Petroleum Corp.	751	40
*	Halcon Resources Corp.	13,994	39
*	California Resources Corp.	1,622	39
*	Oasis Petroleum Inc.	5,190	37
	Mammoth Energy Services Inc.	1,462	37
	EQT Corp.	1,936	36
*	Denbury Resources Inc.	15,568	35
*	PDC Energy Inc.	1,025	35
*	Unit Corp.	1,647	34
	Arch Coal Inc. Class A	412	34
	Delek US Holdings Inc.	761	30
*	QEP Resources Inc.	3,509	28
*	EP Energy Corp. Class A	24,767	27
	SM Energy Co.	1,251	26
*	Renewable Energy Group Inc.	937	25
*	Carrizo Oil & Gas Inc.	1,461	25
*	Callon Petroleum Co.	2,643	23
*	Abraxas Petroleum Corp.	13,684	22
*	Ultra Petroleum Corp.	15,617	20
*	HighPoint Resources Corp.	5,824	19
*	REX American Resources Corp.	262	18
*	SandRidge Energy Inc.	1,846	18
*	Extraction Oil & Gas Inc.	2,995	17
	Marathon Oil Corp.	1,022	17
*	C&J Energy Services Inc.	983	17
*	SRC Energy Inc.	2,852	16
*	Helix Energy Solutions Group Inc.	1,957	16
*	Solaris Oilfield Infrastructure Inc. Class A	1,185	16
*	Arcosa Inc.	551	15
	World Fuel Services Corp.	581	15
*	Diamond Offshore Drilling Inc.	1,189	15
*	Matrix Service Co.	724	15
	CVR Energy Inc.	315	12
	Occidental Petroleum Corp.	146	10
*	SunCoke Energy Inc.	1,024	10
	Noble Energy Inc.	387	9
*	Exterran Corp.	395	9
*	Cloud Peak Energy Inc.	8,210	7
	RPC Inc.	479	6
	Archrock Inc.	563	6
*	Newpark Resources Inc.	739	6
	Apache Corp.	135	5
*	Talos Energy Inc.	181	4
			3,769
Financial Services (26.6%)
	Bank of New York Mellon Corp.	5,253	270
	Bank of America Corp.	8,721	248
	Prudential Financial Inc.	2,342	220
	Capital One Financial Corp.	2,331	209
	Citigroup Inc.	3,220	209

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
	MetLife Inc.	4,478	200
	Allstate Corp.	2,110	188
	Chubb Ltd.	1,368	183
	SunTrust Banks Inc.	2,884	181
	JPMorgan Chase & Co.	1,616	180
	Travelers Cos. Inc.	1,362	178
	Morgan Stanley	3,959	176
	BB&T Corp.	3,402	174
	Goldman Sachs Group Inc.	896	171
	Wells Fargo & Co.	3,080	167
	Aflac Inc.	3,626	166
	US Bancorp	2,930	160
	American International Group Inc.	3,686	159
	PNC Financial Services Group Inc.	1,043	142
*	Brighthouse Financial Inc.	3,375	136
	State Street Corp.	1,631	119
	NorthStar Realty Europe Corp.	6,860	112
	Alleghany Corp.	175	110
*	OneMain Holdings Inc.	3,600	105
	American Financial Group Inc.	943	96
	M&T Bank Corp.	570	96
	Signature Bank	770	95
	Assured Guaranty Ltd.	2,161	88
	Santander Consumer USA Holdings Inc.	4,454	87
	Franklin Resources Inc.	2,220	75
	Lincoln National Corp.	1,171	74
	CNA Financial Corp.	1,566	73
	Regions Financial Corp.	4,425	73
	Bank OZK	2,667	72
	Radian Group Inc.	3,893	72
	Pinnacle Financial Partners Inc.	1,151	66
*	MGIC Investment Corp.	5,544	65
	Ally Financial Inc.	2,406	64
	Popular Inc.	1,134	64
	CNO Financial Group Inc.	3,461	63
	Cadence BanCorp Class A	3,082	63
	Citizens Financial Group Inc.	1,644	60
	Oritani Financial Corp.	3,822	60
*	Cowen Inc. Class A	3,602	57
*	Athene Holding Ltd. Class A	1,282	56
	Stifel Financial Corp.	1,139	55
	Sterling Bancorp	2,810	54
	Reinsurance Group of America Inc. Class A	363	54
	RenaissanceRe Holdings Ltd.	404	54
	Old Republic International Corp.	2,364	53
*	Essent Group Ltd.	1,343	52
	IBERIABANK Corp.	692	52
	BankUnited Inc.	1,491	51
	FNB Corp.	4,176	51
	United Bankshares Inc.	1,406	51
	Jernigan Capital Inc.	2,374	51
	Cathay General Bancorp	1,276	50
	Axis Capital Holdings Ltd.	912	50
	Everest Re Group Ltd.	226	50
	Voya Financial Inc.	1,092	49
	iStar Inc.	4,592	49
*	Arch Capital Group Ltd.	1,701	49
	Fifth Third Bancorp	1,730	48
	Navient Corp.	4,188	48
	OFG Bancorp	2,646	48
	Loews Corp.	999	48
	Unum Group	1,282	46
	KeyCorp	2,502	46
	Principal Financial Group Inc.	924	46
	CIT Group Inc.	962	45
	Janus Henderson Group plc	1,894	44
	First American Financial Corp.	900	43
	Legg Mason Inc.	1,501	43
	People’s United Financial Inc.	2,574	43
	Hartford Financial Services Group Inc.	976	43
	Synchrony Financial	1,648	43
	Assurant Inc.	435	42
	First BanCorp	4,596	42
	ConnectOne Bancorp Inc.	2,023	41
	Hancock Whitney Corp.	1,013	41
	Invesco Ltd.	1,864	38
	Medical Properties Trust Inc.	2,192	38
	Realogy Holdings Corp.	1,958	38
*	Customers Bancorp Inc.	1,914	37
	Hilltop Holdings Inc.	1,822	36
	Jefferies Financial Group Inc.	1,624	35
	Simmons First National Corp. Class A	1,184	35
	American National Insurance Co.	270	34
	New York Community Bancorp Inc.	3,182	34
*	HomeStreet Inc.	1,253	33
	First Hawaiian Inc.	1,266	33
	PacWest Bancorp	818	33
*	PennyMac Financial Services Inc.	1,592	33
	HCI Group Inc.	585	32
	GAIN Capital Holdings Inc.	4,234	31
*	Ambac Financial Group Inc.	1,735	30
	Nelnet Inc. Class A	549	30
	First Horizon National Corp.	1,807	30
	Piper Jaffray Cos.	415	30
	Waddell & Reed Financial Inc. Class A	1,452	30

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
	Argo Group International Holdings Ltd.	420	29
	National Western Life Group Inc. Class A	94	29
	First Interstate BancSystem Inc. Class A	652	28
	Great Western Bancorp Inc.	757	28
	Valley National Bancorp	2,588	28
	Global Net Lease Inc.	1,384	28
	Heritage Insurance Holdings Inc.	1,730	28
	Maiden Holdings Ltd.	10,573	27
	Arlington Asset Investment Corp. Class A	3,114	27
	American Equity Investment Life Holding Co.	775	26
	United Insurance Holdings Corp.	1,362	26
	First Citizens BancShares Inc. Class A	60	26
*	Third Point Reinsurance Ltd.	2,470	25
	Huntington Bancshares Inc.	1,740	25
*	Flagstar Bancorp Inc.	773	25
	Zions Bancorp NA	512	25
	Associated Banc-Corp	1,075	25
	Old National Bancorp	1,315	25
	Dime Community Bancshares Inc.	1,325	24
	United Financial Bancorp Inc.	1,476	24
	Opus Bank	1,086	23
	Umpqua Holdings Corp.	1,216	23
	Peapack Gladstone Financial Corp.	810	23
	Chemical Financial Corp.	484	23
*	EZCORP Inc. Class A	2,355	22
	Wintrust Financial Corp.	288	22
	Midland States Bancorp Inc.	846	22
*	Bancorp Inc.	2,205	22
	Washington Federal Inc.	756	22
*	Encore Capital Group Inc.	773	22
	Raymond James Financial Inc.	271	22
	Ameriprise Financial Inc.	161	21
	Hope Bancorp Inc.	1,374	21
	First Midwest Bancorp Inc.	878	21
*	NMI Holdings Inc. Class A	1,055	21
	Home BancShares Inc.	1,048	21
	Independent Bank Group Inc.	324	19
	Affiliated Managers Group Inc.	163	18
	Columbia Banking System Inc.	443	18
	Fidelity Southern Corp.	756	18
	Virtus Investment Partners Inc.	187	18
	Sabra Health Care REIT Inc.	919	18
*	MoneyGram International Inc.	8,054	18
	Willis Towers Watson plc	109	17
	Park Hotels & Resorts Inc.	535	16
	Banc of California Inc.	954	16
	Discover Financial Services	228	16
	Columbia Property Trust Inc.	705	15
	Berkshire Hills Bancorp Inc.	430	15
	Prosperity Bancshares Inc.	206	14
	Meta Financial Group Inc.	621	14
*	SLM Corp.	1,377	14
	Universal Insurance Holdings Inc.	319	14
	Mercury General Corp.	247	14
	Towne Bank	477	14
	Brookline Bancorp Inc.	859	13
	Virtu Financial Inc. Class A	519	13
	Synovus Financial Corp.	343	13
*	Veritex Holdings Inc.	504	13
	WSFS Financial Corp.	307	13
	Fidelity National Financial Inc.	381	13
*	First Data Corp. Class A	665	13
*	Franklin Financial Network Inc.	376	13
	Investors Bancorp Inc.	1,011	12
	BOK Financial Corp.	145	12
	Omega Healthcare Investors Inc.	311	12
	Capitol Federal Financial Inc.	836	12
	Employers Holdings Inc.	261	12
	TCF Financial Corp.	515	12
*	First Foundation Inc.	723	12
	Fulton Financial Corp.	657	11
	First Bancorp	281	11
	Northwest Bancshares Inc.	626	11
*	World Acceptance Corp.	103	11
	S&T Bancorp Inc.	265	11
	Provident Financial Services Inc.	436	11
	Banner Corp.	186	11
	NBT Bancorp Inc.	286	11
	WesBanco Inc.	256	11
	Comerica Inc.	139	11
	Apple Hospitality REIT Inc.	690	11
*	TriState Capital Holdings Inc.	436	11
	Southside Bancshares Inc.	318	11
	Heartland Financial USA Inc.	198	11
	Trustmark Corp.	332	11
	UMB Financial Corp.	156	11
	James River Group Holdings Ltd.	277	11
	CorEnergy Infrastructure Trust Inc.	290	10
	Central Pacific Financial Corp.	374	10
	LegacyTexas Financial Group Inc.	269	10

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
	Horace Mann Educators Corp.	258	10
	Walker & Dunlop Inc.	217	10
	Univest Corp. of Pennsylvania	400	10
	First Merchants Corp.	242	10
	BancorpSouth Bank	329	10
	First Commonwealth Financial Corp.	714	10
	First Busey Corp.	345	10
	International Bancshares Corp.	257	10
	OceanFirst Financial Corp.	382	10
	Braemar Hotels & Resorts Inc.	1,029	10
	Hanover Insurance Group Inc.	85	10
	TrustCo Bank Corp. NY	1,227	10
	Sandy Spring Bancorp Inc.	267	10
	Bryn Mawr Bank Corp.	236	9
	United Community Banks Inc.	358	9
	Renasant Corp.	251	9
	National General Holdings Corp.	343	9
	South State Corp.	125	9
*	Enstar Group Ltd.	51	9
	Lakeland Bancorp Inc.	539	9
*	Pacific Premier Bancorp Inc.	287	9
	Boston Private Financial Holdings Inc.	694	9
	Hanmi Financial Corp.	380	8
	Torchmark Corp.	88	8
	CoreCivic Inc.	331	7
	EPR Properties	93	7
	Federal Agricultural Mortgage Corp.	80	5
	Kemper Corp.	64	5
	United Fire Group Inc.	90	5
	Safety Insurance Group Inc.	50	4
*	Seacoast Banking Corp. of Florida	149	4
	TriCo Bancshares	99	4
	Seritage Growth Properties Class A	95	4
	1st Source Corp.	74	4
	Enterprise Financial Services Corp.	78	3
	Houlihan Lokey Inc. Class A	48	2
			9,898
Health Care (4.3%)
	HCA Healthcare Inc.	1,959	282
	Cigna Corp.	957	214
*	Lannett Co. Inc.	14,820	87
*	United Therapeutics Corp.	693	82
*	Acadia Healthcare Co. Inc.	2,348	80
	Patterson Cos. Inc.	3,068	78
*	Mylan NV	2,133	72
*	Triple-S Management Corp. Class B	3,240	62
	Universal Health Services Inc. Class B	432	60
	National HealthCare Corp.	684	57
*	MEDNAX Inc.	1,355	55
	Cardinal Health Inc.	950	52
*	Mallinckrodt plc	1,949	46
*	PDL BioPharma Inc.	14,605	45
*	Premier Inc. Class A	918	36
*	Innoviva Inc.	1,983	36
	Anthem Inc.	107	31
	Allergan plc	188	29
*	Prestige Consumer Healthcare Inc.	682	27
	Medtronic plc	260	25
	Gilead Sciences Inc.	342	25
	Perrigo Co. plc	341	21
	Humana Inc.	61	20
*	Magellan Health Inc.	318	17
	Owens & Minor Inc.	2,152	16
*	Assertio Therapeutics Inc.	2,846	14
*	Select Medical Holdings Corp.	689	13
*	Laboratory Corp. of America Holdings	46	7
*	AngioDynamics Inc.	272	6
	Zimmer Biomet Holdings Inc.	39	5
	Quest Diagnostics Inc.	51	5
			1,605
Materials & Processing (6.5%)
	Reliance Steel & Aluminum Co.	1,809	146
	LyondellBasell Industries NV Class A	1,430	133
	Huntsman Corp.	4,212	85
	Mosaic Co.	2,055	74
*	Summit Materials Inc. Class A	5,028	73
*	Owens-Illinois Inc.	3,903	72
	Westrock Co.	1,397	66
	Schnitzer Steel Industries Inc.	2,215	62
	Louisiana-Pacific Corp.	2,689	61
	US Silica Holdings Inc.	4,331	61
	United States Steel Corp.	2,623	60
*	US Concrete Inc.	1,534	60
	Commercial Metals Co.	3,090	60
*	Alcoa Corp.	1,802	57
	Worthington Industries Inc.	1,326	55
*	Clearwater Paper Corp.	1,727	53
	Quanex Building Products Corp.	3,328	53
*	Verso Corp.	2,046	52
*	Armstrong Flooring Inc.	3,240	51

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
	Acuity Brands Inc.	386	50
	Freeport-McMoRan Inc.	4,038	48
	Rayonier Advanced Materials Inc.	3,072	45
	Olin Corp.	1,930	42
	PH Glatfelter Co.	3,253	41
*	Cleveland-Cliffs Inc.	4,368	41
	Owens Corning	756	39
*	Unifi Inc.	1,348	37
	Westlake Chemical Corp.	505	37
	Tronox Ltd. Class A	3,121	33
	Greif Inc. Class A	634	32
	Eastman Chemical Co.	406	32
*	Kraton Corp.	1,214	32
*	AdvanSix Inc.	1,027	29
*	BMC Stock Holdings Inc.	1,723	29
	Carpenter Technology Corp.	678	29
	Aceto Corp.	17,170	28
	Stepan Co.	341	28
	Belden Inc.	461	26
	Apogee Enterprises Inc.	597	22
*	Foundation Building Materials Inc.	2,142	21
	Nucor Corp.	339	20
	Minerals Technologies Inc.	338	19
	Olympic Steel Inc.	1,023	19
*	Platform Specialty Products Corp.	1,505	18
*	Intrepid Potash Inc.	5,182	17
	International Paper Co.	372	17
	Ball Corp.	347	17
*	Veritiv Corp.	536	16
	Hecla Mining Co.	6,607	16
	Steel Dynamics Inc.	433	15
*	Ryerson Holding Corp.	1,740	14
	Kronos Worldwide Inc.	1,058	13
	Caesarstone Ltd.	825	13
*	Century Aluminum Co.	1,418	13
	Griffon Corp.	1,018	12
	Domtar Corp.	279	12
	Newmont Mining Corp.	360	12
	FMC Corp.	135	11
	Kaiser Aluminum Corp.	101	10
*	TimkenSteel Corp.	845	9
*	NCI Building Systems Inc.	760	9
	NN Inc.	1,195	9
*	GMS Inc.	453	9
*	Coeur Mining Inc.	2,067	8
	Trinseo SA	153	8
	Chemours Co.	265	8
	Schweitzer-Mauduit International Inc.	256	7
	Sonoco Products Co.	118	7
	Innophos Holdings Inc.	104	3
			2,416
Other (0.0%)
*	Yandex NV Class A	367	11

Producer Durables (13.2%)
	Delta Air Lines Inc.	5,020	305
	Johnson Controls International plc	6,477	225
	FedEx Corp.	870	199
	Cummins Inc.	1,177	178
	Eaton Corp. plc	2,257	174
	Southwest Airlines Co.	2,932	160
*	MasTec Inc.	3,454	156
	General Electric Co.	19,130	143
*	CAI International Inc.	4,751	116
	RR Donnelley & Sons Co.	17,295	109
	Ryder System Inc.	1,838	104
	Copa Holdings SA Class A	1,090	93
*	WESCO International Inc.	1,674	89
*	AerCap Holdings NV	1,655	88
*	United Rentals Inc.	723	85
*	Darling Ingredients Inc.	3,605	79
	Air Lease Corp. Class A	1,982	77
*	United Continental Holdings Inc.	784	76
	Alaska Air Group Inc.	917	67
*	JetBlue Airways Corp.	3,244	63
	Xerox Corp.	2,310	62
*	Quanta Services Inc.	1,706	60
*	Spirit Airlines Inc.	908	58
*	AECOM	1,802	58
	Norfolk Southern Corp.	330	56
	Knight-Swift Transportation Holdings Inc.	1,618	56
	Arconic Inc.	2,558	55
	AGCO Corp.	918	55
*	TrueBlue Inc.	2,153	54
*	Modine Manufacturing Co.	4,029	53
	ArcBest Corp.	1,226	49
*	Textainer Group Holdings Ltd.	4,367	49
	Triton International Ltd.	1,396	48
	Pentair plc	1,093	47
*	US Xpress Enterprises Inc. Class A	5,421	45
	Wabash National Corp.	2,829	44
	Terex Corp.	1,301	43
	SkyWest Inc.	743	43
*	Atlas Air Worldwide Holdings Inc.	784	42
*	Tutor Perini Corp.	2,229	42
	Herman Miller Inc.	1,192	40
*	YRC Worldwide Inc.	7,124	40
	GATX Corp.	474	40
	Trinity Industries Inc.	1,653	39
	ACCO Brands Corp.	4,848	39

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
	American Airlines Group Inc.	978	39
	Steelcase Inc. Class A	2,384	39
	Briggs & Stratton Corp.	2,578	38
	Kelly Services Inc. Class A	1,584	36
	Union Pacific Corp.	230	35
	Hawaiian Holdings Inc.	875	35
	KBR Inc.	1,835	34
	Greenbrier Cos. Inc.	674	33
	Aircastle Ltd.	1,745	33
	Hyster-Yale Materials Handling Inc.	495	32
*	Genesee & Wyoming Inc. Class A	384	32
*	Stericycle Inc.	633	30
	Ship Finance International Ltd.	2,261	29
	Schneider National Inc. Class B	1,271	28
*	Sykes Enterprises Inc.	1,020	28
*	SPX FLOW Inc.	747	28
*	Covenant Transportation Group Inc. Class A	1,213	28
	GasLog Ltd.	1,316	27
	Quad/Graphics Inc.	1,655	27
*	Milacron Holdings Corp.	1,854	26
*	Atkore International Group Inc.	1,266	26
	Costamare Inc.	4,726	25
	PACCAR Inc.	392	24
	Kennametal Inc.	479	20
	Regal Beloit Corp.	245	19
*	Manitowoc Co. Inc.	967	19
	Werner Enterprises Inc.	551	19
	Allegiant Travel Co. Class A	138	19
	EnPro Industries Inc.	253	18
	Teekay Corp.	3,679	16
	Scorpio Bulkers Inc.	2,628	16
*	Vectrus Inc.	655	16
	Deluxe Corp.	308	16
*	SEACOR Holdings Inc.	356	15
	Matson Inc.	359	14
	REV Group Inc.	1,125	14
	Oshkosh Corp.	166	12
	AAR Corp.	271	12
	Triumph Group Inc.	693	12
	MTS Systems Corp.	212	11
	Knoll Inc.	532	10
*	Air Transport Services Group Inc.	544	10
*	Hub Group Inc. Class A	223	10
	Primoris Services Corp.	406	10
	Columbus McKinnon Corp.	278	10
	Kansas City Southern	93	10
	Rush Enterprises Inc. Class A	237	9
	Astec Industries Inc.	239	9
	Allison Transmission Holdings Inc.	173	8
	ITT Inc.	136	8
*	TriMas Corp.	246	7
	Pitney Bowes Inc.	825	7
*	HD Supply Holdings Inc.	158	6
	ICF International Inc.	79	6
*	Lydall Inc.	244	5
*	CBIZ Inc.	229	5
	nVent Electric plc	77	2
			4,915
Technology (7.3%)
*	Micron Technology Inc.	8,232	317
	HP Inc.	9,678	223
	Broadcom Inc.	915	217
	Intel Corp.	3,635	179
	Hewlett Packard Enterprise Co.	8,981	135
	NXP Semiconductors NV	1,078	90
	Lam Research Corp.	530	83
*	Dell Technologies Inc. Class V	748	79
*	Inovalon Holdings Inc. Class A	5,927	79
	Jabil Inc.	3,141	78
*	Anixter International Inc.	1,101	70
*	Tech Data Corp.	655	59
*	Cirrus Logic Inc.	1,520	57
*	Applied Optoelectronics Inc.	2,526	52
*	Amkor Technology Inc.	7,133	49
*	TTM Technologies Inc.	4,011	48
	DXC Technology Co.	739	47
*	CommScope Holding Co. Inc.	2,481	45
	Corning Inc.	1,293	42
*	Photronics Inc.	4,067	39
*	NCR Corp.	1,414	39
*	Fabrinet	702	37
*	Unisys Corp.	2,736	37
*	CACI International Inc. Class A	213	35
*	FormFactor Inc.	2,124	35
	Presidio Inc.	2,320	33
*	Qorvo Inc.	492	32
*	EchoStar Corp. Class A	707	30
*	Loral Space & Communications Inc.	686	29
*	SMART Global Holdings Inc.	847	29
	KEMET Corp.	1,402	29
*	Ultra Clean Holdings Inc.	2,450	23
*	Flex Ltd.	2,600	23
*	ON Semiconductor Corp.	1,101	21

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
*	MACOM Technology Solutions Holdings Inc.	1,116	20
	TiVo Corp.	1,975	20
*	NetScout Systems Inc.	727	20
*	Synchronoss Technologies Inc.	3,103	19
*	Axcelis Technologies Inc.	924	18
	Vishay Intertechnology Inc.	872	18
*	Ichor Holdings Ltd.	856	16
*	VMware Inc. Class A	93	16
	MKS Instruments Inc.	198	16
	Avnet Inc.	353	15
	LogMeIn Inc.	144	13
*	Diodes Inc.	380	13
	ManTech International Corp. Class A	209	12
*	ScanSource Inc.	288	11
*	Sanmina Corp.	399	11
*	Immersion Corp.	1,034	10
*	Insight Enterprises Inc.	211	9
	Cohu Inc.	444	9
*	Arrow Electronics Inc.	96	7
	Symantec Corp.	332	7
	International Business Machines Corp.	47	6
	Maxar Technologies Ltd.	322	5
*	Knowles Corp.	273	4
	Perspecta Inc.	156	3
	Benchmark Electronics Inc.	125	3
	Comtech Telecommunications Corp.	52	1
			2,722
Utilities (10.0%)
	Exelon Corp.	7,123	330
	AT&T Inc.	8,344	261
	Duke Energy Corp.	2,924	259
	Dominion Energy Inc.	2,610	194
*	PG&E Corp.	6,913	182
	Verizon Communications Inc.	2,810	169
	PPL Corp.	5,047	154
*	T-Mobile US Inc.	2,189	150
	Southern Co.	3,147	149
	Spire Inc.	1,645	130
	Pattern Energy Group Inc. Class A	5,901	122
	American Electric Power Co. Inc.	1,556	121
	UGI Corp.	1,784	103
	Xcel Energy Inc.	1,760	92
	DTE Energy Co.	712	85
	WEC Energy Group Inc.	1,126	82
	Public Service Enterprise Group Inc.	1,352	76
	Black Hills Corp.	1,101	73
	Entergy Corp.	764	67
	AES Corp.	4,150	64
	Eversource Energy	895	61
	CenturyLink Inc.	3,124	59
	Hawaiian Electric Industries Inc.	1,501	58
	Clearway Energy Inc.	3,107	57
	Consolidated Edison Inc.	663	53
	Pinnacle West Capital Corp.	596	53
	Portland General Electric Co.	1,094	53
	Edison International	930	51
	OGE Energy Corp.	1,219	48
*	Vistra Energy Corp.	1,939	46
	PNM Resources Inc.	1,014	44
*	United States Cellular Corp.	703	39
	Telephone & Data Systems Inc.	1,073	38
	NorthWestern Corp.	545	35
	NextEra Energy Inc.	116	21
	Unitil Corp.	314	16
	ALLETE Inc.	182	15
	ATN International Inc.	171	14
	CenterPoint Energy Inc.	504	14
	Avangrid Inc.	228	12
	NiSource Inc.	430	11
	Ameren Corp.	156	11
	Atmos Energy Corp.	104	10
	Southwest Gas Holdings Inc.	113	9
	Alliant Energy Corp.	180	8
	ONE Gas Inc.	95	8
	CMS Energy Corp.	125	7
	IDACORP Inc.	66	6
	El Paso Electric Co.	72	4
*	Cincinnati Bell Inc.	134	2
			3,726
Total Common Stocks (Cost $38,818)			36,976
Temporary Cash Investment (0.3%)[1]
Money Market Fund (0.3%)
[2]	Vanguard Market Liquidity Fund, 2.407% (Cost $110)	1,096	109
Total Investments (99.8%) (Cost $38,928)			37,085

U.S. Value Factor ETF

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	2
Receivables for Accrued Income	81
Variation Margin Receivable—Futures Contracts	1
Other Assets[3]	7
Total Other Assets	91
Liabilities
Payables to Vanguard	(3)
Total Liabilities	(3)
Net Assets (100%)
Applicable to 500,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	37,173
Net Asset Value Per Share	$74.35

At November 30, 2018, net assets consisted of:

Amount
($000)
Paid-in Capital	38,871
Total Distributable Earnings (Loss)	(1,698)
Net Assets	37,173

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and -0.1%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Cash of $6,000 has been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
E-mini S&P 500 Index	December 2018	1		138	5

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF

Statement of Operations

February 13, 2018[1] to
November 30, 2018
($000)
Investment Income
Income
Dividends	459
Interest[2]	3
Total Income	462
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	3
Marketing and Distribution	—
Custodian Fees	5
Auditing Fees	17
Shareholders’ Reports	3
Total Expenses	28
Net Investment Income	434
Realized Net Gain (Loss)
Investment Securities Sold[2]	(6)
Futures Contracts	(2)
Realized Net Gain (Loss)	(8)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(1,843)
Futures Contracts	5
Change in Unrealized Appreciation (Depreciation)	(1,838)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,412)

1 Inception.

2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,000, ($1,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF

Statement of Changes in Net Assets

February 13, 2018[1] to
November 30, 2018
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	434
Realized Net Gain (Loss)	(8)
Change in Unrealized Appreciation (Depreciation)	(1,838)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,412)
Distributions
Net Investment Income	(286)
Realized Capital Gain	—
Total Distributions	(286)
Capital Share Transactions
Issued	38,871
Issued in Lieu of Cash Distributions	—
Redeemed	—
Net Increase (Decrease) from Capital Share Transactions	38,871
Total Increase (Decrease)	37,173
Net Assets
Beginning of Period	—
End of Period	37,173

1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF

Financial Highlights

February 13, 2018[1] to
For a Share Outstanding Throughout the Period	November 30, 2018
Net Asset Value, Beginning of Period	$75.00
Investment Operations
Net Investment Income[2]	1.276
Net Realized and Unrealized Gain (Loss) on Investments	(1.295)
Total from Investment Operations	(.019)
Distributions
Dividends from Net Investment Income	(.631)
Distributions from Realized Capital Gains	—
Total Distributions	(.631)
Net Asset Value, End of Period	$74.35

Total Return	-0.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37
Ratio of Total Expenses to Average Net Assets	0.13%[3]
Ratio of Net Investment Income to Average Net Assets	2.05%[3]
Portfolio Turnover Rate	16%

1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF

Notes to Financial Statements

Vanguard U.S. Value Factor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended November 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period ended November 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

U.S. Value Factor ETF

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.      In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees, and generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2018, the fund had contributed to Vanguard capital in the amount of $2,000, representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.      Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At November 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D.      Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

U.S. Value Factor ETF

The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	148
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(3)
Net Unrealized Gains (Losses)	(1,843)

As of November 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	38,928
Gross Unrealized Appreciation	2,140
Gross Unrealized Depreciation	(3,983)
Net Unrealized Appreciation (Depreciation)	(1,843)

E.      During the period ended November 30, 2018, the fund purchased $42,941,000 of investment securities and sold $4,115,000 of investment securities, other than temporary cash investments.

F.       Capital shares issued and redeemed were:

February 13, 2018[1] to
November 30, 2018
Shares
(000)
Issued	500
Issued in Lieu of Cash Distributions	—
Redeemed	—
Net Increase (Decrease) in Shares Outstanding	500

1 Inception.

At November 30, 2018, one shareholder was the record or beneficial owner of 35% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G.     Management has determined that no events or transactions occurred subsequent to November 30, 2018, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Wellington Fund and Shareholders of Vanguard U.S. Liquidity Factor ETF, Vanguard U.S. Minimum Volatility ETF, Vanguard U.S. Momentum Factor ETF, Vanguard U.S. Multifactor ETF, Vanguard U.S. Quality Factor ETF, and Vanguard U.S. Value Factor ETF

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of Vanguard U.S. Liquidity Factor ETF, Vanguard U.S. Minimum Volatility ETF, Vanguard U.S. Momentum Factor ETF, Vanguard U.S. Multifactor ETF, Vanguard U.S. Quality Factor ETF, and Vanguard U.S. Value Factor ETF (six of the funds constituting Vanguard Wellington Fund, hereafter collectively referred to as the “Funds”) as of November 30, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period February 13, 2018 (inception) through November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2018, and the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the period February 13, 2018 (inception) through November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 17, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for Vanguard U.S. Factor ETFs

This information for the period ended November 30, 2018, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the period as follows:

Fund	($000)
U.S. Liquidity Factor ETF	88
U.S. Minimum Volatility ETF	99
U.S. Momentum Factor ETF	90
U.S. Multifactor ETF	369
U.S. Quality Factor ETF	73
U.S. Value Factor ETF	286

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
U.S. Liquidity Factor ETF	100.0%
U.S. Minimum Volatility ETF	57.2
U.S. Momentum Factor ETF	100.0
U.S. Multifactor ETF	100.0
U.S. Quality Factor ETF	96.7
U.S. Value Factor ETF	93.0

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q44190 012019

Annual Report | November 30, 2018 Vanguard U.S. Multifactor Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our CEO	1

Your Fund’s Performance at a Glance	2

Advisor’s Report	3

About Your Fund’s Expenses	4

Performance Summary	6

Financial Statements	8

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our CEO

Tim Buckley

President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

It’s important to be prepared for that turbulence, whenever it appears. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

President and Chief Executive Officer

December 18, 2018

1

Your Fund’s Performance at a Glance

•   From its inception on February 15, 2018, through November 30, 2018, Vanguard U.S. Multifactor Fund returned –1.11%. It underperformed its benchmark, the Russell 3000 Index, by more than 3 percentage points.

•   The fund seeks to provide long-term capital appreciation by investing in stocks that have relatively strong recent performance, strong fundamentals, and low prices relative to broad U.S. equity market fundamentals as determined by the advisor.

•   In terms of relative sector performance, the fund’s holdings in technology were the only positive contributor. Those in financial services and energy were the biggest detractors.

Market Barometer

	Average Annual Total Returns
	Periods Ended November 30, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	5.92%	11.94%	10.89%
Russell 2000 Index (Small-caps)	0.57	10.08	7.50
Russell 3000 Index (Broad U.S. market)	5.53	11.80	10.62
FTSE All-World ex US Index (International)	-7.98	5.59	2.17

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.34%	1.33%	2.03%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	1.13	2.13	3.52
FTSE Three-Month U.S. Treasury Bill Index	1.76	0.92	0.55

CPI
Consumer Price Index	2.18%	2.02%	1.58%

2

Advisor’s Report

From its February 15, 2018, inception through November 30, 2018, Vanguard U.S. Multifactor Fund returned –1.11%. It underperformed the 2.33% return of its benchmark, the Russell 3000 Index, by more than 3 percentage points.

The fund seeks to create a portfolio with broad equity exposure and the potential for long-term capital appreciation by investing in stocks with relatively strong recent performance, strong fundamentals, and low prices relative to fundamentals. To promote diversification and to mitigate exposure to less liquid and more volatile stocks, a rules-based screen is applied to the universe of all U.S. large-, mid-, and small-capitalization stocks. We then evaluate the remaining securities based on exposure to momentum, quality, and value factors.

The investment environment

Global stock markets ended in negative territory for the period from February 15, 2018, through November 30, 2018, but U.S. stocks produced solid returns as increasing profits and a strong economy lifted investor sentiment amid concerns about rising interest rates, higher inflation, and trade tensions. Large-cap stocks beat small-caps and growth stocks outpaced value.

Emerging-market stocks were hurt by trade tensions and a rising U.S. dollar. Results in Europe and the Asia-Pacific region also suffered, in part because these areas depend more on emerging markets.

The overall U.S. fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.45% for the period. Yields rose and prices mostly declined as investors remained concerned about the threat of inflation and the possibility that the Federal Reserve would more aggressively raise rates.

The Fed raised rates in March, June, and September. It did so again in December, after the period covered in this report, and signaled that more rate hikes might come in 2019.

The fund’s successes and shortfalls

Exposure to small-cap stocks dampened returns for the U.S. Multifactor Fund. Quality and momentum factors made the largest contributions, while value detracted. Technology was the only positive sector on a relative basis. Holdings in financial services and energy retreated the most.

We expect our approach to portfolio construction to produce long-term capital appreciation that reflects the factors emphasized by the fund. Results will vary over different periods across the different factors. However, we believe that focusing on the risk-adjusted returns of the portfolio relative to its targeted factors and the benchmark will serve investors well over time.

We thank you for your investment and look forward to serving you in the period ahead.

Antonio Picca, Senior Portfolio Manager, Head of Factor-Based Strategies

Vanguard Quantitative Equity Group

December 21, 2018

3

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

4

Six Months Ended November 30, 2018

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Multifactor Fund	5/31/2018	11/30/2018	Period
Based on Actual Fund Return	$1,000.00	$957.51	$0.88
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.17	0.91

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for the period is 0.18%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

5

U.S. Multifactor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 15, 2018, Through November 30, 2018

Initial Investment of $50,000

	Total Returns
	Period Ended November 30, 2018
	Since	Final Value
	Inception	of a $50,000
	(2/15/2018)	Investment
U.S. Multifactor Fund Admiral™ Shares	-1.11%	$49,446
Russell 3000 Index	2.33	51,163

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative benchmark.

Total Returns: Period Ended September 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception
Admiral Shares	2/15/2018	7.52%

See Financial Highlights for dividend and capital gains information.

6

U.S. Multifactor Fund

Sector Diversification

As of November 30, 2018

Consumer Discretionary	23.3%
Consumer Staples	3.9
Energy	11.6
Financial Services	22.9
Health Care	9.9
Materials & Processing	2.8
Producer Durables	10.9
Technology	10.6
Utilities	4.1

The table reflects the fund’s equity exposure, based on its investments in stocks and stock futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

7

U.S. Multifactor Fund

Financial Statements

Statement of Net Assets

As of November 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (98.1%)[1]
Consumer Discretionary (22.9%)
	Target Corp.	5,688	404
	Ross Stores Inc.	4,211	369
	TJX Cos. Inc.	6,862	335
	Walmart Inc.	3,169	309
	NIKE Inc. Class B	3,737	281
	Walt Disney Co.	2,284	264
	Costco Wholesale Corp.	983	227
	Dollar General Corp.	1,469	163
	Darden Restaurants Inc.	1,459	161
	Hyatt Hotels Corp. Class A	2,219	158
	Brinker International Inc.	2,845	145
	Advance Auto Parts Inc.	782	139
	Kohl’s Corp.	2,058	138
*	Lululemon Athletica Inc.	1,042	138
	Gap Inc.	4,720	129
*	Vera Bradley Inc.	11,038	122
	Oxford Industries Inc.	1,512	122
	World Wrestling Entertainment Inc. Class A	1,635	121
	Tower International Inc.	4,292	121
*	Deckers Outdoor Corp.	891	119
*	Helen of Troy Ltd.	821	117
	Marcus Corp.	2,712	115
	Lowe’s Cos. Inc.	1,184	112
*	Stoneridge Inc.	4,093	109
	Dillard’s Inc. Class A	1,541	107
	Buckle Inc.	5,596	107
	Carnival Corp.	1,759	106
*	Regis Corp.	5,708	104
*	G-III Apparel Group Ltd.	2,565	103
*	Sally Beauty Holdings Inc.	4,616	97
*	Ulta Beauty Inc.	324	96
	La-Z-Boy Inc.	3,296	96
	Cato Corp. Class A	5,969	90
	PVH Corp.	811	90
	Tailored Brands Inc.	3,796	87
	HealthStream Inc.	2,901	71
	International Speedway Corp. Class A	1,633	69
	Tractor Supply Co.	723	69
	Ralph Lauren Corp. Class A	617	69
*	Cooper-Standard Holdings Inc.	931	68
	National Presto Industries Inc.	507	65
	Acushnet Holdings Corp.	2,804	64
	Lear Corp.	453	62
	Nordstrom Inc.	1,159	61
*	Chuy’s Holdings Inc.	2,794	60
	Cracker Barrel Old Country Store Inc.	313	57
	Johnson Outdoors Inc. Class A	784	56
	Chico’s FAS Inc.	10,228	55
	Standard Motor Products Inc.	1,037	55
*	Adtalem Global Education Inc.	940	54
	Texas Roadhouse Inc. Class A	741	49
	Autoliv Inc.	548	47
	Citi Trends Inc.	2,240	46
*	Zumiez Inc.	2,186	43
	DSW Inc. Class A	1,545	43
	American Eagle Outfitters Inc.	2,013	42
	Ruth’s Hospitality Group Inc.	1,665	41
	Williams-Sonoma Inc.	708	40
	Caleres Inc.	1,317	40
	Gannett Co. Inc.	3,729	39
*	Discovery Communications Inc. Class A	1,194	37
	Viacom Inc. Class B	1,176	36
*	AutoZone Inc.	43	35
	Aaron’s Inc.	736	34
	AMC Entertainment Holdings Inc. Class A	2,475	34

8

U.S. Multifactor Fund

			Market
			Value•
		Shares	($000)
*	MSG Networks Inc.	1,235	33
	Best Buy Co. Inc.	511	33
*	Urban Outfitters Inc.	854	33
	Dick’s Sporting Goods Inc.	855	31
	Macy’s Inc.	862	29
	New Media Investment Group Inc.	2,212	29
	Gentex Corp.	1,277	29
	Tilly’s Inc. Class A	2,396	28
*	AutoNation Inc.	720	27
	Children’s Place Inc.	205	27
	Scholastic Corp.	567	26
	BJ’s Restaurants Inc.	482	26
	John Wiley & Sons Inc. Class A	466	26
*	Genesco Inc.	612	26
	Cinemark Holdings Inc.	654	25
	National CineMedia Inc.	3,622	25
	Travelport Worldwide Ltd.	1,613	25
*	Burlington Stores Inc.	146	24
	GameStop Corp. Class A	1,672	23
*	Crocs Inc.	784	22
*	Etsy Inc.	385	21
*	Boot Barn Holdings Inc.	887	20
	Thor Industries Inc.	296	20
*	Habit Restaurants Inc. Class A	1,541	19
*	Red Robin Gourmet Burgers Inc.	528	18
*	1-800-Flowers.com Inc. Class A	1,417	18
	Columbia Sportswear Co.	183	17
	Haverty Furniture Cos. Inc.	805	16
*	America’s Car-Mart Inc.	220	16
*	K12 Inc.	663	16
*	Gray Television Inc.	838	15
*	ZAGG Inc.	1,512	15
	Omnicom Group Inc.	190	15
	Big Lots Inc.	333	14
	Tiffany & Co.	156	14
	Movado Group Inc.	357	13
*	Cavco Industries Inc.	78	13
	Garmin Ltd.	192	13
	Shutterstock Inc.	328	13
*	Monarch Casino & Resort Inc.	295	12
	Cable One Inc.	13	12
	Hooker Furniture Corp.	379	11
	Wolverine World Wide Inc.	327	11
	Sonic Automotive Inc. Class A	704	11
*	Sportsman’s Warehouse Holdings Inc.	2,441	11
*	MarineMax Inc.	517	11
*	Liberty Expedia Holdings Inc. Class A	255	11
*	Potbelly Corp.	1,047	11
	Tenneco Inc. Class A	304	10
*	Laureate Education Inc. Class A	688	10
	Steven Madden Ltd.	312	10
*	Ollie’s Bargain Outlet Holdings Inc.	111	10
*	Fiesta Restaurant Group Inc.	501	9
*	Five Below Inc.	89	9
	Inter Parfums Inc.	150	9
	Monro Inc.	106	9
	Ethan Allen Interiors Inc.	410	8
	Guess? Inc.	338	8
*	Murphy USA Inc.	93	8
	Sinclair Broadcast Group Inc. Class A	233	7
	Expedia Group Inc.	59	7
*	Malibu Boats Inc. Class A	146	7
*	Meritor Inc.	427	7
	Wingstop Inc.	107	7
*	American Public Education Inc.	217	7
*	Rosetta Stone Inc.	398	7
*	MasterCraft Boat Holdings Inc.	256	7
			8,152
Consumer Staples (3.8%)
	Walgreens Boots Alliance Inc.	3,747	317
	Weis Markets Inc.	2,768	127
*	USANA Health Sciences Inc.	1,035	127
	Lancaster Colony Corp.	621	112
	Nu Skin Enterprises Inc. Class A	1,482	98
	John B Sanfilippo & Son Inc.	1,502	93
*	Freshpet Inc.	2,165	71
	Flowers Foods Inc.	2,760	55
	Medifast Inc.	324	48
*	US Foods Holding Corp.	1,197	40
	Ingredion Inc.	343	36
	Calavo Growers Inc.	363	36
*	Boston Beer Co. Inc. Class A	126	35
	Kroger Co.	1,155	34
	Cal-Maine Foods Inc.	724	34
	Ingles Markets Inc. Class A	842	24
	Core-Mark Holding Co. Inc.	896	23
*	United Natural Foods Inc.	696	15
	Casey’s General Stores Inc.	102	13
	Energizer Holdings Inc.	281	13

9

U.S. Multifactor Fund

			Market
			Value•
		Shares	($000)
*	Performance Food Group Co.	355	12
*	Chefs’ Warehouse Inc.	193	7
			1,370
Energy (11.4%)
	Chevron Corp.	3,672	437
	Phillips 66	4,275	400
	ConocoPhillips	5,390	357
	EOG Resources Inc.	2,871	297
	Occidental Petroleum Corp.	3,704	260
	Exxon Mobil Corp.	3,143	250
	Anadarko Petroleum Corp.	3,047	161
*	Renewable Energy Group Inc.	5,945	160
	Murphy Oil Corp.	4,927	157
	Pioneer Natural Resources Co.	758	112
	Helmerich & Payne Inc.	1,774	107
*	ProPetro Holding Corp.	5,981	97
	Mammoth Energy Services Inc.	3,837	97
*	Carrizo Oil & Gas Inc.	5,573	95
	SM Energy Co.	4,527	92
	Marathon Petroleum Corp.	1,403	91
*	Diamond Offshore Drilling Inc.	7,104	90
	Arch Coal Inc. Class A	1,049	85
*	Matrix Service Co.	3,875	79
*	WPX Energy Inc.	5,342	75
*	SRC Energy Inc.	11,004	63
	Warrior Met Coal Inc.	2,499	59
	HollyFrontier Corp.	857	54
*	Continental Resources Inc.	1,106	51
	PBF Energy Inc. Class A	1,303	50
	Marathon Oil Corp.	2,875	48
	Peabody Energy Corp.	1,532	48
	Delek US Holdings Inc.	858	34
*	Whiting Petroleum Corp.	873	26
	Noble Energy Inc.	965	23
*	Parsley Energy Inc. Class A	962	19
*	W&T Offshore Inc.	2,669	16
*	Unit Corp.	618	13
	World Fuel Services Corp.	382	10
	Diamondback Energy Inc.	78	9
*	Helix Energy Solutions Group Inc.	927	8
	Baker Hughes a GE Co. Class A	302	7
*	REX American Resources Corp.	99	7
	Cimarex Energy Co.	79	6
*	Oasis Petroleum Inc.	863	6
			4,056
Financial Services (22.5%)
	Bank of America Corp.	13,143	373
	JPMorgan Chase & Co.	3,160	351
	SunTrust Banks Inc.	5,476	343
	Aflac Inc.	5,760	263
	Visa Inc. Class A	1,850	262
	Allstate Corp.	2,604	232
	Wells Fargo & Co.	4,240	230
	US Bancorp	3,616	197
	Mastercard Inc. Class A	797	160
	Medical Properties Trust Inc.	8,869	153
	Universal Insurance Holdings Inc.	3,174	139
	Prosperity Bancshares Inc.	1,908	132
	Primerica Inc.	958	114
	Janus Henderson Group plc	4,816	113
	Bank of New York Mellon Corp.	2,095	107
	First BanCorp	11,841	107
	First Interstate BancSystem Inc. Class A	2,439	106
	BB&T Corp.	2,051	105
	PNC Financial Services Group Inc.	770	105
	American Express Co.	931	105
	Walker & Dunlop Inc.	2,182	103
	Hanover Insurance Group Inc.	879	101
	Progressive Corp.	1,480	98
	Zions Bancorp NA	1,947	95
	CIT Group Inc.	2,030	94
	NBT Bancorp Inc.	2,400	94
	Northwest Bancshares Inc.	5,120	92
	National General Holdings Corp.	3,442	91
	American National Insurance Co.	713	91
	CorEnergy Infrastructure Trust Inc.	2,482	90
	M&T Bank Corp.	510	86
	Brown & Brown Inc.	2,964	86
	LegacyTexas Financial Group Inc.	2,184	85
*	HomeStreet Inc.	3,152	84
	Central Pacific Financial Corp.	2,890	81
	Fidelity Southern Corp.	3,383	80
	Synchrony Financial	3,064	80
*	Customers Bancorp Inc.	3,924	77
	Synovus Financial Corp.	2,011	76
	East West Bancorp Inc.	1,408	76
	Discover Financial Services	1,055	75
	MetLife Inc.	1,631	73
	Great Western Bancorp Inc.	1,910	71

10

U.S. Multifactor Fund

			Market
			Value•
		Shares	($000)
	BOK Financial Corp.	830	70
	International Bancshares Corp.	1,814	70
	BancorpSouth Bank	2,252	69
	Hanmi Financial Corp.	3,040	68
	Trustmark Corp.	2,035	66
	Independent Bank Group Inc.	1,146	66
	Enterprise Financial Services Corp.	1,451	65
	Commerce Bancshares Inc.	960	60
	FirstCash Inc.	658	59
	Cullen/Frost Bankers Inc.	577	58
*	TriState Capital Holdings Inc.	2,213	56
*	Axos Financial Inc.	1,762	55
	City Holding Co.	714	55
	Cadence BanCorp Class A	2,571	53
	Umpqua Holdings Corp.	2,696	52
	S&T Bancorp Inc.	1,210	51
	Ally Financial Inc.	1,907	51
	WesBanco Inc.	1,138	49
*	Eagle Bancorp Inc.	829	48
	Northern Trust Corp.	449	45
	KeyCorp	2,292	42
	WR Berkley Corp.	529	42
	Torchmark Corp.	472	41
	BancFirst Corp.	696	39
	Reinsurance Group of America Inc. Class A	241	36
	T. Rowe Price Group Inc.	348	35
	Washington Federal Inc.	1,157	33
	CNA Financial Corp.	699	33
	Regions Financial Corp.	1,977	33
	Fifth Third Bancorp	1,132	32
	Ameriprise Financial Inc.	241	31
	TCF Financial Corp.	1,382	31
	Principal Financial Group Inc.	628	31
	Lincoln National Corp.	490	31
	Comerica Inc.	385	30
	Federal Agricultural Mortgage Corp.	461	30
	Invesco Ltd.	1,476	30
	Citizens Financial Group Inc.	825	30
	BankUnited Inc.	865	30
	First Citizens BancShares Inc. Class A	64	27
	Huntington Bancshares Inc.	1,838	27
	LPL Financial Holdings Inc.	401	26
	UMB Financial Corp.	339	23
*	Western Alliance Bancorp	474	22
	Affiliated Managers Group Inc.	199	22
	Wintrust Financial Corp.	279	22
	E*TRADE Financial Corp.	344	18
	Bank of NT Butterfield & Son Ltd.	430	17
	Bank of Hawaii Corp.	207	16
	Cathay General Bancorp	410	16
	Chemical Financial Corp.	342	16
	Peapack Gladstone Financial Corp.	522	15
	Fulton Financial Corp.	810	14
	Loews Corp.	292	14
	ConnectOne Bancorp Inc.	692	14
	Preferred Bank	270	14
	Unum Group	353	13
	Raymond James Financial Inc.	157	12
	Morningstar Inc.	103	12
	Hope Bancorp Inc.	775	12
	Nelnet Inc. Class A	210	11
*	Ambac Financial Group Inc.	584	10
	Waddell & Reed Financial Inc. Class A	501	10
	FNB Corp.	831	10
	National Western Life Group Inc. Class A	32	10
	Kinsale Capital Group Inc.	156	10
	Provident Financial Services Inc.	346	9
	TrustCo Bank Corp. NY	1,111	9
	1st Source Corp.	181	9
	EVERTEC Inc.	291	8
	First Bancorp	194	8
*	First Data Corp. Class A	385	7
	Heartland Financial USA Inc.	133	7
	Independent Bank Corp.	89	7
	Lakeland Financial Corp.	154	7
	Lakeland Bancorp Inc.	429	7
	Park National Corp.	70	7
			8,000
Health Care (9.7%)
	HCA Healthcare Inc.	2,466	355
	Allergan plc	1,714	268
	Medtronic plc	2,692	263
	Merck & Co. Inc.	2,963	235
	Pfizer Inc.	4,265	197
*	Medpace Holdings Inc.	2,697	167
	Cigna Corp.	713	159
	US Physical Therapy Inc.	1,141	136
	Universal Health Services Inc. Class B	843	116
	UnitedHealth Group Inc.	397	112
*	Haemonetics Corp.	991	106
*	Biogen Inc.	296	99
*	ICU Medical Inc.	360	87
*	HealthEquity Inc.	826	73

11

U.S. Multifactor Fund

			Market
			Value•
		Shares	($000)
*	Triple-S Management Corp. Class B	3,763	72
*	Jazz Pharmaceuticals plc	460	70
*	Centene Corp.	457	65
*	NextGen Healthcare Inc.	3,686	65
*	Intuitive Surgical Inc.	118	63
*	Veeva Systems Inc. Class A	634	61
	CONMED Corp.	615	42
	Encompass Health Corp.	499	37
*	Inogen Inc.	234	34
*	Laboratory Corp. of America Holdings	228	33
*	American Renal Associates Holdings Inc.	1,961	32
*	LivaNova plc	285	29
*	AngioDynamics Inc.	1,235	27
*	Surmodics Inc.	422	26
	National HealthCare Corp.	299	25
	Ensign Group Inc.	547	25
	STERIS plc	190	23
*	Globus Medical Inc.	466	22
*	Amedisys Inc.	163	22
*	United Therapeutics Corp.	183	22
*	Henry Schein Inc.	240	21
	Patterson Cos. Inc.	827	21
*	Premier Inc. Class A	512	20
*	Integer Holdings Corp.	184	16
	Luminex Corp.	540	16
*	Mallinckrodt plc	633	15
	West Pharmaceutical Services Inc.	137	15
*	Emergent BioSolutions Inc.	201	15
*	Genomic Health Inc.	164	13
*	Avanos Medical Inc.	262	12
*	HMS Holdings Corp.	336	12
*	Glaukos Corp.	178	12
*	NuVasive Inc.	179	11
*	Align Technology Inc.	46	11
*	Tabula Rasa HealthCare Inc.	137	10
*	AMN Healthcare Services Inc.	144	9
	Hill-Rom Holdings Inc.	81	8
	Atrion Corp.	10	8
*	Omnicell Inc.	99	8
*	AtriCure Inc.	221	7
	Zimmer Biomet Holdings Inc.	62	7
*	Cerner Corp.	123	7
			3,442
Materials & Processing (2.8%)
	Sonoco Products Co.	2,797	161
	Apogee Enterprises Inc.	2,633	96
	Carpenter Technology Corp.	2,150	93
	Greif Inc. Class A	1,650	85
	Universal Forest Products Inc.	2,992	83
	Insteel Industries Inc.	2,402	66
*	NCI Building Systems Inc.	4,751	54
	Westrock Co.	1,130	53
	Commercial Metals Co.	2,082	40
	Mosaic Co.	897	32
	Louisiana-Pacific Corp.	1,377	31
	Westlake Chemical Corp.	353	26
	Boise Cascade Co.	954	25
	Materion Corp.	461	24
	Simpson Manufacturing Co. Inc.	374	22
*	BMC Stock Holdings Inc.	844	14
	Reliance Steel & Aluminum Co.	168	14
	Domtar Corp.	241	11
	Comfort Systems USA Inc.	191	10
*	Continental Building Products Inc.	351	10
	Cabot Microelectronics Corp.	84	9
*	RBC Bearings Inc.	49	8
	Stepan Co.	88	7

*	Cleveland-Cliffs Inc.	700	6
			980
Producer Durables (10.7%)
	Delta Air Lines Inc.	7,403	449
	Eaton Corp. plc	2,565	197
	Textron Inc.	3,033	170
	Emerson Electric Co.	2,203	149
*	HD Supply Holdings Inc.	3,441	137
*	FTI Consulting Inc.	1,785	125
	MSC Industrial Direct Co. Inc. Class A	1,248	111
	Greenbrier Cos. Inc.	2,238	110
	Johnson Controls International plc	3,141	109
	ICF International Inc.	1,411	99
	Raytheon Co.	544	95
	Systemax Inc.	3,349	93
	Snap-on Inc.	561	93
*	Teledyne Technologies Inc.	396	89
	Kaman Corp.	1,454	83
	Huntington Ingalls Industries Inc.	380	82
*	Zebra Technologies Corp.	443	80
	Korn/Ferry International	1,599	78
*	TrueBlue Inc.	3,087	78
*	JetBlue Airways Corp.	3,981	78
	Astec Industries Inc.	2,166	77
	Schneider National Inc. Class B	3,374	75
	IDEX Corp.	495	68
	CRA International Inc.	1,354	66
	Marten Transport Ltd.	3,353	65
*	TriNet Group Inc.	1,344	62

12

U.S. Multifactor Fund

			Market
			Value•
		Shares	($000)
	Pentair plc	1,171	50
	Steelcase Inc. Class A	2,895	47
	McGrath RentCorp	776	42
	Matson Inc.	855	34
*	Conduent Inc.	2,564	33
	ACCO Brands Corp.	4,016	33
	Kforce Inc.	1,003	32
*	Casella Waste Systems Inc. Class A	855	28
	Old Dominion Freight Line Inc.	200	27
	Werner Enterprises Inc.	789	27
*	Covenant Transportation Group Inc. Class A	1,169	27
	Kelly Services Inc. Class A	1,085	25
	Forward Air Corp.	371	24
	Herman Miller Inc.	702	24
*	Blue Bird Corp.	1,189	23
	SkyWest Inc.	386	22
*	Sykes Enterprises Inc.	753	21
*	CBIZ Inc.	964	20
	Insperity Inc.	202	20
	Heidrick & Struggles International Inc.	473	17
*	Saia Inc.	278	17
	Robert Half International Inc.	266	16
	MAXIMUS Inc.	211	15
*	SEACOR Holdings Inc.	358	15
	Dover Corp.	170	14
*	MYR Group Inc.	440	14
	Ryder System Inc.	215	12
*	Hub Group Inc. Class A	271	12
	Costamare Inc.	2,253	12
*	US Xpress Enterprises Inc. Class A	1,439	12
*	Darling Ingredients Inc.	532	12
	Rollins Inc.	178	11
*	WESCO International Inc.	206	11
	UniFirst Corp.	70	11
*	NV5 Global Inc.	147	11
*	Aegion Corp. Class A	564	11
	Hillenbrand Inc.	223	10
	FLIR Systems Inc.	204	9
	Republic Services Inc. Class A	119	9
*	Proto Labs Inc.	68	9
	Knoll Inc.	399	8
	Navigant Consulting Inc.	297	8
*	SP Plus Corp.	246	7
*	Atkore International Group Inc.	362	7
*	Echo Global Logistics Inc.	287	7
*	Vishay Precision Group Inc.	211	7
	Encore Wire Corp.	143	7
	HNI Corp.	184	7
*	Milacron Holdings Corp.	478	7
	Columbus McKinnon Corp.	194	7
*	WageWorks Inc.	191	6
			3,815
Technology (10.3%)
	HP Inc.	16,029	369
	Intel Corp.	6,432	317
	Apple Inc.	1,700	304
*	Adobe Inc.	983	247
*	Fabrinet	3,196	168
	Intuit Inc.	700	150
*	F5 Networks Inc.	807	139
*	CACI International Inc. Class A	738	122
*	Qorvo Inc.	1,783	117
*	Dell Technologies Inc. Class V	1,064	112
	Texas Instruments Inc.	1,075	107
	Jabil Inc.	4,110	103
*	PTC Inc.	1,146	99
	Seagate Technology plc	2,262	97
*	Diodes Inc.	2,787	97
*	Nanometrics Inc.	2,886	93
*	Insight Enterprises Inc.	1,964	88
*	Akamai Technologies Inc.	1,245	86
*	Fortinet Inc.	1,112	82
*	VMware Inc. Class A	461	77
*	NETGEAR Inc.	1,120	62
*	Varonis Systems Inc.	1,067	62
*	SPS Commerce Inc.	720	61
	Comtech Telecommunications Corp.	2,341	60
*	TechTarget Inc.	3,692	53
	Hewlett Packard Enterprise Co.	3,206	48
*	Perficient Inc.	1,830	46
	Amdocs Ltd.	635	41
	ManTech International Corp. Class A	613	34
*	Virtusa Corp.	712	32
	Cohu Inc.	1,497	29
*	Unisys Corp.	1,998	27
*	New Relic Inc.	252	22
*	ON Semiconductor Corp.	865	17
*	Workiva Inc.	403	15
*	Appfolio Inc.	208	13
*	ePlus Inc.	142	12
	Dolby Laboratories Inc. Class A	154	11
*	LivePerson Inc.	542	10
*	Qualys Inc.	118	9
	DXC Technology Co.	143	9
	Cypress Semiconductor Corp.	548	8

13

U.S. Multifactor Fund

			Market
			Value•
		Shares	($000)
	Skyworks Solutions Inc.	103	7
	TiVo Corp.	681	7
*	Yext Inc.	402	6
			3,675
Utilities (4.0%)
	Exelon Corp.	6,681	310
*	T-Mobile US Inc.	3,576	245
	Hawaiian Electric Industries Inc.	4,747	182
*	United States Cellular Corp.	1,934	108
	Avangrid Inc.	2,127	107
	IDACORP Inc.	997	98
	Portland General Electric Co.	1,992	96
	ALLETE Inc.	923	75
*	8x8 Inc.	3,781	75
	CenturyLink Inc.	2,505	47
*	Vonage Holdings Corp.	2,538	27
	Telephone & Data Systems Inc.	712	25
*	Boingo Wireless Inc.	474	12
	ATN International Inc.	119	10
			1,417
Total Common Stocks (Cost $35,682)			34,907
Temporary Cash Investment (1.7%)[1]
Money Market Fund (1.7%)
[2]	Vanguard Market Liquidity Fund, 2.407% (Cost $619)	6,192	619
Total Investments (99.8%)
(Cost $36,301)			35,526

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	2
Receivables for Accrued Income	66
Receivables for Capital Shares Issued	5
Variation Margin Receivable—Futures Contracts	1
Other Assets[3]	37
Total Other Assets	111
Liabilities
Payables for Investment Securities Purchased	(1)
Payables for Capital Shares Redeemed	(42)
Payables to Vanguard	(3)
Total Liabilities	(46)
Net Assets (100%)
Applicable to 1,450,758 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	35,591
Net Asset Value Per Share	$24.53

At November 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	36,754
Total Distributable Earnings (Loss)	(1,163)
Net Assets	35,591

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and -0.1%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Cash of $36,000 has been segregated as initial margin for open futures contracts.

14

U.S. Multifactor Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
					($000)
					Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	December 2018	5		384	2
E-mini S&P 500 Index	December 2018	2		276	2
					4

See accompanying Notes, which are an integral part of the Financial Statements.

15

U.S. Multifactor Fund

Statement of Operations

February 15, 2018[1] to
November 30, 2018
($000)
Investment Income
Income
Dividends	428
Interest[2]	8
Total Income	436
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	19
Marketing and Distribution	—
Custodian Fees	5
Auditing Fees	17
Shareholders’ Report	2
Total Expenses	43
Net Investment Income	393
Realized Net Gain (Loss)
Investment Securities Sold[2]	(446)
Futures Contracts	(52)
Realized Net Gain (Loss)	(498)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(775)
Futures Contracts	4
Change in Unrealized Appreciation (Depreciation)	(771)
Net Increase (Decrease) in Net Assets Resulting from Operations	(876)

1 Inception.

2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $8,000, $1,000, and $0, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Multifactor Fund

Statement of Changes in Net Assets

February 15, 2018[1] to
November 30, 2018
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	393
Realized Net Gain (Loss)	(498)
Change in Unrealized Appreciation (Depreciation)	(771)
Net Increase (Decrease) in Net Assets Resulting from Operations	(876)
Distributions
Net Investment Income	(287)
Realized Capital Gain	—
Total Distributions	(287)
Capital Share Transactions
Issued	56,322
Issued in Lieu of Cash Distributions	231
Redeemed	(19,799)
Net Increase (Decrease) from Capital Share Transactions	36,754
Total Increase (Decrease)	35,591
Net Assets
Beginning of Period	—
End of Period	35,591

1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Multifactor Fund

Financial Highlights

February 15, 2018[1] to
For a Share Outstanding Throughout the Period	November 30, 2018
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income[2]	.333
Net Realized and Unrealized Gain (Loss) on Investments	(.598)
Total from Investment Operations	(.265)
Distributions
Dividends from Net Investment Income	(.205)
Distributions from Realized Capital Gains	—
Total Distributions	(.205)
Net Asset Value, End of Period	$24.53

Total Return[3]	-1.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$36
Ratio of Total Expenses to Average Net Assets	0.18%[4]
Ratio of Net Investment Income to Average Net Assets	1.64%[4]
Portfolio Turnover Rate	58%

1 Inception.

2 Calculated based on average shares outstanding.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Multifactor Fund

Notes to Financial Statements

Vanguard U.S. Multifactor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended November 30, 2018, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period ended November 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

19

U.S. Multifactor Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2018, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees, and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2018, the fund had contributed to Vanguard capital in the amount of $2,000, representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At November 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

20

U.S. Multifactor Fund

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	106
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(494)
Net Unrealized Gains (Losses)	(775)

As of November 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	36,301
Gross Unrealized Appreciation	2,036
Gross Unrealized Depreciation	(2,811)
Net Unrealized Appreciation (Depreciation)	(775)

E.  During the period ended November 30, 2018, the fund purchased $53,818,000 of investment securities and sold $17,691,000 of investment securities, other than temporary cash investments.

F.  Capital shares issued and redeemed were:

February 15, 2018[1] to
November 30, 2018
Shares
(000)
Issued	2,205
Issued in Lieu of Cash Distributions	9
Redeemed	(763)
Net Increase (Decrease) in Shares Outstanding	1,451

1 Inception.

G. Management has determined that no events or transactions occurred subsequent to November 30, 2018, that would require recognition or disclosure in these financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Wellington Fund and Shareholders of Vanguard U.S. Multifactor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard U.S. Multifactor Fund (one of the funds constituting Vanguard Wellington Fund, referred to hereafter as the “Fund”) as of November 30, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period February 15, 2018 (inception) through November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the period February 15, 2018 (inception) through November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 17, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

22

Special 2018 tax information (unaudited) for Vanguard U.S. Multifactor Fund

This information for the period ended November 30, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $287,000 of qualified dividend income to shareholders during the period.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q5160 012019

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended November 30, 2018: $129,000
Fiscal Year Ended November 30, 2017: $41,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2018: $9,734,277
Fiscal Year Ended November 30, 2017: $8,424,459

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b)     Audit-Related Fees.

Fiscal Year Ended November 30, 2018: $5,581,336
Fiscal Year Ended November 30, 2017: $3,194,093

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)     Tax Fees.

Fiscal Year Ended November 30, 2018: $347,985
Fiscal Year Ended November 30, 2017: $274,313

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)     All Other Fees.

Fiscal Year Ended November 30, 2018: $0
Fiscal Year Ended November 30, 2017: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)    (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2018: $347,985
Fiscal Year Ended November 30, 2017: $274,313

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2018

	Shares	Market Value ($000)
Common Stocks (64.9%)
Communication Services (6.2%)
Verizon Communications Inc.	42,295,368	2,550,411
* Alphabet Inc. Class A	1,635,879	1,815,253
Comcast Corp. Class A	42,404,884	1,654,214
AT&T Inc.	11,393,910	355,946
		6,375,824
Consumer Discretionary (2.6%)
Lowe’s Cos. Inc.	6,340,097	598,315
Home Depot Inc.	2,981,836	537,685
Hilton Worldwide Holdings Inc.	7,045,142	532,190
TJX Cos. Inc.	10,828,632	528,979
* eBay Inc.	8,279,687	247,149
* Alibaba Group Holding Ltd. ADR	840,100	135,138
Volkswagen AG Preference Shares	672,566	114,153
		2,693,609
Consumer Staples (4.3%)
PepsiCo Inc.	7,878,517	960,706
Unilever NV	12,546,124	696,242
Sysco Corp.	8,507,469	573,403
Walmart Inc.	5,118,632	499,834
Diageo plc	13,408,942	484,247
Coca-Cola Co.	9,022,580	454,738
Nestle SA	5,101,471	435,222
Philip Morris International Inc.	4,044,766	349,994
		4,454,386
Energy (5.6%)
Chevron Corp.	15,112,060	1,797,428
Exxon Mobil Corp.	13,679,891	1,087,551
ConocoPhillips	9,007,321	596,105
^ Suncor Energy Inc.	18,175,851	586,049
Halliburton Co.	16,774,559	527,224
BP plc	65,360,719	434,685
Hess Corp.	6,634,788	357,549
Canadian Natural Resources Ltd.	10,063,546	253,098
TOTAL SA	2,742,383	152,531
		5,792,220
Financials (14.8%)
JPMorgan Chase & Co.	21,525,538	2,393,425
Bank of America Corp.	76,323,330	2,167,583
Chubb Ltd.	10,420,692	1,393,663
Prudential Financial Inc.	13,348,138	1,251,521
PNC Financial Services Group Inc.	8,005,552	1,086,994
Intercontinental Exchange Inc.	10,197,166	833,312
Northern Trust Corp.	6,964,627	691,100
Citigroup Inc.	9,690,138	627,824
BlackRock Inc.	1,413,215	604,870
American International Group Inc.	13,584,382	587,525
Mitsubishi UFJ Financial Group Inc.	94,934,500	519,426
Bank of Nova Scotia	8,779,170	477,411
Marsh & McLennan Cos. Inc.	5,150,974	456,891
Hartford Financial Services Group Inc.	8,595,746	379,846
MetLife Inc.	7,363,989	328,655
BNP Paribas SA	5,554,237	279,369
UBS Group AG	17,141,686	231,927
ING Groep NV	16,955,890	205,366
Progressive Corp.	3,012,012	199,666
Zurich Insurance Group AG	609,704	191,646
Tokio Marine Holdings Inc.	3,849,340	190,152
* Brighthouse Financial Inc.	889,516	35,812
		15,133,984
Health Care (10.4%)
AstraZeneca plc ADR	32,460,280	1,292,568

1

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2018

	Shares	Market Value ($000)
Bristol-Myers Squibb Co.	24,056,304	1,286,050
Pfizer Inc.	26,280,551	1,214,950
Merck & Co. Inc.	14,582,142	1,156,947
Medtronic plc	11,649,050	1,136,132
UnitedHealth Group Inc.	3,800,444	1,069,293
CVS Health Corp.	10,655,600	854,579
Novartis AG	9,300,971	849,192
Eli Lilly & Co.	6,237,996	740,076
Abbott Laboratories	7,645,741	566,167
Koninklijke Philips NV	9,893,146	375,149
* Regeneron Pharmaceuticals Inc.	349,293	127,719
		10,668,822
Industrials (6.4%)
Union Pacific Corp.	5,581,902	858,385
United Parcel Service Inc. Class B	6,604,112	761,388
Deere & Co.	4,852,469	751,550
United Technologies Corp.	5,467,195	666,123
Lockheed Martin Corp.	2,086,152	626,743
Schneider Electric SE	8,298,047	604,852
Johnson Controls International plc	12,326,460	428,714
General Dynamics Corp.	2,209,248	408,468
Vinci SA	4,220,540	368,285
BAE Systems plc	54,097,239	340,077
Assa Abloy AB Class B	17,783,894	331,112
Eaton Corp. plc	2,743,087	211,053
Canadian National Railway Co. (New York Shares)	1,432,767	122,960
Canadian National Railway Co. (Toronto Shares)	618,300	53,126
		6,532,836
Information Technology (7.5%)
Microsoft Corp.	25,337,737	2,809,702
Intel Corp.	25,353,481	1,250,180
Cisco Systems Inc.	20,456,302	979,243
Apple Inc.	3,881,381	693,137
HP Inc.	23,729,990	545,790
Accenture plc Class A	2,983,440	490,836
International Business Machines Corp.	2,830,373	351,730
QUALCOMM Inc.	3,444,944	200,702
Texas Instruments Inc.	1,977,486	197,452
Samsung Electronics Co. Ltd. GDR	193,883	181,941
		7,700,713
Materials (2.2%)
International Paper Co.	14,129,722	652,652
DowDuPont Inc.	8,574,736	496,048
PPG Industries Inc.	3,985,643	435,750
LyondellBasell Industries NV Class A	2,956,390	275,861
* Linde plc	1,273,237	202,522
* BHP Group plc	9,537,693	183,652
Linde AG	252,942	54,795
		2,301,280
Real Estate (1.7%)
American Tower Corp.	5,406,695	889,347
Simon Property Group Inc.	4,534,970	842,099
		1,731,446
Utilities (3.2%)
NextEra Energy Inc.	7,146,090	1,298,516
Dominion Energy Inc.	12,617,485	940,003
Exelon Corp.	15,543,622	721,068
* Iberdrola SA	38,958,438	291,443
		3,251,030
Total Common Stocks (Cost $44,572,899)		66,636,150

2

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2018

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (6.4%)
U.S. Government Securities (5.6%)
	United States Treasury Inflation Indexed Bonds	0.750%	7/15/28	167,785	164,280
	United States Treasury Note/Bond	1.375%	2/29/20	62,000	60,944
1	United States Treasury Note/Bond	2.250%	2/29/20	1,244,000	1,235,839
	United States Treasury Note/Bond	2.250%	3/31/20	210,000	208,524
1	United States Treasury Note/Bond	1.625%	6/30/20	67,210	65,992
	United States Treasury Note/Bond	2.875%	10/31/20	47,620	47,672
	United States Treasury Note/Bond	1.250%	3/31/21	52,000	50,196
	United States Treasury Note/Bond	2.875%	11/15/21	1,000,000	1,001,410
	United States Treasury Note/Bond	2.125%	12/31/22	136,500	132,704
	United States Treasury Note/Bond	2.500%	3/31/23	337,000	332,312
	United States Treasury Note/Bond	2.625%	6/30/23	274,000	271,430
	United States Treasury Note/Bond	2.750%	7/31/23	104,000	103,578
	United States Treasury Note/Bond	2.000%	2/15/25	364,360	345,515
	United States Treasury Note/Bond	2.000%	8/15/25	61,860	58,400
	United States Treasury Note/Bond	1.625%	5/15/26	78,110	71,275
	United States Treasury Note/Bond	2.000%	11/15/26	43,000	40,084
	United States Treasury Note/Bond	2.250%	11/15/27	468,050	440,847
	United States Treasury Note/Bond	3.125%	11/15/28	166,220	167,909
	United States Treasury Note/Bond	2.875%	5/15/43	275,732	256,000
	United States Treasury Note/Bond	3.375%	5/15/44	115,630	117,094
	United States Treasury Note/Bond	2.500%	2/15/46	50,745	43,356
	United States Treasury Note/Bond	2.250%	8/15/46	117,264	94,727
	United States Treasury Note/Bond	2.875%	11/15/46	60,140	55,394
	United States Treasury Note/Bond	2.750%	8/15/47	172,845	154,940
	United States Treasury Note/Bond	3.125%	5/15/48	4,610	4,450
	United States Treasury Note/Bond	3.000%	8/15/48	18,965	17,863
	United States Treasury Strip Principal	0.000%	5/15/47	127,000	49,223
	United States Treasury Strip Principal	0.000%	8/15/47	247,840	95,265
					5,687,223
Conventional Mortgage-Backed Securities (0.6%)
2,3	Fannie Mae Pool	2.500%	9/1/27–12/1/28	4,841	4,675
2,3	Fannie Mae Pool	3.500%	11/1/45–11/1/48	637,359	625,243
2,3	Freddie Mac Gold Pool	3.000%	5/1/22–9/1/22	16	16
2	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	2,124	2,403
					632,337
Nonconventional Mortgage-Backed Securities (0.2%)
2,3	Fannie Mae REMICS	3.500%	4/25/31–10/25/56	67,829	68,014
2,3	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	18,581	19,026
2,3	Freddie Mac REMICS	3.500%	3/15/31	5,760	5,816
2,3	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	101,788	104,793
					197,649
Total U.S. Government and Agency Obligations (Cost $6,600,083)					6,517,209
Asset-Backed/Commercial Mortgage-Backed Securities (1.4%)
2,4	American Express Credit Account Master Trust	2.950%	3/15/23	60,315	59,876
2,4	American Tower Trust I	3.070%	3/15/23	43,000	41,843
2	AmeriCredit Automobile Receivables Trust 2016-3	2.240%	4/8/22	12,970	12,740
2,4,5	Ares XXIX CLO Ltd.	3.639%	4/17/26	31,553	31,556
2,4,5	Atlas Senior Loan Fund X Ltd.	3.526%	1/15/31	7,940	7,885
2,4,5	Avery Point IV CLO Ltd.	3.590%	4/25/26	32,065	32,069
2,4,5	Babson CLO Ltd. 2014-I	3.619%	7/20/25	4,243	4,243
4	Bank of Montreal	2.500%	1/11/22	60,000	58,673
2	BMW Vehicle Lease Trust 2018-1A	3.260%	7/20/21	10,290	10,305
2,4	Canadian Pacer Auto Receivables Trust 2018-2	2.547%	10/21/19	20,872	20,881
2,4	Canadian Pacer Auto Receiveable Trust A Series 2018	3.000%	6/21/21	8,998	9,019
2,4	Canadian Pacer Auto Receiveable Trust A Series 2018	3.270%	12/19/22	5,060	5,103
2,4,6	CARDS II Trust	2.676%	4/18/22	17,780	17,787
2	CarMax Auto Owner Trust	2.300%	5/15/19	1,025	1,025
2	CarMax Auto Owner Trust 2018-4	3.110%	2/15/22	36,000	35,975

3

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2018

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
2	CarMax Auto Owner Trust 2018-4	3.360%	9/15/23	20,960	21,031
2,4,5	Cent CLO	3.640%	10/25/28	16,895	16,889
2,4	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	44,985	44,743
2,4	Chesapeake Funding II LLC 2018-2A	1.990%	5/15/29	6,925	6,845
2	CNH Equipment Trust 2018-A	2.450%	6/14/19	18,220	18,222
2	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	18,085	17,876
2,4	DNB Boligkreditt AS	2.500%	3/28/22	47,550	46,371
2,4	Enterprise Fleet Financing LLC	2.150%	3/20/19	5,063	5,061
2,4	Enterprise Fleet Financing LLC	3.100%	10/20/23	3,495	3,479
2,4	Enterprise Fleet Financing LLC Series 2017-1	2.130%	7/20/22	4,325	4,298
2,4	Enterprise Fleet Financing LLC Series 2018-1	2.870%	10/20/23	30,025	29,863
2,4	Enterprise Fleet Financing LLC Series 2018-3	3.380%	5/20/24	19,350	19,353
2,4	Exeter Automobile Receivables Trust 2018-3	2.900%	1/18/22	10,666	10,651
2,4	First Investors Auto Owner Trust	2.000%	3/15/22	4,441	4,420
2	Ford Credit Auto Lease Trust 2018-A	2.300%	5/15/19	3,027	3,027
2,4	GM Financial Consumer Automobile 2017-1	1.510%	3/16/20	2,011	2,009
2,4	Golden Credit Card Trust	1.980%	4/15/22	19,520	19,195
2,4	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	18,515	18,266
2,4	Hyundai Auto Lease Securitization Trust 2018-A	2.550%	8/17/20	18,629	18,599
2,4,5	Madison Park Funding XII Ltd.	3.729%	7/20/26	31,911	31,951
2,4,5	Madison Park Funding XIII Ltd.	3.400%	4/19/30	33,570	33,500
2,4,6	Master Credit Card Trust II Series 2018-1A	2.790%	7/21/24	36,370	36,340
2,4,6	Mercedes-Benz Master Owner Trust 2016-B	3.007%	5/17/21	13,265	13,293
2,4	MMAF Equipment Finance LLC 2013-AA	2.570%	6/9/33	6,446	6,427
2,4	MMAF Equipment Finance LLC 2017-A	1.730%	5/18/20	2,225	2,219
2,4	MMAF Equipment Finance LLC 2018-A	2.400%	6/10/19	1,070	1,069
2	Nissan Auto Lease Trust 2018-B	3.250%	9/15/21	15,975	15,977
2,4	OneMain Direct Auto Receivables Trust	3.430%	12/16/24	37,000	36,886
2,4	OneMain Direct Auto Receivables Trust 2017-2	2.310%	12/14/21	27,390	27,258
2,4	OneMain Financial Issuance Trust 2016-2	4.100%	3/20/28	2,672	2,681
2,4	OneMain Financial Issuance Trust 2017-1	2.370%	9/14/32	23,742	23,355
2,4	Prestige Auto Receivables Trust	2.528%	10/15/19	3,672	3,672
2	Santander Drive Auto Receivables Trust 2016-3	1.890%	6/15/21	7,731	7,711
2	Santander Drive Auto Receivables Trust 2018-5	2.970%	7/15/21	34,760	34,729
2	Santander Drive Auto Receivables Trust 2018-5	3.190%	3/15/22	6,540	6,541
2,4	SBA Tower Trust	3.168%	4/11/22	48,960	47,915
2,4	SBA Tower Trust	3.448%	3/15/23	23,770	23,457
2,4	SBA Tower Trust	2.898%	10/15/44	46,310	46,136
2,4	Securitized Term Auto Receivables Trust 2018-1	2.400%	4/25/19	3,618	3,618
2,4	Securitized Term Auto Receivables Trust 2018-2	3.060%	2/25/21	17,985	17,967
2,4	Securitized Term Auto Receivables Trust 2018-2	3.325%	8/25/22	18,580	18,578
2,4,5	Seneca Park CLO Ltd. 2014-1	3.569%	7/17/26	24,026	24,031
2,4,7	SFAVE Commercial Mortgage Securities Trust 2015-5AVE	4.144%	1/5/43	27,300	25,306
2,4	Sofi Consumer Loan Program 2018-2 Trust	2.930%	4/26/27	17,130	17,079
2,4	SoFi Consumer Loan Program 2018-4 Trust	3.540%	11/26/27	32,965	33,015
2,4	Springleaf Funding Trust	3.160%	11/15/24	16,731	16,723
2,4	Springleaf Funding Trust 2015-B	3.480%	5/15/28	23,420	23,288
2,4,5	Symphony CLO XIV Ltd.	3.716%	7/14/26	45,085	45,099
2,4,5	Thacher Park CLO Ltd.	3.629%	10/20/26	19,915	19,938
4	Toronto-Dominion Bank	2.500%	1/18/22	76,400	74,611
2	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	8,625	8,545
2,4	Vantage Data Centers Issuer, LLC 2018-1A	4.072%	2/16/43	17,612	17,607
2	Verizon Owner Trust 2018-A	3.230%	4/20/23	21,145	21,096
2,4,5	Voya CLO 2014-1 Ltd.	3.435%	4/18/31	20,685	20,479
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,458,770)					1,447,275
Corporate Bonds (20.4%)
Finance (8.4%)
	Banking (6.8%)
4	ABN AMRO Bank NV	2.450%	6/4/20	19,999	19,664
	American Express Credit Corp.	2.250%	8/15/19	30,200	30,043
	American Express Credit Corp.	2.700%	3/3/22	54,990	53,313

4

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2018

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Banco Santander SA	3.125%	2/23/23	28,400	26,628
	Banco Santander SA	3.848%	4/12/23	16,400	15,789
	Bank of America Corp.	3.300%	1/11/23	7,905	7,702
2	Bank of America Corp.	2.816%	7/21/23	60,525	58,098
	Bank of America Corp.	3.004%	12/20/23	49,160	47,189
	Bank of America Corp.	4.125%	1/22/24	16,100	16,130
	Bank of America Corp.	4.000%	1/22/25	32,900	31,924
	Bank of America Corp.	3.500%	4/19/26	10,000	9,481
2	Bank of America Corp.	3.593%	7/21/28	37,950	35,771
	Bank of America Corp.	3.419%	12/20/28	8,681	7,986
2	Bank of America Corp.	4.271%	7/23/29	74,365	72,837
	Bank of America Corp.	5.875%	2/7/42	9,965	11,407
	Bank of America Corp.	5.000%	1/21/44	39,433	40,226
8	Bank of Montreal	0.000%	1/3/19	45,658	34,299
	Bank of Montreal	3.100%	4/13/21	46,200	45,923
	Bank of New York Mellon Corp.	2.150%	2/24/20	61,325	60,580
	Bank of New York Mellon Corp.	2.200%	8/16/23	16,670	15,543
	Bank of New York Mellon Corp.	3.000%	2/24/25	27,990	26,625
	Bank of Nova Scotia	2.800%	7/21/21	25,650	25,212
	Barclays Bank plc	5.140%	10/14/20	11,905	12,176
5	Barclays plc	4.009%	5/16/24	36,385	34,974
	BB&T Corp.	5.250%	11/1/19	8,000	8,131
	BB&T Corp.	3.200%	9/3/21	25,900	25,832
	BB&T Corp.	2.750%	4/1/22	61,300	59,842
	BB&T Corp.	3.700%	6/5/25	49,000	48,357
	BNP Paribas SA	2.400%	12/12/18	53,700	53,696
4	BNP Paribas SA	2.950%	5/23/22	4,105	3,936
	BNP Paribas SA	3.250%	3/3/23	7,620	7,412
4	BNP Paribas SA	3.800%	1/10/24	44,775	43,212
4	BNP Paribas SA	3.375%	1/9/25	60,670	56,366
4	BNP Paribas SA	3.500%	11/16/27	82,000	73,838
4	BNP Paribas SA	4.400%	8/14/28	59,355	57,056
	BPCE SA	2.500%	12/10/18	18,325	18,324
	BPCE SA	2.500%	7/15/19	53,100	52,870
4	BPCE SA	5.700%	10/22/23	6,225	6,397
	BPCE SA	4.000%	4/15/24	30,615	30,505
4	BPCE SA	5.150%	7/21/24	43,790	43,693
4	BPCE SA	3.500%	10/23/27	64,230	57,443
	Branch Banking & Trust Co.	2.625%	1/15/22	45,425	44,152
5	Canadian Imperial Bank of Commerce	3.054%	6/16/22	57,780	57,926
	Capital One Financial Corp.	2.500%	5/12/20	21,500	21,219
	Capital One Financial Corp.	4.750%	7/15/21	18,835	19,286
	Capital One Financial Corp.	3.750%	4/24/24	55,460	53,634
	Capital One Financial Corp.	3.200%	2/5/25	24,185	22,446
	Citibank NA	3.050%	5/1/20	67,400	67,050
	Citigroup Inc.	2.550%	4/8/19	55,000	54,882
	Citigroup Inc.	2.500%	7/29/19	37,530	37,392
	Citigroup Inc.	2.400%	2/18/20	65,200	64,587
	Citigroup Inc.	4.500%	1/14/22	33,920	34,506
	Citigroup Inc.	4.125%	7/25/28	14,550	13,660
2	Citigroup Inc.	3.520%	10/27/28	72,550	67,133
	Citigroup Inc.	6.625%	6/15/32	45,000	51,699
2	Citigroup Inc.	3.878%	1/24/39	37,030	32,362
	Citigroup Inc.	8.125%	7/15/39	4,638	6,370
	Citigroup Inc.	4.750%	5/18/46	15,055	13,843
	Citigroup Inc.	4.650%	7/23/48	40,465	38,769
	Commonwealth Bank of Australia	2.300%	3/12/20	20,290	20,035
	Compass Bank	2.750%	9/29/19	15,105	15,025
	Cooperatieve Rabobank UA	2.250%	1/14/19	55,610	55,579
4	Credit Agricole SA	2.500%	4/15/19	57,830	57,732
4,5	Credit Agricole SA	3.507%	4/24/23	16,500	16,293
4	Credit Agricole SA	3.750%	4/24/23	31,675	30,732
4	Credit Agricole SA	3.250%	10/4/24	24,375	22,643
	Credit Suisse AG	2.300%	5/28/19	109,260	108,849

5

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2018

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Credit Suisse AG	3.000%	10/29/21	18,325	17,951
	Credit Suisse AG	3.625%	9/9/24	4,885	4,751
4	Credit Suisse Group AG	3.574%	1/9/23	20,675	20,060
4,5	Credit Suisse Group AG	3.574%	6/12/24	25,015	24,888
2,4	Credit Suisse Group AG	4.207%	6/12/24	12,375	12,216
2,4	Credit Suisse Group AG	3.869%	1/12/29	10,980	10,113
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	55,260	54,502
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	67,850	64,375
4	Danske Bank A/S	3.875%	9/12/23	46,290	44,244
	Deutsche Bank AG	2.500%	2/13/19	15,225	15,204
	Deutsche Bank AG	2.700%	7/13/20	24,500	23,820
	Deutsche Bank AG	3.150%	1/22/21	51,485	49,654
	Deutsche Bank AG	4.250%	10/14/21	45,220	44,330
	Fifth Third Bank	2.875%	10/1/21	10,345	10,167
	Goldman Sachs Group Inc.	5.375%	3/15/20	30,790	31,486
	Goldman Sachs Group Inc.	2.600%	4/23/20	25,750	25,408
	Goldman Sachs Group Inc.	6.000%	6/15/20	11,090	11,500
	Goldman Sachs Group Inc.	5.250%	7/27/21	56,720	58,557
	Goldman Sachs Group Inc.	5.750%	1/24/22	40,725	42,703
	Goldman Sachs Group Inc.	3.000%	4/26/22	30,275	29,310
2	Goldman Sachs Group Inc.	2.876%	10/31/22	64,880	62,596
	Goldman Sachs Group Inc.	3.625%	1/22/23	35,320	34,815
	Goldman Sachs Group Inc.	3.500%	1/23/25	17,545	16,677
2	Goldman Sachs Group Inc.	3.272%	9/29/25	46,260	43,393
	Goldman Sachs Group Inc.	3.850%	1/26/27	17,980	17,014
2	Goldman Sachs Group Inc.	3.691%	6/5/28	15,055	13,991
2	Goldman Sachs Group Inc.	3.814%	4/23/29	45,870	42,485
2	Goldman Sachs Group Inc.	4.223%	5/1/29	67,740	64,810
	Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	50,108
	Goldman Sachs Group Inc.	6.250%	2/1/41	35,320	40,364
	Goldman Sachs Group Inc.	4.800%	7/8/44	30,675	29,588
	Goldman Sachs Group Inc.	4.750%	10/21/45	12,715	12,090
4	HSBC Bank plc	4.125%	8/12/20	15,000	15,160
4	HSBC Bank plc	4.750%	1/19/21	62,040	63,530
	HSBC Holdings plc	3.400%	3/8/21	33,270	32,973
	HSBC Holdings plc	4.000%	3/30/22	72,455	72,913
	HSBC Holdings plc	3.600%	5/25/23	60,200	58,945
5	HSBC Holdings plc	3.640%	5/18/24	26,340	25,879
	HSBC Holdings plc	3.900%	5/25/26	12,085	11,426
2	HSBC Holdings plc	4.041%	3/13/28	21,805	20,589
2	HSBC Holdings plc	4.583%	6/19/29	40,480	39,553
	HSBC Holdings plc	6.500%	5/2/36	25,000	27,975
	HSBC Holdings plc	6.100%	1/14/42	40,665	46,545
	HSBC Holdings plc	5.250%	3/14/44	13,210	12,930
	HSBC USA Inc.	2.350%	3/5/20	105,645	104,358
	HSBC USA Inc.	3.500%	6/23/24	28,025	27,247
	Huntington National Bank	2.200%	4/1/19	22,280	22,226
	Huntington National Bank	2.400%	4/1/20	44,990	44,360
	ING Groep NV	3.150%	3/29/22	12,955	12,618
	ING Groep NV	3.950%	3/29/27	32,965	31,112
	JPMorgan Chase & Co.	6.300%	4/23/19	10,340	10,467
	JPMorgan Chase & Co.	4.950%	3/25/20	55,000	56,186
	JPMorgan Chase & Co.	4.350%	8/15/21	41,386	42,050
	JPMorgan Chase & Co.	4.500%	1/24/22	44,780	45,813
	JPMorgan Chase & Co.	3.250%	9/23/22	18,645	18,341
	JPMorgan Chase & Co.	3.375%	5/1/23	27,610	26,817
	JPMorgan Chase & Co.	3.875%	2/1/24	39,000	39,020
	JPMorgan Chase & Co.	3.900%	7/15/25	13,870	13,616
	JPMorgan Chase & Co.	4.125%	12/15/26	29,835	29,187
	JPMorgan Chase & Co.	4.250%	10/1/27	13,420	13,082
2	JPMorgan Chase & Co.	4.452%	12/5/29	64,735	64,510
	JPMorgan Chase & Co.	5.600%	7/15/41	96,000	106,659
	JPMorgan Chase & Co.	5.400%	1/6/42	18,035	19,455
	JPMorgan Chase & Co.	5.625%	8/16/43	16,100	17,373

6

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2018

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	JPMorgan Chase & Co.	4.950%	6/1/45	15,000	15,043
2	JPMorgan Chase & Co.	3.964%	11/15/48	159,600	141,355
4	Macquarie Bank Ltd.	2.400%	1/21/20	12,610	12,495
2,4	Macquarie Group Ltd.	4.150%	3/27/24	49,500	48,943
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	17,870	17,631
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	24,685	23,460
	Morgan Stanley	2.500%	1/24/19	100,000	99,919
	Morgan Stanley	5.625%	9/23/19	24,355	24,797
	Morgan Stanley	5.750%	1/25/21	79,825	83,147
	Morgan Stanley	2.500%	4/21/21	21,815	21,210
	Morgan Stanley	2.625%	11/17/21	30,000	29,009
	Morgan Stanley	2.750%	5/19/22	63,420	61,094
	Morgan Stanley	3.875%	4/29/24	97,010	95,574
	Morgan Stanley	3.700%	10/23/24	29,050	28,132
	Morgan Stanley	4.000%	7/23/25	29,455	28,899
	Morgan Stanley	3.125%	7/27/26	11,435	10,441
	Morgan Stanley	6.250%	8/9/26	20,000	22,210
	Morgan Stanley	3.625%	1/20/27	64,000	60,558
2	Morgan Stanley	3.772%	1/24/29	56,905	53,609
	Morgan Stanley	4.300%	1/27/45	18,360	16,594
	National City Corp.	6.875%	5/15/19	13,950	14,177
4	NBK SPC Ltd.	2.750%	5/30/22	56,530	54,136
	PNC Bank NA	3.300%	10/30/24	18,195	17,837
	PNC Bank NA	4.200%	11/1/25	16,650	16,868
	PNC Bank NA	3.100%	10/25/27	41,975	39,233
	PNC Bank NA	3.250%	1/22/28	60,465	57,337
	PNC Financial Services Group Inc.	3.900%	4/29/24	41,565	41,237
8	Royal Bank of Canada	0.000%	1/3/19	49,750	37,378
	Royal Bank of Canada	2.750%	2/1/22	43,960	42,937
	Santander Holdings USA Inc.	2.650%	4/17/20	23,185	22,970
	Santander Holdings USA Inc.	3.700%	3/28/22	33,065	32,272
	Santander Holdings USA Inc.	3.400%	1/18/23	20,375	19,308
4	Skandinaviska Enskilda Banken AB	2.450%	5/27/20	61,300	60,547
4	Societe Generale SA	3.250%	1/12/22	54,445	52,883
2	State Street Corp.	2.653%	5/15/23	30,770	29,655
	SunTrust Bank	3.300%	5/15/26	12,895	12,105
	Synchrony Bank	3.650%	5/24/21	46,195	45,203
	Toronto-Dominion Bank	2.500%	12/14/20	49,340	48,584
4	UBS AG	2.200%	6/8/20	53,390	52,356
4	UBS AG	4.500%	6/26/48	28,285	28,312
4	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	44,570	43,962
4	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	5,130	5,035
	US Bancorp	2.625%	1/24/22	46,910	45,790
	US Bancorp	3.700%	1/30/24	52,500	52,735
	Wells Fargo & Co.	2.150%	1/15/19	91,150	91,077
	Wells Fargo & Co.	2.150%	1/30/20	46,155	45,548
	Wells Fargo & Co.	3.000%	1/22/21	26,735	26,414
	Wells Fargo & Co.	3.500%	3/8/22	64,245	63,437
	Wells Fargo & Co.	3.069%	1/24/23	12,990	12,632
	Wells Fargo & Co.	3.450%	2/13/23	48,895	47,856
	Wells Fargo & Co.	4.480%	1/16/24	46,156	46,864
	Wells Fargo & Co.	3.550%	9/29/25	32,170	30,960
	Wells Fargo & Co.	3.000%	4/22/26	39,405	36,336
	Wells Fargo & Co.	5.606%	1/15/44	68,281	72,236
	Wells Fargo & Co.	4.650%	11/4/44	10,315	9,539
	Wells Fargo & Co.	4.900%	11/17/45	19,160	18,277
	Wells Fargo & Co.	4.400%	6/14/46	38,300	34,723
	Wells Fargo & Co.	4.750%	12/7/46	23,150	22,048
	Westpac Banking Corp.	2.300%	5/26/20	22,554	22,223
	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	11,590	11,868
	Charles Schwab Corp.	3.200%	3/2/27	19,665	18,596

7

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2018

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Finance Companies (0.2%)
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	238,845	192,567

	Insurance (1.2%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	27,000
	Aetna Inc.	2.800%	6/15/23	25,660	24,330
	Anthem Inc.	3.700%	8/15/21	10,000	10,016
	Anthem Inc.	3.300%	1/15/23	42,468	41,547
	Anthem Inc.	3.650%	12/1/27	26,975	25,340
	Anthem Inc.	4.101%	3/1/28	40,910	39,725
	Anthem Inc.	4.650%	8/15/44	13,445	12,658
	Anthem Inc.	4.375%	12/1/47	9,745	8,758
	Chubb Corp.	6.000%	5/11/37	50,000	58,544
	Chubb INA Holdings Inc.	2.300%	11/3/20	6,330	6,205
	Chubb INA Holdings Inc.	3.350%	5/15/24	22,345	21,826
	Chubb INA Holdings Inc.	4.350%	11/3/45	29,835	29,222
	Cigna Corp.	3.250%	4/15/25	31,655	29,861
4	Farmers Exchange Capital	7.050%	7/15/28	25,000	29,174
4	Five Corners Funding Trust	4.419%	11/15/23	5,935	6,052
4	Halfmoon Parent Inc.	4.375%	10/15/28	18,600	18,217
4	Halfmoon Parent Inc.	4.800%	8/15/38	26,415	25,456
4	Halfmoon Parent Inc.	4.900%	12/15/48	26,495	25,232
4	Jackson National Life Global Funding	3.250%	1/30/24	24,070	23,253
4	Jackson National Life Insurance Co.	8.150%	3/15/27	18,890	23,380
4	Liberty Mutual Group Inc.	4.250%	6/15/23	14,330	14,339
4	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	37,783
4	MassMutual Global Funding II	2.350%	4/9/19	28,000	27,934
	MetLife Inc.	3.600%	4/10/24	35,035	34,838
	MetLife Inc.	4.125%	8/13/42	5,565	5,071
	MetLife Inc.	4.875%	11/13/43	20,820	21,005
4	Metropolitan Life Global Funding I	3.450%	10/9/21	29,155	29,111
4	Metropolitan Life Global Funding I	2.650%	4/8/22	13,770	13,346
4	Metropolitan Life Global Funding I	3.450%	12/18/26	23,660	22,810
4	Metropolitan Life Global Funding I	3.000%	9/19/27	21,455	19,868
4	New York Life Global Funding	2.900%	1/17/24	29,050	27,978
4	New York Life Insurance Co.	5.875%	5/15/33	55,395	65,147
4	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	24,134	21,386
	Prudential Financial Inc.	4.500%	11/15/20	24,365	24,890
4	Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	24,830	25,366
4	Teachers Insurance & Annuity Association of America	4.270%	5/15/47	42,390	39,713
	Torchmark Corp.	7.875%	5/15/23	45,000	51,166
	UnitedHealth Group Inc.	3.875%	10/15/20	27,960	28,291
	UnitedHealth Group Inc.	2.875%	3/15/22	4,696	4,608
	UnitedHealth Group Inc.	2.875%	3/15/23	16,000	15,565
	UnitedHealth Group Inc.	3.100%	3/15/26	15,350	14,572
	UnitedHealth Group Inc.	3.850%	6/15/28	34,565	34,603
	UnitedHealth Group Inc.	4.625%	7/15/35	23,710	24,607
	UnitedHealth Group Inc.	4.250%	3/15/43	67,400	65,784
	UnitedHealth Group Inc.	4.750%	7/15/45	30,995	32,172
	UnitedHealth Group Inc.	4.200%	1/15/47	8,620	8,258
	UnitedHealth Group Inc.	4.250%	6/15/48	48,235	46,474
	Other Finance (0.1%)
4	GTP Acquisition Partners I LLC	2.350%	6/15/20	22,530	22,102
4	LeasePlan Corp. NV	2.875%	1/22/19	24,670	24,663
	Real Estate Investment Trusts (0.1%)
	AvalonBay Communities Inc.	3.625%	10/1/20	20,780	20,837
	Boston Properties LP	3.125%	9/1/23	13,275	12,753
	Boston Properties LP	3.800%	2/1/24	1,750	1,731
	Realty Income Corp.	4.650%	8/1/23	25,010	25,882
	Simon Property Group LP	3.750%	2/1/24	3,265	3,254
	Simon Property Group LP	3.375%	10/1/24	10,055	9,769
4	WEA Finance LLC	4.125%	9/20/28	21,310	21,037

8

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2018

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4	WEA Finance LLC	4.625%	9/20/48	27,205	25,535
4	WEA Finance LLC / Westfield UK & Europe Finance plc	2.700%	9/17/19	22,360	22,224
					8,612,765
Industrial (9.6%)
	Basic Industry (0.0%)
	International Paper Co.	4.350%	8/15/48	45,400	37,776
2	Rohm and Haas Holdings Ltd.	9.800%	4/15/20	1,125	1,185
	Capital Goods (0.8%)
4	BAE Systems Holdings Inc.	2.850%	12/15/20	6,060	5,955
4	BAE Systems Holdings Inc.	3.850%	12/15/25	11,010	10,768
	Boeing Co.	8.625%	11/15/31	9,460	13,447
	Boeing Co.	5.875%	2/15/40	4,825	5,789
	Caterpillar Financial Services Corp.	2.625%	3/1/23	53,000	51,176
	Caterpillar Inc.	3.900%	5/27/21	46,914	47,518
	Caterpillar Inc.	2.600%	6/26/22	11,345	10,993
	Caterpillar Inc.	3.400%	5/15/24	14,200	14,106
	Deere & Co.	7.125%	3/3/31	17,500	22,388
	General Dynamics Corp.	2.875%	5/11/20	54,380	54,189
	General Dynamics Corp.	3.875%	7/15/21	14,925	15,080
	General Electric Co.	2.700%	10/9/22	9,965	8,995
	General Electric Co.	3.100%	1/9/23	8,635	7,844
	General Electric Co.	4.125%	10/9/42	10,905	8,347
	Honeywell International Inc.	4.250%	3/1/21	40,681	41,557
	Illinois Tool Works Inc.	3.500%	3/1/24	52,955	53,093
	John Deere Capital Corp.	2.250%	4/17/19	28,125	28,059
	John Deere Capital Corp.	1.700%	1/15/20	21,935	21,609
	John Deere Capital Corp.	3.450%	3/13/25	43,145	42,479
	Lockheed Martin Corp.	2.900%	3/1/25	10,450	9,906
	Lockheed Martin Corp.	4.500%	5/15/36	8,015	8,060
	Lockheed Martin Corp.	4.700%	5/15/46	14,370	14,653
	Lockheed Martin Corp.	4.090%	9/15/52	5,500	4,992
	Parker-Hannifin Corp.	4.450%	11/21/44	17,735	17,404
4	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	39,625	38,859
4	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	61,400	59,304
4	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	34,365	33,973
	Stanley Black & Decker Inc.	4.850%	11/15/48	24,455	24,400
	United Technologies Corp.	3.100%	6/1/22	7,010	6,836
	United Technologies Corp.	6.050%	6/1/36	20,325	22,709
	United Technologies Corp.	6.125%	7/15/38	37,300	42,538
	United Technologies Corp.	4.450%	11/16/38	9,325	8,974
	United Technologies Corp.	4.500%	6/1/42	16,902	15,867
	United Technologies Corp.	3.750%	11/1/46	5,923	4,945
	Communication (1.5%)
	21st Century Fox America Inc.	3.000%	9/15/22	11,891	11,577
	America Movil SAB de CV	3.125%	7/16/22	84,600	81,977
	America Movil SAB de CV	6.125%	3/30/40	7,380	8,372
	American Tower Corp.	3.450%	9/15/21	30,665	30,363
	American Tower Corp.	5.000%	2/15/24	7,655	7,915
	American Tower Corp.	4.400%	2/15/26	7,315	7,273
	AT&T Inc.	5.200%	3/15/20	10,120	10,349
	AT&T Inc.	2.450%	6/30/20	12,000	11,826
	AT&T Inc.	4.600%	2/15/21	5,000	5,082
	AT&T Inc.	4.450%	5/15/21	10,000	10,163
	CBS Corp.	4.300%	2/15/21	27,830	28,082
	Comcast Corp.	3.000%	2/1/24	25,345	24,444
	Comcast Corp.	3.600%	3/1/24	50,730	50,358
	Comcast Corp.	3.375%	2/15/25	2,540	2,458
	Comcast Corp.	2.350%	1/15/27	19,620	17,175
	Comcast Corp.	4.250%	1/15/33	42,890	41,620
	Comcast Corp.	4.200%	8/15/34	26,890	25,339
	Comcast Corp.	5.650%	6/15/35	4,725	5,115
	Comcast Corp.	4.400%	8/15/35	32,325	30,898
	Comcast Corp.	6.500%	11/15/35	4,720	5,519

9

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2018

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Comcast Corp.	6.400%	5/15/38	968	1,125
	Comcast Corp.	4.600%	10/15/38	48,045	46,977
	Comcast Corp.	4.650%	7/15/42	47,970	46,194
	Comcast Corp.	4.500%	1/15/43	22,000	20,780
	Comcast Corp.	4.750%	3/1/44	34,643	33,922
	Comcast Corp.	4.600%	8/15/45	43,296	41,658
	Comcast Corp.	3.969%	11/1/47	8,452	7,296
	Comcast Corp.	4.000%	3/1/48	12,180	10,650
	Comcast Corp.	4.700%	10/15/48	45,435	44,265
	Comcast Corp.	3.999%	11/1/49	23,162	20,057
	Comcast Corp.	4.049%	11/1/52	2,670	2,271
	Comcast Corp.	4.950%	10/15/58	35,175	34,548
4	Cox Communications Inc.	2.950%	6/30/23	5,870	5,585
4	Cox Communications Inc.	3.150%	8/15/24	7,268	6,869
4	Cox Communications Inc.	4.800%	2/1/35	30,000	26,927
4	Cox Communications Inc.	6.450%	12/1/36	5,850	6,168
4	Cox Communications Inc.	4.600%	8/15/47	4,435	3,930
	Crown Castle International Corp.	3.650%	9/1/27	10,215	9,393
	Crown Castle International Corp.	3.800%	2/15/28	8,435	7,851
	Discovery Communications LLC	5.625%	8/15/19	6,511	6,624
4	NBCUniversal Enterprise Inc.	1.974%	4/15/19	100,115	99,825
	NBCUniversal Media LLC	4.375%	4/1/21	23,900	24,381
	NBCUniversal Media LLC	2.875%	1/15/23	9,760	9,457
	NBCUniversal Media LLC	4.450%	1/15/43	10,370	9,747
	Orange SA	4.125%	9/14/21	60,990	61,835
	Orange SA	9.000%	3/1/31	20,280	27,828
4	SK Telecom Co. Ltd.	3.750%	4/16/23	11,995	11,845
4	Sky plc	2.625%	9/16/19	38,021	37,784
4	Sky plc	3.750%	9/16/24	45,046	44,363
2,4	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC	4.738%	3/20/25	46,090	45,802
	Time Warner Cable LLC	8.750%	2/14/19	1,120	1,132
	Time Warner Cable LLC	8.250%	4/1/19	14,433	14,657
	Time Warner Entertainment Co. LP	8.375%	3/15/23	3,925	4,495
	Verizon Communications Inc.	3.500%	11/1/21	5,495	5,497
	Verizon Communications Inc.	4.812%	3/15/39	85,963	82,703
	Verizon Communications Inc.	4.750%	11/1/41	11,880	11,223
	Verizon Communications Inc.	4.862%	8/21/46	36,117	34,465
	Verizon Communications Inc.	5.012%	4/15/49	21,754	21,151
	Verizon Communications Inc.	4.672%	3/15/55	21,150	19,006
	Vodafone Group plc	3.750%	1/16/24	23,535	22,909
	Vodafone Group plc	4.125%	5/30/25	19,800	19,260
	Vodafone Group plc	5.000%	5/30/38	1,895	1,750
	Vodafone Group plc	5.250%	5/30/48	28,420	26,172
	Walt Disney Co.	4.125%	6/1/44	23,115	22,305
	Warner Media LLC	4.750%	3/29/21	8,000	8,180
	Warner Media LLC	3.600%	7/15/25	22,350	21,043
	Consumer Cyclical (1.0%)
	Alibaba Group Holding Ltd.	2.500%	11/28/19	12,965	12,887
	Alibaba Group Holding Ltd.	3.125%	11/28/21	2,515	2,480
	Alibaba Group Holding Ltd.	3.600%	11/28/24	39,860	38,679
	Alibaba Group Holding Ltd.	3.400%	12/6/27	59,970	55,021
	Amazon.com Inc.	2.500%	11/29/22	34,760	33,384
	Amazon.com Inc.	2.800%	8/22/24	26,480	25,203
	Amazon.com Inc.	4.800%	12/5/34	37,370	39,368
	Amazon.com Inc.	4.950%	12/5/44	22,605	24,215
	Amazon.com Inc.	4.250%	8/22/57	51,360	48,445
	AutoZone Inc.	3.700%	4/15/22	46,136	45,912
4	BMW US Capital LLC	2.000%	4/11/21	21,300	20,479
4	BMW US Capital LLC	2.800%	4/11/26	5,805	5,300
4	Daimler Finance North America LLC	2.250%	7/31/19	73,100	72,566
4	Daimler Finance North America LLC	2.200%	5/5/20	16,565	16,254
4	Daimler Finance North America LLC	2.450%	5/18/20	8,340	8,206

10

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2018

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4	Daimler Finance North America LLC	2.300%	2/12/21	34,470	33,472
4	Daimler Finance North America LLC	3.875%	9/15/21	3,961	3,970
4	Daimler Finance North America LLC	3.250%	8/1/24	5,870	5,628
	Ford Motor Credit Co. LLC	2.375%	3/12/19	45,000	44,876
	Ford Motor Credit Co. LLC	3.157%	8/4/20	26,655	26,044
	General Motors Financial Co. Inc.	3.550%	4/9/21	16,395	16,103
	General Motors Financial Co. Inc.	3.950%	4/13/24	57,810	54,741
	Home Depot Inc.	2.700%	4/1/23	31,170	30,317
	Home Depot Inc.	3.900%	12/6/28	10,250	10,270
	Home Depot Inc.	4.400%	3/15/45	28,655	28,197
	Home Depot Inc.	4.500%	12/6/48	12,215	12,247
4	Hyundai Capital America	2.550%	4/3/20	28,910	28,427
4,5	Hyundai Capital America	3.348%	7/8/21	50,400	50,509
	Lowe’s Cos. Inc.	3.100%	5/3/27	68,700	64,666
	Lowe’s Cos. Inc.	6.500%	3/15/29	13,301	15,874
	McDonald’s Corp.	2.625%	1/15/22	7,805	7,602
	McDonald’s Corp.	3.250%	6/10/24	5,460	5,311
	McDonald’s Corp.	4.875%	12/9/45	9,940	9,839
	Starbucks Corp.	4.500%	11/15/48	36,060	32,996
4	Volkswagen Group of America Finance LLC	2.450%	11/20/19	16,935	16,783
	Walmart Inc.	2.550%	4/11/23	38,325	36,904
	Walmart Inc.	3.550%	6/26/25	56,910	56,790
	Walmart Inc.	3.625%	12/15/47	14,215	12,690
	Consumer Noncyclical (3.4%)
	Allergan Funding SCS	3.450%	3/15/22	18,695	18,289
	Allergan Funding SCS	3.800%	3/15/25	15,725	15,087
	Allergan Funding SCS	4.850%	6/15/44	18,000	16,581
	Altria Group Inc.	4.750%	5/5/21	23,376	23,849
	Altria Group Inc.	2.850%	8/9/22	18,810	18,054
	Altria Group Inc.	4.500%	5/2/43	10,705	9,508
	Altria Group Inc.	3.875%	9/16/46	22,775	18,269
	AmerisourceBergen Corp.	3.500%	11/15/21	12,320	12,216
	Amgen Inc.	3.875%	11/15/21	13,315	13,422
	Amgen Inc.	5.150%	11/15/41	36,380	36,652
	Amgen Inc.	4.663%	6/15/51	9,600	8,875
	Anheuser-Busch Cos. LLC	6.500%	1/1/28	19,550	22,270
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	75,400	72,960
	Anheuser-Busch InBev Worldwide Inc.	3.750%	1/15/22	2,390	2,378
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	117,831	111,653
4	Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	68,045	64,073
4	Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	133,300	125,585
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	22,845	20,526
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	4,100	3,851
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	19,610	15,602
4	Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	99,460	92,491
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	14,225	12,763
	Archer-Daniels-Midland Co.	4.500%	3/15/49	18,620	18,457
2	Ascension Health	4.847%	11/15/53	44,750	47,529
	AstraZeneca plc	1.950%	9/18/19	12,065	11,943
	AstraZeneca plc	2.375%	11/16/20	44,480	43,563
	AstraZeneca plc	4.000%	1/17/29	34,110	33,044
	AstraZeneca plc	6.450%	9/15/37	23,385	27,406
	BAT Capital Corp.	3.557%	8/15/27	63,450	57,028
4	Bayer US Finance II LLC	4.250%	12/15/25	35,465	34,443
4	Bayer US Finance LLC	2.375%	10/8/19	7,510	7,443
4	Bayer US Finance LLC	3.000%	10/8/21	46,850	45,693
	Biogen Inc.	2.900%	9/15/20	21,115	20,881
	Cardinal Health Inc.	2.400%	11/15/19	27,350	27,103
	Cardinal Health Inc.	3.200%	3/15/23	13,035	12,581
	Cardinal Health Inc.	3.079%	6/15/24	12,670	11,883
	Cardinal Health Inc.	3.500%	11/15/24	24,705	23,439
	Cardinal Health Inc.	4.500%	11/15/44	28,805	24,071
4	Cargill Inc.	4.307%	5/14/21	60,532	61,916

11

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2018

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4	Cargill Inc.	6.875%	5/1/28	19,355	22,790
4	Cargill Inc.	4.760%	11/23/45	28,190	29,268
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	18,735	18,086
	Catholic Health Initiatives Colorado GO	4.200%	8/1/23	9,885	9,978
2	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	22,115	19,445
	Celgene Corp.	2.250%	5/15/19	6,565	6,537
	Celgene Corp.	3.250%	8/15/22	16,250	15,805
	Celgene Corp.	3.550%	8/15/22	18,400	18,127
	Coca-Cola Co.	3.300%	9/1/21	10,075	10,129
	Coca-Cola Co.	4.500%	9/1/21	8,430	8,590
	Coca-Cola European Partners PLC	3.500%	9/15/20	9,900	9,885
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	34,200	33,533
	Colgate-Palmolive Co.	7.600%	5/19/25	13,920	17,143
	Conagra Brands Inc.	4.600%	11/1/25	7,855	7,870
	Conagra Brands Inc.	5.300%	11/1/38	23,500	22,751
	Constellation Brands Inc.	2.700%	5/9/22	2,385	2,287
	CVS Health Corp.	2.750%	12/1/22	40,255	38,167
	CVS Health Corp.	4.875%	7/20/35	6,900	6,701
	CVS Health Corp.	5.125%	7/20/45	51,200	49,752
	CVS Health Corp.	5.050%	3/25/48	22,120	21,383
	Diageo Capital plc	2.625%	4/29/23	48,310	46,398
	Diageo Investment Corp.	2.875%	5/11/22	26,991	26,351
	Dignity Health California GO	2.637%	11/1/19	5,595	5,567
	Dignity Health California GO	3.812%	11/1/24	20,780	20,335
	Eli Lilly & Co.	3.700%	3/1/45	24,450	22,214
4	EMD Finance LLC	2.950%	3/19/22	23,660	23,075
4	Forest Laboratories Inc.	4.875%	2/15/21	4,184	4,262
	Gilead Sciences Inc.	2.550%	9/1/20	26,330	25,977
	Gilead Sciences Inc.	3.700%	4/1/24	26,895	26,670
	Gilead Sciences Inc.	3.500%	2/1/25	22,335	21,640
	Gilead Sciences Inc.	4.500%	2/1/45	32,375	30,189
	Gilead Sciences Inc.	4.750%	3/1/46	7,340	7,075
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	31,740	30,586
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	50,002
	GlaxoSmithKline Capital plc	2.850%	5/8/22	28,930	28,223
4	Imperial Tobacco Finance plc	3.750%	7/21/22	34,745	34,091
	Kaiser Foundation Hospitals	3.500%	4/1/22	20,786	20,906
	Kaiser Foundation Hospitals	3.150%	5/1/27	17,935	17,020
	Kaiser Foundation Hospitals	4.875%	4/1/42	14,250	15,288
	Kraft Heinz Foods Co.	3.000%	6/1/26	19,550	17,192
	Kraft Heinz Foods Co.	5.000%	7/15/35	8,940	8,234
	Kraft Heinz Foods Co.	4.375%	6/1/46	61,615	50,176
	Kroger Co.	3.850%	8/1/23	10,770	10,731
	Kroger Co.	4.000%	2/1/24	22,290	22,039
	Kroger Co.	4.450%	2/1/47	6,450	5,622
	McKesson Corp.	2.700%	12/15/22	7,710	7,383
	McKesson Corp.	2.850%	3/15/23	7,620	7,259
	Medtronic Inc.	2.500%	3/15/20	34,350	34,055
	Medtronic Inc.	3.150%	3/15/22	72,005	70,692
	Medtronic Inc.	3.625%	3/15/24	10,350	10,276
	Medtronic Inc.	3.500%	3/15/25	76,150	74,648
	Medtronic Inc.	4.375%	3/15/35	9,889	9,913
	Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	12,320	11,742
	Memorial Sloan-Kettering Cancer Center New York GO	4.200%	7/1/55	10,630	10,220
	Merck & Co. Inc.	2.350%	2/10/22	30,760	29,654
	Merck & Co. Inc.	2.800%	5/18/23	54,775	53,350
	Merck & Co. Inc.	2.750%	2/10/25	47,090	44,998
	Merck & Co. Inc.	4.150%	5/18/43	22,090	21,844
	Molson Coors Brewing Co.	3.500%	5/1/22	16,525	16,407
	Mylan NV	3.950%	6/15/26	60,095	55,230
	New York & Presbyterian Hospital	4.024%	8/1/45	28,410	26,727
	Novartis Capital Corp.	3.400%	5/6/24	16,695	16,519
	Novartis Capital Corp.	4.400%	5/6/44	25,896	26,199
	Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,950	1,954

12

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2018

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	PepsiCo Inc.	2.750%	3/1/23	29,800	28,840
	PepsiCo Inc.	4.000%	3/5/42	51,391	49,039
	Pfizer Inc.	3.000%	6/15/23	47,025	46,155
	Pfizer Inc.	4.100%	9/15/38	53,995	52,821
	Philip Morris International Inc.	4.500%	3/26/20	8,250	8,391
	Philip Morris International Inc.	4.125%	5/17/21	43,025	43,525
	Philip Morris International Inc.	2.500%	8/22/22	21,645	20,645
	Philip Morris International Inc.	2.625%	3/6/23	46,850	44,360
	Philip Morris International Inc.	3.375%	8/11/25	14,440	13,975
	Philip Morris International Inc.	4.875%	11/15/43	6,185	6,029
2	Procter & Gamble - Esop	9.360%	1/1/21	16,980	18,019
2	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	11,805	10,716
4	Roche Holdings Inc.	2.875%	9/29/21	33,000	32,638
	Sanofi	4.000%	3/29/21	44,090	44,708
4	Sigma Alimentos SA de CV	4.125%	5/2/26	17,400	16,042
4	South Carolina Electric & Gas Co.	2.750%	6/15/20	21,250	20,867
4	South Carolina Electric & Gas Co.	3.250%	6/7/22	58,280	56,409
4	South Carolina Electric & Gas Co.	3.500%	6/15/22	8,980	8,769
	SSM Health Care Corp.	3.823%	6/1/27	34,910	33,513
	Stanford Health Care	3.795%	11/15/48	8,465	7,798
	Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	37,215	32,716
	Unilever Capital Corp.	4.250%	2/10/21	95,235	97,047
	Wyeth LLC	5.950%	4/1/37	25,000	29,826
	Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	32,738
	Energy (1.0%)
4	BG Energy Capital plc	4.000%	10/15/21	5,000	5,038
	BP Capital Markets plc	4.750%	3/10/19	27,215	27,370
	BP Capital Markets plc	2.315%	2/13/20	5,855	5,789
	BP Capital Markets plc	4.500%	10/1/20	16,000	16,390
	BP Capital Markets plc	3.062%	3/17/22	43,130	42,344
	BP Capital Markets plc	3.245%	5/6/22	35,000	34,531
	BP Capital Markets plc	2.500%	11/6/22	22,000	21,017
	BP Capital Markets plc	3.994%	9/26/23	16,185	16,331
	BP Capital Markets plc	3.814%	2/10/24	38,938	38,842
	BP Capital Markets plc	3.506%	3/17/25	50,285	48,626
	Chevron Corp.	3.191%	6/24/23	49,470	48,658
	ConocoPhillips Co.	4.950%	3/15/26	4,385	4,624
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	21,445	20,865
	Dominion Energy Gas Holdings LLC	4.800%	11/1/43	4,185	4,093
	Dominion Energy Gas Holdings LLC	4.600%	12/15/44	7,008	6,727
	Enterprise Products Operating LLC	4.250%	2/15/48	26,420	22,798
	EOG Resources Inc.	5.625%	6/1/19	23,100	23,418
	Exxon Mobil Corp.	2.222%	3/1/21	14,165	13,860
	Exxon Mobil Corp.	2.726%	3/1/23	11,910	11,538
	Exxon Mobil Corp.	3.043%	3/1/26	8,115	7,752
	Exxon Mobil Corp.	4.114%	3/1/46	12,060	11,586
	Noble Energy Inc.	4.150%	12/15/21	15,961	15,964
	Occidental Petroleum Corp.	4.100%	2/1/21	39,240	39,690
	Occidental Petroleum Corp.	2.700%	2/15/23	10,750	10,293
	Occidental Petroleum Corp.	3.400%	4/15/26	8,035	7,747
	Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	36,775	35,263
4	Schlumberger Holdings Corp.	3.000%	12/21/20	30,755	30,341
4	Schlumberger Investment SA	2.400%	8/1/22	23,925	22,851
	Schlumberger Investment SA	3.650%	12/1/23	44,520	44,147
	Shell International Finance BV	3.250%	5/11/25	11,051	10,679
	Shell International Finance BV	4.125%	5/11/35	43,465	42,007
	Shell International Finance BV	5.500%	3/25/40	12,990	14,635
	Shell International Finance BV	4.375%	5/11/45	96,700	95,076
	Suncor Energy Inc.	5.950%	12/1/34	20,700	22,694
	Sunoco Logistics Partners Operations LP	4.400%	4/1/21	30,900	31,067
	Total Capital International SA	2.700%	1/25/23	36,510	35,274
	Total Capital International SA	3.750%	4/10/24	41,500	41,666
	TransCanada PipeLines Ltd.	7.125%	1/15/19	19,840	19,929

13

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2018

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	TransCanada PipeLines Ltd.	3.800%	10/1/20	47,125	47,307
	TransCanada PipeLines Ltd.	4.875%	1/15/26	47,256	48,103
	Other Industrial (0.0%)
2	Johns Hopkins University Maryland GO	4.083%	7/1/53	26,970	25,931
	Technology (1.5%)
	Apple Inc.	3.000%	2/9/24	22,535	21,865
	Apple Inc.	3.450%	5/6/24	39,950	39,415
	Apple Inc.	2.850%	5/11/24	44,990	43,155
	Apple Inc.	2.750%	1/13/25	21,495	20,335
	Apple Inc.	3.250%	2/23/26	37,631	36,227
	Apple Inc.	2.450%	8/4/26	43,466	39,415
	Apple Inc.	3.350%	2/9/27	55,925	53,498
	Apple Inc.	3.200%	5/11/27	39,185	37,158
	Apple Inc.	2.900%	9/12/27	55,355	51,172
	Apple Inc.	3.850%	5/4/43	17,000	15,529
	Apple Inc.	4.450%	5/6/44	5,075	5,065
	Apple Inc.	3.850%	8/4/46	36,890	33,259
	Applied Materials Inc.	3.300%	4/1/27	31,840	29,980
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	35,975	33,899
	Cisco Systems Inc.	2.500%	9/20/26	15,676	14,296
	Intel Corp.	2.875%	5/11/24	29,395	28,260
	Intel Corp.	4.100%	5/19/46	51,605	48,600
	International Business Machines Corp.	8.375%	11/1/19	25,000	26,156
	International Business Machines Corp.	3.375%	8/1/23	70,925	69,574
	International Business Machines Corp.	3.625%	2/12/24	35,000	34,318
	International Business Machines Corp.	5.875%	11/29/32	20,240	23,458
	Microsoft Corp.	2.375%	2/12/22	24,670	23,930
	Microsoft Corp.	3.625%	12/15/23	16,000	16,125
	Microsoft Corp.	2.875%	2/6/24	70,885	68,593
	Microsoft Corp.	3.125%	11/3/25	31,615	30,559
	Microsoft Corp.	2.400%	8/8/26	53,545	49,077
	Microsoft Corp.	3.500%	2/12/35	23,520	21,958
	Microsoft Corp.	3.450%	8/8/36	65,320	60,300
	Microsoft Corp.	4.100%	2/6/37	45,385	45,421
	Microsoft Corp.	4.450%	11/3/45	14,250	14,743
	Microsoft Corp.	3.700%	8/8/46	61,115	56,296
	Microsoft Corp.	4.250%	2/6/47	91,700	92,700
	Oracle Corp.	2.500%	5/15/22	46,930	45,471
	Oracle Corp.	2.950%	11/15/24	79,830	76,311
	Oracle Corp.	2.950%	5/15/25	13,635	12,928
	Oracle Corp.	3.250%	11/15/27	111,485	106,087
	Oracle Corp.	4.000%	11/15/47	32,175	29,134
	QUALCOMM Inc.	2.600%	1/30/23	26,010	24,719
	QUALCOMM Inc.	2.900%	5/20/24	37,735	35,478
4	Tencent Holdings Ltd.	3.595%	1/19/28	57,300	52,715
	Transportation (0.4%)
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,595	7,531
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	21,397	20,821
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	20,891	21,212
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	12,315	11,872
2	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	21,518	22,587
	CSX Corp.	4.300%	3/1/48	16,150	14,911
4	ERAC USA Finance LLC	2.350%	10/15/19	27,135	26,952
4	ERAC USA Finance LLC	4.500%	8/16/21	9,295	9,473
4	ERAC USA Finance LLC	7.000%	10/15/37	32,995	40,104
4	ERAC USA Finance LLC	5.625%	3/15/42	10,000	10,634
2	Federal Express Corp. 1998 Pass Through Trust	6.720%	1/15/22	15,916	16,536
	FedEx Corp.	2.700%	4/15/23	23,430	22,407
	FedEx Corp.	4.100%	4/15/43	20,500	17,777
	FedEx Corp.	5.100%	1/15/44	16,135	15,856
	Kansas City Southern	4.950%	8/15/45	16,985	16,925
4	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.950%	3/10/25	52,010	50,665

14

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2018

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
2	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	12,314	12,910
2	United Airlines 2018-1 Class B Pass Through Trust	4.600%	3/1/26	7,780	7,805
	United Parcel Service Inc.	2.450%	10/1/22	17,950	17,284
	United Parcel Service Inc.	4.875%	11/15/40	4,925	5,100
					9,831,762
Utilities (2.4%)
	Electric (2.2%)
	Alabama Power Co.	5.700%	2/15/33	15,000	16,879
	Alabama Power Co.	3.750%	3/1/45	24,430	21,337
	Alabama Power Co.	4.300%	7/15/48	28,015	26,775
	Ameren Illinois Co.	3.800%	5/15/28	22,215	22,169
	Ameren Illinois Co.	6.125%	12/15/28	54,000	59,615
	Ameren Illinois Co.	3.700%	12/1/47	5,045	4,467
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	41,995	48,900
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	10,715	11,197
	Commonwealth Edison Co.	4.350%	11/15/45	8,130	7,998
	Commonwealth Edison Co.	3.650%	6/15/46	6,365	5,549
	Commonwealth Edison Co.	4.000%	3/1/48	17,455	16,112
	Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	11,278	11,279
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	36,735	35,871
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	2,729	2,406
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	66,625	62,432
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	24,220	22,480
	Delmarva Power & Light Co.	3.500%	11/15/23	11,816	11,734
7	Dominion Energy Inc.	2.962%	7/1/19	18,210	18,197
	Dominion Energy Inc.	5.200%	8/15/19	19,250	19,501
	Dominion Energy Inc.	2.579%	7/1/20	23,655	23,215
	Dominion Energy Inc.	3.625%	12/1/24	29,400	28,768
	DTE Energy Co.	3.800%	3/15/27	9,550	9,139
	Duke Energy Carolinas LLC	3.900%	6/15/21	50,025	50,669
	Duke Energy Carolinas LLC	6.050%	4/15/38	4,000	4,719
	Duke Energy Carolinas LLC	3.700%	12/1/47	17,085	14,849
	Duke Energy Corp.	2.650%	9/1/26	11,775	10,481
	Duke Energy Corp.	4.800%	12/15/45	44,700	43,876
	Duke Energy Corp.	3.750%	9/1/46	9,940	8,330
	Duke Energy Florida LLC	6.350%	9/15/37	8,000	9,652
	Duke Energy Florida LLC	6.400%	6/15/38	27,055	33,430
	Duke Energy Progress LLC	6.300%	4/1/38	14,705	17,831
	Duke Energy Progress LLC	4.100%	3/15/43	5,615	5,227
	Duke Energy Progress LLC	4.200%	8/15/45	40,400	38,201
	Entergy Louisiana LLC	3.120%	9/1/27	14,935	13,914
	Eversource Energy	4.500%	11/15/19	3,535	3,577
	Eversource Energy	2.900%	10/1/24	17,450	16,498
	Eversource Energy	3.150%	1/15/25	5,025	4,815
	Eversource Energy	3.300%	1/15/28	14,410	13,461
	Florida Power & Light Co.	5.650%	2/1/35	50,000	57,083
	Florida Power & Light Co.	4.950%	6/1/35	10,000	10,575
	Florida Power & Light Co.	5.650%	2/1/37	5,000	5,787
	Florida Power & Light Co.	5.950%	2/1/38	39,215	46,777
	Florida Power & Light Co.	5.690%	3/1/40	4,000	4,699
	Florida Power & Light Co.	3.700%	12/1/47	17,370	15,405
	Fortis Inc.	3.055%	10/4/26	28,565	25,836
	Georgia Power Co.	4.750%	9/1/40	13,383	12,781
	Georgia Power Co.	4.300%	3/15/42	29,264	26,079
	Indiana Michigan Power Co.	4.250%	8/15/48	14,980	14,125
4	Massachusetts Electric Co.	5.900%	11/15/39	21,565	25,040
	MidAmerican Energy Co.	4.250%	5/1/46	5,485	5,343
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	15,255	14,848
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	40,345	38,654
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	32,275	30,394
4	Niagara Mohawk Power Corp.	4.278%	12/15/28	35,970	36,267
	Northern States Power Co.	6.250%	6/1/36	50,000	61,384
	Oglethorpe Power Corp.	5.950%	11/1/39	6,075	6,866

15

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2018

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Oglethorpe Power Corp.	4.550%	6/1/44	1,825	1,696
	Oglethorpe Power Corp.	4.250%	4/1/46	19,060	17,088
	Oglethorpe Power Corp.	5.250%	9/1/50	17,220	17,314
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	2,675	2,727
	Pacific Gas & Electric Co.	4.250%	5/15/21	11,365	10,740
	Pacific Gas & Electric Co.	3.850%	11/15/23	17,950	16,222
	Pacific Gas & Electric Co.	3.750%	2/15/24	12,250	10,902
	Pacific Gas & Electric Co.	2.950%	3/1/26	4,860	4,009
	Pacific Gas & Electric Co.	6.050%	3/1/34	15,672	15,006
	Pacific Gas & Electric Co.	5.800%	3/1/37	50,567	46,585
	Pacific Gas & Electric Co.	6.350%	2/15/38	2,830	2,688
	Pacific Gas & Electric Co.	6.250%	3/1/39	14,255	13,507
	Pacific Gas & Electric Co.	5.400%	1/15/40	78,620	69,579
	Pacific Gas & Electric Co.	5.125%	11/15/43	23,160	19,744
	Pacific Gas & Electric Co.	4.750%	2/15/44	12,245	10,225
	Pacific Gas & Electric Co.	4.300%	3/15/45	2,878	2,252
	Pacific Gas & Electric Co.	3.950%	12/1/47	10,236	7,754
	PacifiCorp	2.950%	6/1/23	29,675	28,949
	PacifiCorp	5.900%	8/15/34	12,500	14,250
	PacifiCorp	6.250%	10/15/37	36,635	44,547
	Potomac Electric Power Co.	3.050%	4/1/22	3,765	3,693
	Potomac Electric Power Co.	6.500%	11/15/37	25,000	30,804
	San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	4,056
	San Diego Gas & Electric Co.	4.150%	5/15/48	4,500	4,186
	Sierra Pacific Power Co.	3.375%	8/15/23	34,040	33,501
	Sierra Pacific Power Co.	2.600%	5/1/26	7,857	7,217
	South Carolina Electric & Gas Co.	3.500%	8/15/21	22,575	22,439
	South Carolina Electric & Gas Co.	4.250%	8/15/28	24,800	24,767
	South Carolina Electric & Gas Co.	6.625%	2/1/32	4,886	5,750
	South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	9,594
	South Carolina Electric & Gas Co.	5.300%	5/15/33	1,438	1,510
	South Carolina Electric & Gas Co.	6.050%	1/15/38	44,155	49,386
	South Carolina Electric & Gas Co.	5.450%	2/1/41	2,945	3,203
	South Carolina Electric & Gas Co.	4.350%	2/1/42	3,305	3,154
	South Carolina Electric & Gas Co.	4.600%	6/15/43	7,251	7,101
	South Carolina Electric & Gas Co.	4.100%	6/15/46	10,400	9,376
	South Carolina Electric & Gas Co.	4.500%	6/1/64	3,490	3,108
	South Carolina Electric & Gas Co.	5.100%	6/1/65	29,850	29,155
	Southern California Edison Co.	2.400%	2/1/22	4,295	4,092
	Southern California Edison Co.	3.700%	8/1/25	3,315	3,235
	Southern California Edison Co.	6.000%	1/15/34	7,695	8,189
	Southern California Edison Co.	5.550%	1/15/37	50,475	52,747
	Southern California Edison Co.	5.950%	2/1/38	40,000	43,435
	Southern California Edison Co.	6.050%	3/15/39	1,980	2,175
	Southern California Edison Co.	4.050%	3/15/42	15,662	13,916
	Southern California Edison Co.	3.900%	3/15/43	8,716	7,526
	Southern California Edison Co.	4.650%	10/1/43	16,640	16,036
	Southern California Edison Co.	3.600%	2/1/45	3,560	2,935
	Southern California Edison Co.	4.000%	4/1/47	257	226
	Southern California Edison Co.	4.125%	3/1/48	9,858	8,783
	Southern Co.	2.950%	7/1/23	48,400	46,324
	Southern Co.	3.250%	7/1/26	30,885	28,531
	Southern Co.	4.400%	7/1/46	15,635	14,101
	Southwestern Electric Power Co.	6.200%	3/15/40	9,800	11,337
	Southwestern Public Service Co.	3.700%	8/15/47	3,756	3,289
	Virginia Electric & Power Co.	2.750%	3/15/23	34,540	33,338
	Virginia Electric & Power Co.	3.500%	3/15/27	16,025	15,348
	Virginia Electric & Power Co.	6.000%	5/15/37	1,740	2,030
	Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	20,043
	Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	49,816
	Natural Gas (0.2%)
4	Boston Gas Co.	3.150%	8/1/27	5,385	5,005
4	Brooklyn Union Gas Co.	4.273%	3/15/48	61,265	58,019

16

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2018

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,820	3,869
4	Infraestructura Energetica Nova SAB de CV	4.875%	1/14/48	16,565	12,338
4	KeySpan Gas East Corp.	2.742%	8/15/26	25,345	23,020
	Nisource Finance Corp.	5.250%	2/15/43	14,588	15,108
	NiSource Finance Corp.	4.800%	2/15/44	10,370	10,068
	Sempra Energy	2.875%	10/1/22	27,530	26,192
	Sempra Energy	3.250%	6/15/27	80,765	73,538
	Other Utility (0.0%)
	American Water Capital Corp.	2.950%	9/1/27	9,975	9,225
	American Water Capital Corp.	4.200%	9/1/48	29,180	27,234
					2,472,345
Total Corporate Bonds (Cost $21,356,345)					20,916,872
Sovereign Bonds (2.0%)
4	CDP Financial Inc.	4.400%	11/25/19	40,000	40,531
4	Electricite de France SA	4.600%	1/27/20	50,000	50,754
4	Electricite de France SA	4.875%	9/21/38	84,000	75,915
4	Electricite de France SA	4.875%	1/22/44	1,775	1,584
4	Electricite de France SA	4.950%	10/13/45	15,100	13,786
	Equinor ASA	2.250%	11/8/19	22,515	22,324
	Equinor ASA	2.900%	11/8/20	57,210	56,788
	Equinor ASA	2.750%	11/10/21	32,860	32,291
	Equinor ASA	2.450%	1/17/23	15,017	14,414
	Equinor ASA	2.650%	1/15/24	14,000	13,368
	Equinor ASA	3.700%	3/1/24	25,320	25,326
	Equinor ASA	3.250%	11/10/24	29,975	29,380
	Export-Import Bank of Korea	1.750%	5/26/19	75,100	74,703
	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	46,878
	Japan Bank for International Cooperation	2.250%	2/24/20	52,670	52,194
	Japan Bank for International Cooperation	2.125%	6/1/20	32,682	32,227
	Japan Bank for International Cooperation	2.125%	7/21/20	40,250	39,632
9	Japan Treasury Discount Bill	0.000%	1/9/19	18,880,950	166,347
9	Japan Treasury Discount Bill	0.000%	2/12/19	16,100,000	141,876
4	Kingdom of Saudi Arabia	2.375%	10/26/21	31,330	30,121
4	Kingdom of Saudi Arabia	2.875%	3/4/23	48,885	46,708
4	Kingdom of Saudi Arabia	4.000%	4/17/25	44,185	43,365
	Korea Development Bank	2.500%	3/11/20	78,800	78,014
4	Petroleos Mexicanos	6.350%	2/12/48	33,975	27,120
	Province of Ontario	4.000%	10/7/19	56,415	56,936
	Province of Ontario	4.400%	4/14/20	50,000	50,948
	Province of Ontario	2.500%	4/27/26	40,160	37,924
	Province of Quebec	2.500%	4/20/26	145,430	137,900
4	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	62,500	61,647
4	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	62,500	58,374
4	Sinopec Group Overseas Development 2017 Ltd.	3.000%	4/12/22	31,000	30,192
4	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	51,455	51,328
4	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	62,480	60,387
4	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	28,630	26,995
4	State of Kuwait	2.750%	3/20/22	4,255	4,144
4	State of Qatar	5.250%	1/20/20	53,430	54,503
4	State of Qatar	2.375%	6/2/21	55,190	53,546
4	State of Qatar	3.875%	4/23/23	71,330	71,529
4	State of Qatar	5.103%	4/23/48	29,730	30,133
4	Temasek Financial I Ltd.	2.375%	1/23/23	45,150	43,180
4	Temasek Financial I Ltd.	3.625%	8/1/28	36,800	36,524
Total Sovereign Bonds (Cost $2,054,518)					2,021,836
Taxable Municipal Bonds (1.6%)
	Atlanta GA Downtown Development Authority Revenue	6.875%	2/1/21	4,265	4,454
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.263%	4/1/49	33,765	44,520

17

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2018

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	7.043%	4/1/50	33,915	47,903
	California GO	5.700%	11/1/21	16,840	17,972
	California GO	7.550%	4/1/39	30,325	42,830
	California GO	7.300%	10/1/39	11,800	16,076
	California GO	7.350%	11/1/39	66,875	90,904
	California GO	7.625%	3/1/40	1,275	1,797
	California GO	7.600%	11/1/40	29,920	42,932
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	8,545	10,104
	Chicago IL O’Hare International Airport Revenue	6.845%	1/1/38	25,680	26,611
	Chicago IL O’Hare International Airport Revenue	6.395%	1/1/40	8,970	11,378
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.200%	12/1/40	1,790	2,123
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.899%	12/1/40	54,480	68,055
	Chicago IL Transit Authority Transfer Tax Receipts Revenue	6.899%	12/1/40	29,855	37,294
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	29,925	37,407
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	54,067	58,156
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	7,337	8,465
	Grand Parkway Transportation Corp. Texas System Toll Revenue	5.184%	10/1/42	40,435	45,738
	Houston TX GO	6.290%	3/1/32	17,740	20,689
	Illinois GO	5.100%	6/1/33	44,360	42,055
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	29,200	35,596
	Kansas Development Finance Authority Revenue	4.927%	4/15/45	10,350	10,926
10	Kansas Development Finance Authority Revenue (Public Employees Retirement System)	5.501%	5/1/34	50,000	56,056
	Los Angeles CA Community College District GO	6.750%	8/1/49	13,625	19,010
	Los Angeles CA Unified School District GO	5.750%	7/1/34	24,525	28,629
	Louisville & Jefferson County KY Metropolitan Sewer District Sewer & Drainage System Revenue	6.250%	5/15/43	19,000	24,423
	Maryland Transportation Authority Facilities Projects Revenue	5.888%	7/1/43	21,685	26,243
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.715%	8/15/39	22,105	26,220
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	35,285	49,088
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	4,000	5,401
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.790%	6/15/41	2,030	2,103
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.882%	6/15/44	16,995	21,142
	New York Metropolitan Transportation Authority Revenue	6.814%	11/15/40	1,895	2,440
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	7.336%	11/15/39	10,860	15,146
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,085	19,346
	New York State Urban Development Corp. Revenue	2.100%	3/15/22	111,295	109,203
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	61,100	83,014
	Oregon Department of Transportation Highway User Tax Revenue	5.834%	11/15/34	25,930	31,285
	Oregon GO	5.902%	8/1/38	19,510	23,253
10	Oregon School Boards Association GO	5.528%	6/30/28	50,000	56,088
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	12,735	14,479
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	10,455	12,477
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	48,460	48,014
	Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	21,985	23,037
	Regents of the University of California Revenue	3.063%	7/1/25	49,360	48,668
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	11,890	15,023
	Stanford University	6.875%	2/1/24	34,745	40,048
	Stanford University	7.650%	6/15/26	29,000	36,893
	University of California Regents Medical Center Revenue	6.548%	5/15/48	18,650	23,870

18

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2018

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	University of California Regents Medical Center Revenue	6.583%	5/15/49	21,260	27,202
	University of California Revenue	4.601%	5/15/31	21,975	23,198
	University of California Revenue	5.770%	5/15/43	24,325	28,686
	University of California Revenue	4.765%	5/15/44	5,980	6,257
	University of California Revenue	3.931%	5/15/45	22,370	21,400
Total Taxable Municipal Bonds (Cost $1,540,111)					1,691,327

				Shares
Temporary Cash Investments (3.3%)
Money Market Fund (0.1%)
11,12	Vanguard Market Liquidity Fund	2.407%		680,617	68,062

				Face Amount ($000)
Repurchase Agreements (2.7%)
	Bank of America Securities, LLC(Dated 11/30/18, Repurchase Value $173,933,000 collateralized by Federal National Mortgage Assn. 3.500%-4.000%, 11/1/47-10/1/48, with a value of $177,378,000)	2.290%	12/3/18	173,900	173,900
	Citigroup Global Markets Inc.(Dated 11/30/18, Repurchase Value $360,368,000 collateralized by U.S. Treasury Note/Bond 0.000%, 1/10/19-3/7/19, with a value of $367,506,000)	2.270%	12/3/18	360,300	360,300
	Deutsche Bank Securities, Inc.(Dated 11/30/18, Repurchase Value $34,807,000 collateralized by Federal Home Loan Bank 2.500%-4.060%, 4/27/26-9/11/37, Federal Farm Credit Bank 1.279%-3.430%, 2/21/20-10/26/37, Federal Home Loan Mortgage Corp. 0.000%, 7/15/23-3/15/31, Federal National Mortgage Assn. 0.000%-6.160%, 9/30/19-11/15/30, with a value of $35,497,000)	2.300%	12/3/18	34,800	34,800
	HSBC Bank USA(Dated 11/30/18, Repurchase Value $346,365,000 collateralized by U.S. Treasury Note/Bond 1.375%-2.875%, 10/31/20-8/15/47, with a value of $353,226,000)	2.260%	12/3/18	346,300	346,300
	HSBC Bank USA(Dated 11/30/18, Repurchase Value $286,754,000 collateralized by Federal Home Loan Mortgage Corp. 3.000%-4.500%, 3/1/43-10/1/48, Federal National Mortgage Assn. 3.000%-4.500%, 1/1/30-10/1/48, with a value of $292,434,000)	2.270%	12/3/18	286,700	286,700
	Nomura International PLC(Dated 11/30/18, Repurchase Value $583,111,000 collateralized by U.S. Treasury Note/Bond 0.000%-7.625%, 1/2/19-5/15/37, with a value of $594,660,000)	2.280%	12/3/18	583,000	583,000
	RBC Capital Markets LLC(Dated 11/30/18, Repurchase Value $481,191,000 collateralized by Federal Home Loan Mortgage Corp. 3.500%-4.000%, 2/1/48-10/1/48, Federal National Mortgage Assn. 1.615%-5.710%, 1/1/19-10/1/48, Government National Mortgage Assn. 3.000%-3.750%, 6/20/43-11/20/46, with a value of $490,722,000)	2.270%	12/3/18	481,100	481,100
	TD Securities (USA) LLC(Dated 11/30/18, Repurchase Value $40,008,000 collateralized by Federal National Mortgage Assn. 4.000%, 9/1/47, with a value of $40,800,000)	2.280%	12/3/18	40,000	40,000

19

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2018

Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Wells Fargo & Co.(Dated 11/30/18, Repurchase Value $504,296,000 collateralized by Federal Home Loan Mortgage Corp. 2.184%-6.500%, 9/1/21-11/1/48, Federal National Mortgage Assn. 1.000%-7.000%, 10/24/19-10/1/48, Government National Mortgage Assn. 4.500%, 9/20/48, with a value of $514,284,000)	2.290%	12/3/18	504,200	504,200
2,810,300
U.S. Government and Agency Obligations (0.3%)
United States Treasury Bill	2.200%	12/11/18	250,000	249,880
Commercial Paper (0.2%)
13	Apple Inc.	2.275%	12/17/18	243,000	242,745
Total Temporary Cash Investments (Cost $3,370,958)	3,370,987
Total Investments (100.0%) (Cost $80,953,684)	102,601,656
Other Assets and Liabilities—Net (0.0%)	43,273
Net Assets (100%)	102,644,929

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $62,571,000.
1	Securities with a value of $6,602,000 have been segregated as initial margin for open futures contracts.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3

The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

4

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2018, the aggregate value of these securities was $5,581,700,000, representing 5.4% of net assets.

5	Adjustable-rate security based upon 3-month USD LIBOR plus spread.
6	Adjustable-rate security based upon 1-month USD LIBOR plus spread.
7	Adjustable-rate security.
8	Face amount denominated in Canadian dollars.
9	Face amount denominated in Japanese yen.
10	Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
11	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12	Includes $67,921,000 of collateral received for securities on loan.
13

Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At November 30, 2018, the value of these securities was $242,745,000, representing 0.2% of net assets.

ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
GO—General Obligation Bond.

20

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© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA210 012019

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellington Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets—investments summary of Vanguard Wellington Fund (one of the funds constituting Vanguard Wellington Fund, referred to hereafter as the “Fund”) as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2018 (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the five years in the period ended November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

January 17, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures.  The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a)         Code of Ethics.

(b)        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:  January 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

BY:	/s/ MORTIMER J. BUCKLEY *

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: January 22, 2019

VANGUARD WELLINGTON FUND

BY:	/s/ THOMAS J. HIGGINS*

THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 22, 2019

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number 33-32216, Incorporated by Reference.